The Start of Something Big . . .

If they gave out an award for hard work, perseverance and a willingness to listen to good advice, Jeff Golden would win for certain. As a teenager, Jeff worked through high school bagging groceries at the local supermarket. It wasn't big money, still Jeff had big plans. He was determined to own his own business.

During his stint as bag boy, Jeff became acquainted with many of the market's regular customers. One of whom was a registered representative with Princor Financial Services Corporation. The registered representative was impressed with Jeff's enthusiasm and dedication to the job. After a time, he gave Jeff some advice, "Start saving for the future now. It will be here before you know it."

This was twelve years ago not long after the October 17, 1987 market crash. The crash left many investors on the sidelines, waiting to see what would happen next. Not Jeff, his mind was made up. He contacted the representative and informed him he was ready to begin an investment program.

In early December 1987, Jeff made his first $50 monthly investment divided equally between two stock mutual funds--Principal MidCap Fund-A and Principal Growth Fund-A.

Inspired by a dream of being his own boss, Jeff added $25 each month to his two fund accounts. After high school graduation, Jeff continued to work at the supermarket and was rewarded for his diligence with regular raises and promotions. In two years, Jeff was named Produce Department Manager and his mutual fund accounts had grown to $1,370.

A few months later, with the encouragement of his registered representative, Jeff decided to make his first $2,000 IRA contribution. Jeff selected two mutual funds which he believed could offer him good potential for long-term growth--Principal Capital Value Fund-A and Principal International Fund-A. In August 1989, Jeff invested $1,000 into each.

Another year passed and Jeff met with his registered representative for an annual review. With his promotion, he felt comfortable increasing his monthly investment amount from $50 to $100. This was December of 1990. Jeff believed that big things lay ahead and that the fastest way to reach his goals was by saving and investing for them.

Over the next three years, Jeff was married and he and his wife bought their first home. He continued to contribute $2,000 each year to his IRA split equally between the two original funds. In 1993, Jeff expanded his IRA holdings and began dividing his annual $2000 contribution equally between Principal Capital Value, International and Utilities Funds-A.

Jeff never wavered on his $100 monthly investments. By the end of 1995, Jeff's nonqualified fund accounts were valued at $13,389. As Jeff's investments grew so did his confidence. He knew it was time to make a move. With the capital in his Principal Mutual Funds accounts to back him up, Jeff started looking for a business venture.

In the spring of 1996, opportunity knocked. Jeff called his registered representative and told him that he needed approximately $15,000 to buy an interest in a new "stop and wash" business opening in town. Fortunately, Jeff had accumulated enough in his nonqualified fund accounts to become part owner of the business.

That was three years ago. Now Jeff is partner in another similar business in town. He has realized his dream of becoming his own boss. Jeff still makes a $100 monthly investment into his nonqualified fund accounts. And, until this year, he contributed $2,000 annually to his IRA which had grown in value to over $39,000 as of September 30, 1999.

In 1999, Jeff and his partners established a SIMPLE-IRA. Jeff, his partners and employees can defer 100% of their salaries up to a maximum of $6,000 per year. The business can then match their deferrals up to 3% of salary annually. The SIMPLE-IRA benefits them all.

Who knew back in 1987 that a $50 monthly investment and a young man with a dream would be the start of something big?

This story does not represent an actual investor, but does reflect the actual investment results of the Principal Mutual Funds mentioned. Past results do not guarantee future performance. Share values fluctuate so that the value at redemption may be more or less than original cost. Redemption of fund shares in a nonqualified account may be subject to taxation. IRA withdrawals made before age 59 1/2 may be subject to tax penalties. SIMPLE-IRA withdrawals made before age 59 1/2 and/or less than two years of ownership may be subject to tax penalties.

                  Average Annual Total Returns through 9/30/99
                             Including Sales Charges

                                       1 year         5 years         10 years
Principal MidCap Fund-A                2.41%          11.07%          12.30%
Principal MidCap Fund-B                3.00%          13.44%*         --
Principal MidCap Fund-C **             -14.02%        --              --
Principal Growth Fund-A                13.63%         16.80%          15.29%
Principal Growth Fund-B                14.54%         19.23%*         --
Principal Growth Fund-C **             -10.87         --              --
Principal Capital Value Fund-A         -1.42%         14.95%          11.27%
Principal Capital Value Fund-B         -1.12%         17.0%*          --
Principal Capital Value Fund-C **      -14.69%        --              --
Principal International Fund-A         18.63%         9.94%           10.06%
Principal International Fund-B         19.69%         12.33%*         --
Principal International Fund-C **      0.55%          --              --
Principal Utilities Fund-A             6.40%          16.31%          11.35%*
Principal Utilities Fund-B             6.84%          17.01%*         --
Principal Utilities Fund-C **          -6.22%         --              --

*    Notes partial period from fund inception date.
**   Cumulative return for period of less than 1 year.

Class A share returns assume the reinvestment of all distributions, the maximum 4.75% sales charge and a .25% annual distribution fee. Prior to 12/9/94, the maximum sales charge was 5%.

Class B share returns assume the reinvestment of all distributions, a maximum 1% annual distribution fee and declining contingent deferred sales charge from a maximum of 4% to zero percent over a six-year period, assuming redemption on 9/30/99.

Class C share returns assume the reinvestment of all distributions, a maximum 1% annual distribution fee and a 1% contingent deferred sales charge in the first year of ownership, assuming redemption on 9/30/99.

Investments in Principal MidCap Fund may be subject to more abrupt or erratic market movements and greater risks than other stock fund investments. Principal International Fund shares are subject to volatility caused by exchange rates, foreign economies and taxation. Principal Utilities Fund is subject to market conditions directly related to the utilities industry.



A Message To Shareholders

Dear Shareholder

Since our last report, we celebrated a birthday. We've been in the mutual funds business for 30 years. In October 1969, we started two mutual funds. Today we have 18 funds with over $4 billion in assets. From the very beginning, we have stuck to the basics. Despite industry pressure, we've kept a long-term investment strategy and tried to avoid the lure of the latest "hot" investment style. And, we've kept our focus on top quality customer service.

Our growth continues. In November, we introduced the first in a new series of "Partners" funds. Principal Partners Aggressive Growth Fund is managed, or "sub-advised," by an outside investment advisor. By recruiting outside talent, you have access to additional investment managers with proven track records of success. The new fund is managed by Morgan Stanley Dean Witter Investment Management. Additional Partners funds are in the works for next year. For more complete information about Principal Partners Aggressive Growth Fund, including charges and expenses, call or write for a free prospectus. Read the prospectus carefully before you invest or send money.

Principal Mutual Funds' investment results during the fiscal year varied widely. As you can see in the performance table on the next page, international-equity funds were strong across the board, with Principal International SmallCap Fund being exceptional; domestic equity funds were mixed, yet with some impressive standouts, like Principal SmallCap Fund; and some income-oriented funds held their own as interest rates crept upward during the year. This range of results across investment sectors makes a compelling case for diversification and asset allocation within an investment portfolio. Your registered representative can assist you in developing an asset allocation strategy where a mix of stock- and bond-oriented investments work to achieve the highest potential return possible at a risk level that matches your personal requirements.

An issue that's received a great deal of media attention is Y2K. We are pleased to report that our recordkeeping systems are well prepared. Comprehensive plans are in place to make sure the transition to the new millennium is as seamless as possible. Our "Year 2000 Readiness Disclosure" can be viewed at our website (www.principal.com) or by calling our customer service line at (800) 247-4123. Please call us if you have concerns or questions. When the clock strikes midnight on December 31, we'll be ready!

We are dedicated to providing you with excellent products and services which will allow you to pursue your investment goals with confidence. We look forward to the continued success of Principal Mutual Funds and our shareholders. Thank you for your confidence and the opportunity to serve you.

Sincerely

/s/ Ralph C. Eucher           /s/ Mike Beer

Ralph C. Eucher               Michael J. Beer
President                     Executive Vice President & Chief Operating Officer
Principal Mutual Funds        Principal Management Corporation


                       Principal Mutual Funds Performance
                          Average Annual Total Returns
                             As of October 31, 1999

                                     1 Year               5 Years             10 Years
                                 with     without     with     without    with      without
                                 sales     sales      sales     sales     sales      sales
        A Shares of:            charge    charge     charge    charge    charge     charge

Balanced                        (0.07)%    4.85%    11.06%     12.13%     9.80%     10.33%
Blue Chip                       11.50     17.00     18.81      19.96     14.01(a)   14.65(a)
Bond                            (6.53)    (1.92)     6.83       7.86      7.22       7.74
Capital Value                   (1.84)     3.00     16.22      17.35     12.42      12.96
Government Securities Income    (3.30)     1.47      7.16       8.19      7.13       7.65
Growth                          11.94     17.46     17.89      19.03     16.38      16.94
High Yield                      (2.02)     2.81      5.90       6.93      6.36       6.88
International                   10.72     16.18     10.21      11.27     11.04      11.57
International Emerging Markets  24.74     30.89     (5.53)(b)  (3.41)(b)
International SmallCap          47.25     54.52     19.94 (b)  22.63 (b)
Limited Term Bond                0.31      1.83      4.67 (c)   5.11 (c)
MidCap                           0.60      5.56     11.98      13.06     13.15      13.70
Real Estate                     (8.87)    (4.38)   (13.27)(d) (10.96)(d)
SmallCap                        28.20     34.52      4.16 (d)   6.93 (d)
Tax-Exempt Bond                 (7.09)    (2.51)     5.82       6.85      6.07       6.58
Utilities                        9.35     14.74     17.29      18.42     12.02(e)   12.80(e)

                                      1 Year            5 Years
                                  with    without    with      without
        B Shares of:              CDSC*    CDSC*     CDSC*      CDSC*

Balanced                         0.06%     4.02%    12.31%(f)  12.57%(f)
Blue Chip                       12.09     16.09     20.30 (f)  20.49(f)
Bond                            (6.36)    (2.68)     6.72 (f)   7.04(f)
Capital Value                   (1.57)     2.24     18.12 (f)  18.34(f)
Government Securities Income    (3.17)     0.65      7.17 (f)   7.48(f)
Growth                          12.75     16.75     20.29 (f)  20.49(f)
High Yield                      (1.76)     2.02      6.05 (f)   6.36(f)
International                   11.27     15.27     12.45 (f)  12.71(f)
International Emerging Markets  25.91     29.91     (5.67)(b)  (3.88)(b)
International SmallCap          49.42     53.42     20.65 (b)  22.11(b)
Limited Term Bond                0.08      1.29      4.49 (c)   4.66(c)
MidCap                           1.09      5.09     14.26 (f)  14.51(f)
Real Estate                     (8.79)    (5.10)   (13.20)(d) (11.44)(d)
SmallCap                        29.29     33.29      4.16 (d)   6.25(d)
Tax-Exempt Bond                 (6.73)    (3.01)     6.48 (f)   6.80(f)
Utilities                        9.85     13.85     17.88 (f)  18.09(f)

* Contingent Deferred Sales Charge


                                   Cumulative Returns
                                 As of October 31, 1999
                                    1 Year(g)
                                 with     without
                                 sales     sales
        C Shares of:            charge    charge

Balanced                        (5.67)%    (4.67)%
Blue Chip                       (2.29)     (1.29)
Bond                            (1.40)     (0.40)
Capital Value                   (8.42)     (7.42)
Government Securities Income     0.11       1.11
Growth                          (4.75)     (3.75)
High Yield                      (1.99)     (0.99)
International                    2.95       3.95
International Emerging Markets  (5.47)     (4.47)
International SmallCap          16.81      17.81
Limited Term Bond                0.34       0.84
MidCap                          (9.36)     (8.36)
Real Estate                    (11.21)    (10.21)
SmallCap                         0.53       1.53
Tax-Exempt Bond                 (3.59)     (2.59)
Utilities                       (1.47)     (0.47)

                              Average Annual Total Returns
                                 As of October 31, 1999
        R Shares of:            1 Year     5 Years

Balanced                         4.21%     10.14%(c)
Blue Chip                       16.31      17.46 (c)
Bond                            (2.45)     (4.76)(c)
Capital Value                    2.35      14.57 (c)
Government Securities Income     0.78       5.25 (c)
Growth                          16.78      16.29 (c)
High Yield                       2.01       3.88 (c)
International                   15.27      12.18 (c)
International Emerging Markets  30.93      (3.46)(b)
International SmallCap          54.61      22.77 (b)
Limited Term Bond                1.13       4.48 (c)
MidCap                           4.89       7.49 (c)
Real Estate                     (4.70)    (11.07)(d)
SmallCap                        33.85       6.77 (d)
Utilities                       13.97      15.54 (c)

(a)  Partial period, from effective date 3/1/91
(b)  Partial period, from effective date 8/29/97
(c)  Partial period, from effective date 2/29/96
(d)  Partial period, from effective date 12/31/97
(e)  Partial period, from effective date 12/16/92
(f)  Partial period, from effective date 12/9/94
(g)  Partial period, from effective date 6/30/99


Total return represents the overall  performance of an investment for a specific period of time,  assuming the  reinvestment  of dividends  and capital gains and after  applicable  expenses.  Average annual total returns for A shares are with and without  maximum  4.75% (1.50% for the Limited Term Bond Fund) sales charge.
Average  annual  total  returns for B shares are with and without  maximum  4.0%
(1.25% for the Limited Term Bond Fund)  contingent  deferred  sales charge.  The returns for Class C shares are cumulative  returns since June 30, 1999. They are shown with and without  maximum  1.00%  (0.50% for the  Limited  Term Bond Fund)
contingent  deferred sales charge.  The returns reflect past  performance.  Past performance  does not predict  future  performance.  The  investment  return and principal value of an investment  will fluctuate so that shares,  when redeemed, may be worth more or less than their original cost.



                                Table of Contents

                                                                       Page
Portfolio Managers' Comments.........................................    5

Growth Funds (Domestic) Financial Statements and Highlights
   Statements of Assets and Liabilities..............................   18
   Statements of Operations..........................................   20
   Statements of Changes in Net Assets...............................   22
   Notes to Financial Statements.....................................   24
   Schedules of Investments
     Balanced Fund...................................................   32
     Blue Chip Fund..................................................   36
     Capital Value Fund..............................................   37
     Growth Fund.....................................................   38
     MidCap Fund.....................................................   39
     Real Estate Fund................................................   41
     SmallCap Fund...................................................   42
     Utilities Fund..................................................   44
   Financial Highlights..............................................   46

Growth Funds (International) Financial Statements and Highlights
   Statements of Assets and Liabilities..............................   64
   Statements of Operations..........................................   65
   Statements of Changes in Net Assets...............................   66
   Notes to Financial Statements.....................................   68
   Schedules of Investments
     International Emerging Markets Fund.............................   76
     International Fund..............................................   78
     International SmallCap Fund.....................................   80
   Financial Highlights..............................................   84

Income Funds Financial Statements and Highlights
   Statements of Assets and Liabilities..............................   92
   Statements of Operations..........................................   94
   Statements of Changes in Net Assets...............................   96
   Notes to Financial Statements.....................................   98
   Schedules of Investments
     Bond Fund.......................................................  106
     Government Securities Income Fund...............................  109
     High Yield Fund.................................................  109
     Limited Term Bond Fund..........................................  111
     Tax-Exempt Bond Fund............................................  112
   Financial Highlights..............................................  118

Money Market Fund Financial Statements and Highlights
   Statement of Assets and Liabilities...............................  130
   Statement of Operations...........................................  131
   Statements of Changes in Net Assets...............................  132
   Notes to Financial Statements.....................................  134
   Schedule of Investments
     Cash Management Fund............................................  138
   Financial Highlights..............................................  142

Report of Independent Auditors.......................................  145
Federal Income Tax Information.......................................  146
Principal Mutual Funds...............................................  151

PORTFOLIO MANAGERS' COMMENTS

Principal Management Corporation, the adviser to the Principal Mutual Funds, is staffed with investment professionals who manage each individual fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and recent results of each fund over the past year. We believe any Principal Mutual Fund should, under normal circumstances, represent only a portion of an investor's total investments. For most investors, a portfolio should be balanced among stocks, bonds, and cash reserves to fit their own needs and risk tolerance. Those who maintain this balanced approach should be aware of the short-term results, but focus on the long term. Past performance is no guarantee of future results. Fund values will fluctuate so that the shares, upon redemption, may be worth more or less than their original cost.

Growth-Oriented Funds

Domestic Growth Funds

Principal Balanced Fund

    Marty Schafer Judi Vogel

                    The  financial  markets kept  investors on the edge of their seats  during the year ended  October  31,  1999.  From near
  Photos Here       collapse  of the global  financial  system late in 1998 to a booming U.S. economy and improvement in growth worldwide, it has been a roller  coaster ride.  The Federal  Reserve moved twice to slow the domestic economy by raising interest rates in June and August. Fears of inflation heating up in a tight job  market  sent  long-term  interest  rates back above 6%.
                    Bonds struggled  against the tide of rising rates,  managing to  produce  total  returns  of 1% or less  for  diversified portfolios.  Longer duration* bonds were soundly in negative return  territory.  The equity markets were driven by growth stocks,  strength  in  technology  and price  momentum.  The difference  in returns  between the S&P 500's top ten stocks and the median S&P 500 company was  striking.  High  growth,
                    high  PE,  large  capitalization   stocks  outperformed  the
                    average stock by more than ten times. This was the narrowest leadership the market has seen in ten years.

Having too little exposure to top tier growth and high-flying technology companies throughout the year negatively impacted the Principal Balanced Fund's performance. Prices are too exorbitantly high compared to long-term business prospects to justify purchase of most of these stocks. The Fund's equity portfolio currently comprises approximately 55% of total assets and is structured to benefit from a recovery in the global economy, improved corporate profits growth and a broadening of market participation. The fixed income portfolio accounts for 45% of assets and remains duration neutral vs. the benchmark. Fund managers favor higher yielding corporate and mortgage backed securities vs. Treasuries in this strong economic environment. There is no
independent   market  index  against  which  to  measure   returns  of  balanced
portfolios, however the S&P 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index are presented for your information.

Comparison of Change in Value of $10,000 Investment in the Balanced Fund Class A, Lipper Balanced Fund Average, Lehman Brothers Government/Corporate Bond Index and S&P 500 Stock Index.


--------------------------------------
                 Total Returns
            As of October 31, 1999
             1 Year    5 Year   10 Year
Class A       4.85%    12.13%    10.33%
Class B       4.02%    12.57% *    -
Class C      -4.97%**     -        -
Class R       4.21%    10.14%***
--------------------------------------



 Maximum Sales Charge
         4.75%
                                  Lehman Gov't.    Lipper
  Year Ended       Balanced        Corporate       Balanced       S&P 500
  October 31,1999   Fund             Bond          Average         Index
                    9,521           10,000          10,000         10,000
   1990             8,448           10,550           9,478          9,251
   1991            11,327           12,172          12,177         12,351
   1992            12,671           13,452          13,240         13,582
   1993            14,221           15,285          15,203         15,607
   1994            14,355           14,576          15,095         16,209
   1995            16,392           16,932          17,717         20,490
   1996            18,868           17,844          20,346         25,424
   1997            21,864           19,416          24,315         33,585
   1998            24,268           21,412          26,535         40,970
   1999            25,446           21,271          29,539         51,449


Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*   Since Inception Date 12/9/94
**  Cumulative return since inception date 6/30/99
*** Since Inception Date 2/29/96


Principal Blue Chip Fund

     Mark Williams

                    Principal Blue Chip Fund's  investment  strategy  during the previous year  continued to  concentrate  on companies  with significant  operating histories,  well-capitalized  balance sheets,  and a history of  consistent  earnings and dividend
    Photo Here      increases. The Fund's focus on consistent dividend increases is of special importance. During the measurement period just ended, this focus hampered performance relative to the S&P
                    500 Index. Technology was the best performing sector of the index. Since many technology companies do not pay dividends, the Fund was underweighted in this top-performing sector.

While the Fund's return is competitive relative to its peer groups, the shortfall versus the S&P 500 needs some explanation. The peer groups, as well as the Fund, are underweighted in technology relative to the S&P 500. The number of dividend paying companies in this sector is limited as well as the number of companies that are able to make a valuation screen. The Fund's technology sector underweight, relative to the S&P 500, was responsible for almost fifty percent of the performance shortfall. Added to this is the fact that companies that do not pay dividends were responsible for the majority of returns in the S&P 500 tech sector. The combination of the Fund's underweight in technology and the superior performance of non-dividend paying companies was responsible for two-thirds of the Fund's performance shortfall.

The Utility and Basic Material sectors performed poorly. The Fund had no exposure to these sectors, which proved beneficial since their returns were poorer than those of the other sectors. Because there was no exposure to the poor performing sectors, the Fund had positive relative performance.

The strategy for the coming year remains the same. Fund Managers will continue to look for those companies with the characteristics described at the beginning of this report. However, further research is being done in the technology area to make sure the dividend focus is not unduly jeopardizing the ability to generate superior returns in that sector.


Comparison of Change in Value of $10,000 investment in the Blue Chip Fund Class A, Lipper Large-Cap Value Fund Average and S&P Stock Index.

------------------------------------------
               Total Returns
            As of October 31, 1999
            1 Year    5 Year    10 Year
Class A     17.00%     19.96%    14.65%*
Class B     16.09%     20.49%      -
Class C     -1.57%***    -         -
Class R     16.31%     17.46%****
------------------------------------------


Maximum Sales Charge
       4.75%

                   Blue               Lipper             S&P 500
 Year Ended        Chip          Large-Cap Value          Stock
 October 31,1999   Fund            Fund Average           Index
                   9,524              10,000             10,000
    1991          10,181              10,544             10,911
    1992          11,190              11,499             11,998
    1993          11,822              13,424             13,787
    1994          12,600              13,763             14,319
    1995          15,455              16,510             18,100
    1996          18,267              20,011             22,459
    1997          22,391              25,638             29,668
    1998          26,753              28,174             36,192
    1999          31,300              33,135             45,450


Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.


        *    Since Inception Date 3/1/91
        **   Since Inception Date 12/9/94
        ***  Cumulative return since inception date 6/30/99
        **** Since Inception Date 2/29/96

(1) Lipper has discontinued calculation of the Average previously used for this Fund. This chart reflects information for the Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


Principal Capital Value Fund

  Catherine  Zaharis

                    The Capital  Value Fund has  experienced  a  difficult  year relative to its benchmark and peer group.  The major ongoing factor for this is related to the technology industry.  Fund managers have a strict valuation criteria which has left the
 Photo Here         Fund without  exposure to many areas of technology that have great business potential, but may not be good investments on a  valuation  basis.  As each  organization  is  analyzed to determine the value of the underlying  business,  a specific analysis is  developed of what each  business is worth.  The market  has  diverged  and  not  focused  on  this  type  of classical  analysis  for major  sectors  of the  market.  In technology  there  are  currently  companies  that are being valued not on what they earn, but on how many people show up to  their  websites.  Many of  these  companies  do not have earnings,  nor are they  expected  to have  earnings  in the foreseeable  future.  However,  these  companies enjoy stock prices  that  continue  to  climb,  well  beyond  historical
                    valuation   measures.   Fund  managers   continue  to  value
                    companies such that we must determine a specific valuation for the business. To the extent we cannot do that and justify the current price, these companies are not included as candidates for inclusion in the portfolio.

The areas that have performed well for the Fund in the past year include Energy, where currently the Fund has a position larger than the S&P 500, and Health Care, where it had lower holdings as these companies underperformed in the spring due to concerns regarding reform of prescription prices. Besides technology, the most difficult area for Fund managers was financials, where rising interest rates impacted the valuations of banks. Although most banks continue to have strong businesses, the market does not wish to pay for these earnings at the same level as the prior year.

Fund managers are closely examining the current market as the Fed continues to monitor the strength of the economy and their fears that inflation will creep back into the system. At the same time as these events are occurring in the U.S., a global improvement in the worldwide economic environment is seen. As these events continue to unfold, Fund managers will monitor events to make adjustments to the portfolio.


Comparison of Change in Value of $10,000 Investment in the Capital Value Fund Class A, Lipper Large-Cap Value Fund Average and S&P 500 Stock Index.

---------------------------------------------
                   Total Returns
               As of October 31, 1999
               1 Year    5 Year     10 Year
Class A         3.00%    17.35%      12.96%
Class B         2.24%    18.34%*       --
Class C        -8.40%**    --          --
Class R         2.35%    14.57%***     --
---------------------------------------------

Maximum Sales Charge
      4.75%

                                              Lipper             S&P 500
 Year Ended               Capital         Large-Cap Value         Stock
 October 31,1999       Accumulation          Fund Average         Index
                           9,523                10,000           10,000
     1990                  7,826                 9,018            9,251
     1991                 11,006                12,039           12,351
     1992                 12,290                13,130           13,582
     1993                 13,570                15,328           15,607
     1994                 14,475                15,714           16,209
     1995                 17,072                18,850           20,490
     1996                 21,580                22,849           25,424
     1997                 27,053                29,274           33,585
     1998                 31,266                32,169           40,970
     1999                 32,205                37,834           51,449


Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*   Since Inception Date 12/9/94
**  Cumulative return since inception date 6/30/99
*** Since Inception Date 2/29/96

(1) Lipper has discontinued calculation of the Average previously used for this Fund. This chart reflects information for the Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


Principal Growth Fund

Returns to equity shareholders over the past several years, as well as this last year, have been spectacular. The reason for these excellent returns is simple. Great fundamentals yield great returns. The economy has been strong, yet inflation has remained subdued. Competition and de-regulation have put pressure on companies, yet corporate profits have been strong. These strong fundamentals supported high equity returns.

Principal Growth Fund lost a little ground relative to the S&P 500, but continues to outperform its peers. The Fund trailed the S&P 500 because of its Healthcare business and Technology holdings. Healthcare suffered from fear of the government becoming more involved in the business. While greater government involvement is a real threat, the Fund managers believe the potential of this has been more than priced into these companies. In technology, the Fund's holdings were up an average more than 50%, yet the technology sector of the index was up over 60%. The Fund owned many of the best performing technology stocks, but not all of them. The Fund finished between the S&P 500 Index and the Lipper Multi-Cap Core Fund Average performances for the year ended October 31.

The Fund focuses on buying high quality growth companies. Fund managers define quality as those companies that are in good industries, have clear competitive advantages, and are run by top-flight management. In addition, those companies are purchased at a discount to their underlying worth.

Comparison of Change in Value of $1,000 Investment in the Growth Fund Class A, Lipper Multi-Cap Core Fund Average and S&P 500 Stock Index.


-------------------------------------
                   Total Returns
              As of October 31, 1999
             1 Year    5 Year     10 Year
Class A      17.46%    19.03%      16.94%
Class B      16.75%    20.49%*       --
Class C      -4.52%**    --          --
Class R      16.78%    16.29%***     --
-------------------------------------


Maximum Sales Charge
       4.75%

                                                     Lipper            S&P 500
                                   Growth        Multi-Cap Core         Stock
 Year Ended October 31,1999         Fund          Fund Average          Index
                                    9,527            10,000            10,000
        1990                        8,650             8,835             9,251
        1991                       13,780            12,487            12,351
        1992                       15,814            13,468            13,582
        1993                       17,368            15,767            15,607
        1994                       19,075            16,010            16,209
        1995                       23,517            19,849            20,490
        1996                       26,010            23,515            25,424
        1997                       33,696            29,930            33,585
        1998                       38,803            32,809            40,970
        1999                       45,577            40,395            51,449

Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.


*    Since Inception Date 12/9/94
**   Cumulative return since inception date 6/30/99
***  Since Inception Date 2/29/96

(1) Lipper has discontinued calculation of the Average previously used for this Fund. This chart reflects information for the Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.



Principal MidCap Fund

The U.S. economy has performed reasonably well over the last year with interest rates remaining relatively low, consumer confidence still intact and earnings growth continuing its moderate pace. No significant signs of inflation have appeared. However, oil prices have risen and a tight labor market could force wage inflation. As a result, the Federal Reserve has seen fit to raise rates several times in an attempt to head off a significant rise in inflation. Consumers appear confident that employment is secure and have been spending discretionary income on goods and services which has helped earnings at consumer-leveraged companies. Earnings growth and productivity gains have continued at a moderate pace in the face of tight labor markets due to the use of technology, corporate mergers and through company restructurings. Looking ahead, Fund managers see a continuation of these trends.

The Principal MidCap Fund trailed both the Lipper Mid-Cap Fund Average as well as the S&P 500 Index for the year ended October 31, 1999. The general market's return over the last year has been driven by a narrow focus and has been fraught with volatility. Larger companies have been favored over smaller companies over the last year, although recently the market has broadened to include mid-sized and small companies. In this regard, the Fund's midcap exposure was a detriment when compared to the larger-cap S&P 500 Index. Regarding industry sectors, the market has clearly had a preference for technology and communications companies. The considerable rise in these stocks, in particular anything related to the internet, has also spurred an incredible number of Initial Public Offerings, most with little or no sales or earnings. The market, however, has been willing to pay high prices for seemingly well positioned companies in fast growing markets. The Fund's communications services holdings performed admirably as companies in the portfolio benefit from deregulation of the telecom industry and as more data is created and transported over long distances. While the Fund's weighting in technology is on par with the Index, the stock price return from those companies was insufficient to keep pace. In addition, the Fund's return was dampened by its overweighting in healthcare services companies, a sector that has fallen tremendously out of favor due to political and legal issues.

The investment approach of this Fund is to purchase businesses that possess competitive advantages, are run by quality management teams and are selling at a discount to their long term economic worth. Fund managers believe that this sensible approach to investing will be successful in generating wealth over the long term. Currently, managers are finding opportunities in the Technology, Financial, and Communication Services industries. The use of technology to squeeze out productivity gains in a tight labor market should continue and certain areas within technology should benefit from a continued proliferation of the Internet. Financial companies hold considerable value and should continue an industry-wide consolidation due to recently enacted legislation that allows more competition across product lines. In the Communication Services industry, deregulation has allowed competition in the local and long distance telephone markets. In addition, the internet has created a tremendous amount of data sharing that is putting pressure on current infrastructure.


Comparison of Change in Value of $10,000 Investment in the MidCap Fund Class A, Lipper Mid-Cap Core Fund Average and S&P 500 Stock Index.

------------------------------------------------
                     Total Returns
                 As of October 31, 1999
                 1 Year    5 Year    10 Year
Class A           5.56%    13.06%     13.70%
Class B           5.09%    14.51 *      --
Class C          -8.98%**    --         --
Class R           4.89%     7.49***     --
-----------------------------------------------


Maximum Sales Charge
        4.75%

                                            Lipper             S&P 500
 Year Ended                              Mid Cap Core           Stock
 October 31, 1999       MidCap           Fund Average           Index
                        9,527               10,000             10,000
      1990              7,845                8,608              9,251
      1991             13,094               13,763             12,351
      1992             14,617               14,734             13,582
      1993             17,492               18,305             15,607
      1994             18,691               18,693             16,209
      1995             23,628               23,275             20,490
      1996             27,619               27,527             25,424
      1997             36,252               33,803             33,585
      1998             32,708               32,826             40,970
      1999             34,528               43,180             51,449



Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*    Since Inception Date 12/9/94
**   Cumulative return since inception date 6/30/99
***  Since Inception Date 2/29/96

(1) Lipper has discontinued calculation of the Average previously used for this Fund. This chart reflects information for the Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


Principal Real Estate Fund

     Kelly Rush

                    Principal  Real  Estate  Fund  experienced  a  disappointing negative  total  return for the past fiscal  year.  Relative
   Photo Here       returns  have been  strong  since the  Fund's  inception  in
                    January 1998, but this has been of little comfort to investors who have experienced two consecutive years of negative total returns.

Performance volatility is common for sector funds as narrowly defined groups of stocks fall in and out of favor. Real estate company stock prices soared in 1996 and 1997, as a robust real estate recovery was underway. In 1998, and in the first nine months of 1999, this trend reversed itself. Real estate stocks fell out of favor as it became evident the real estate recovery was complete and earnings would slow to normalized levels.

Real estate companies are enjoying a favorable operating environment that is expected to continue for the foreseeable future. Real estate markets are in equilibrium as new construction is closely aligned with new space being demanded. This environment is allowing real estate companies to achieve steady earnings growth of 6-8 percent.

Principal Real Estate Fund should be viewed as a diversification tool for investors. The Fund provides an easy and liquid means to gain exposure to a diverse portfolio of commercial real estate assets. Short-term returns may appear irrational, but over the long term, real estate stocks will deliver a return consistent with the performance of the underlying assets of these companies. Another strategy for the Fund would be to use it as diversification in today's growth or momentum driven market. Investors who seek some exposure to companies providing reliable earnings growth, above average dividend yields selling at historically cheap prices may find the Fund attractive.

Relative investment performance for the Fund has been strong in the past twelve months. The Principal Real Estate Fund outperformed both peer funds and its benchmark index. Superior property type allocation and security selection contributed to the strong relative performance. A higher than index weighting in apartment companies and below index weighting in companies owning specialty net leased properties positively contributed to the fund's relative performance. Superior security selection was driven by returns in the hotel property type. On average, hotel stocks in the Fund's benchmark index experienced a total return of -22%. Total return for the Fund's hotel portfolio was -6%.


Comparison of Change in Value of $10,000 Investment in the Real Estate Fund, Lipper Real Estate Fund Average and Morgan Stanley REIT Index.

--------------------------------------------
                 Total Returns
             As of October 31, 1999
             1 Year    5 Year    10 Year
Class A      -4.38%    -10.96%*     --
Class B      -5.10%    -11.44%*     --
Class C     -10.10%**     --        --
Class R      -4.70%    -11.07%*     --
--------------------------------------------


                                           (CDSL)
Maximum Sales Charge     4.75%              4.00%

                                                                   After CDSL
                    REF           REF        Base CDSL     REF          REF
Year Ended         Fund          Fund         on this      Fund         Fund
October 31,1999   Class A       Class B       Amount      Class B      Class R
                   9,521        10,000                     10,000       10,000
   1998            8,068         8,452       8,452.00       8,114        8,482
   1999            7,632         7,943       7,943.00       7,625        7,996


                        Lipper               Morgan
Year Ended            Real Estate            Stanley
October 31,1999        Fund Avg.               REIT
                        10,000               10,000
   1998                  8,318                8,346
   1999                  7,976                7,824



S&P 500 DAILY REINV
Real Estate Fund
                 ORIGINAL
                INVESTMENT         CHANGE
 Oct-98           10,000           0.1463      11,463.00


Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*   Since Inception Date 12/31/97
**  Cumulative return since inception date 6/30/99

Principal SmallCap Fund

    John McClain Mark Williams

                    The Principal  SmallCap  Fund finished an excellent  year at the end of October. The Fund's strategy and execution worked well.  As a reminder,  this  Fund's  strategy is to take the
     Photos Here    best small-capitalization  growth stocks and combine them in a single  portfolio  with the best  small-cap  value stocks.
                    Fund managers make an asset allocation  decision between the growth and value  style.  Since the  inception  of the fund, this  allocation  has been 60/40 in favor of growth  stocks.
                    The  initial   reasoning   for  this   allocation   was  the
                    outperformance  of the small cap value style during previous measurement  periods.  Fund  managers  did not believe  this
                    would    continue.    Additionally,    managers   felt   the
                    opportunities for superior stock selection were greater in the growth area.

For the twelve months just ended, the Fund had a return of +34.5%. This compares favorably with the S&P 600 Stock Index return of +12.0% and the Lipper Small-Cap Fund Average return of +22.4%. In general, small cap returns were more volatile than the strong annual return figures indicate. In the first quarter of 1999, small-cap returns finished in negative territory. The performance turned around starting in the second quarter when small caps, for the first time in a long while, outperformed large caps. Fund managers believe the compelling valuations offered in the small-cap market, combined with a strengthening economy, gave investors renewed confidence in the small-cap segment.

The decision to allocate more of the Fund's assets to growth companies proved fruitful. Why? Returns for the S&P and Russell small-cap style indices show the growth segment substantially outperformed the value segment. Having more of the Fund's assets in the growth area materially improved performance. During the year just ended, Technology was one of the Fund's best performing sectors with a return of approximately +105.9%. The Fund also enjoyed excellent returns in the Consumer Cyclical and Communication Services sectors. These three sectors accounted for the majority of the Fund's relative returns.

The Fund has benefited from the positive affect of Initial Public Offerings or IPOs of small companies. Fund managers do not change philosophy or process to invest in IPOs and continue to evaluate the investment potential of a business and estimate its value.

While small caps had excellent returns during the past year, they still represent excellent value when compared to large caps. Fund managers still believe they represent an opportunity.

Comparison of Change in Value of $10,000 Investment in the SmallCap Fund, Lipper Small-Cap Core Fund Average and S&P 600 Stock Index.


----------------------------------------------
                   Total Returns
               As of October 31, 1999
               1 Year    5 Year    10 Year
Class A        34.52%     6.93%*       --
Class B        33.29%     6.25%*       --
Class C         0.27%**     --         --
Class R        33.85%     6.77%*       --
----------------------------------------------


                                          (CDSL)
Maximum Sales Charge      4.75%           4.00%

                                                       After CDSL
                    SCF        SCF       Base CDSL        SCF     SCF
Year Ended         Fund       Fund        on this        Fund     Fund
October 31,1999   Class A    Class B       Amount       Class B   Class R
                   9,527      10,000                     10,000    10,000
   1998            7,975       8,352      8,352.00        8,018     8,391
   1999           10,728      11,132     10,000.00       10,732    11,142


                 Lipper
Year Ended    Small-Cap Core      S&P
October 31,     Fund Avg.         600
                 10,000          10,000
   1998           8,683           8,783
   1999          10,631           9,835


Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*   Since Inception Date 12/31/97
**  Cumulative return since inception date 6/30/99

(1) Lipper has discontinued calculation of the Average previously used for this Fund. This chart reflects information for the Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


Principal Utilities Fund

  Catherine Zaharis

                    The utilities  industry has been widely divergent during the last  year.  The  industry  as a whole had  strong  absolute
    Photo Here      returns  in the teens once  again,  but it failed to keep up with the overall, technology-laden broad market indexes. The utilities companies that were the outstanding performers tended to have more of a technology profile.

The Dow Jones Utilities Index once again fell behind the average utility fund, as well as the Principal Utilities Fund, due to the heavy exposure in more mainline utilities. However, the index was restructured during the year to provide a more diverse representation of utility holdings. It now better represents electric and gas utility companies.

The Fund performed similarly to most utilities mutual funds during the year. The outstanding performers primarily fell into the category of telecommunications, or at least much of the marginal growth from the company will be derived from this sector. Given the growth in usage of telecommunications services versus gas and electric services, it is not difficult to determine why this would be so. The Fund's average holdings in this sector were approximately 40%, and managers will continue to expose the portfolio to this higher growth sector. As consolidation occurs in both telecommunications and electric and gas, the Fund will have the opportunity to be exposed to major players who will provide integrated utility solutions to customers.


Comparison of Change in Value of $10,000 Investment in the Utilities Fund Class A, Lipper Utilities Fund Average, Dow Jones Utilities Index with Income and S&P 500 Stock Index.

---------------------------------------------
                   Total Returns
               As of October 31, 1999
               1 Year    5 Year    10 Year
Class A        14.74%    18.42%     12.80*
Class B        13.85%    18.09%**     --
Class C        -0.47%***   --         --
Class R        13.97%    15.54%****   --
---------------------------------------------


Maximum Sales Charge
       4.75%

                                                Dow Jones
                                Dow Jones       Utilities        Lipper
Year Ended     Utilities        Utilities      With Income    Utilities Fund     S&P 500
October 31,      Fund          With Income        Index          Average          Index
                 9,524           10,000                          10,000          10,000
   1993         11,250           11,658                          11,575          10,979
   1994          9,540            9,349                          10,475          11,402
   1995         11,864           11,810            26.32%        12,325          14,414
   1996         12,829           13,216            11.91%        13,733          17,885
   1997         14,658           14,879            12.58%        16,179          23,625
   1998         19,364           19,027            27.88%        19,720          28,821
   1999         22,217           20,070             5.48%        23,333          36,192



Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*    Since Inception Date 12/16/92
**   Since Inception Date 12/9/94
***  Cumulative return since inception date 6/30/99
****  Since Inception Date 2/29/96


International Growth Funds

Principal International Emerging Markets Fund

    Kurt Spieler

                    Emerging  markets have had a phenomenal run over the past 12 months.  Asia posted the largest gain after  rebounding from the  economic  crisis in  mid-1998,  up 92%.  EMEA  (Eastern
    Photo Here      Europe,  Middle East,  Africa)  registered a gain of 66% and
                    Latin America  gained almost 28% in the one-year time frame.
                    Relative returns lagged as we were more cautious on entering the Asian region shortly after the stock markets capitulated by choosing to wait for evidence of structural change within the region before reinvesting. The fund was also underweight countries, such as Russia, Indonesia and Malaysia, which were perceived to be more risky in nature. Underperformance is also attributed to the portfolio being more defensive in nature at the beginning of the year.

Asian countries continue to show solid economic recoveries with the initial rebound sparked by companies that were more speculative in nature. Although current account surpluses have peaked, there still exists excess capacity in some of the sectors including manufacturing and property. Thus, Fund managers do not expect Asia to experience the level of investment activity that was typical before the financial downturn. Fund managers continue to favor companies in the technology sector as well as companies that could benefit from global outsourcing plays.

Latin America was the laggard in the emerging markets over the past year, due to devaluation concerns in Brazil and a recession in Argentina. Brazil continues to weigh heavily on the region as concerns regarding the fiscal deficit and social security remain. Factors that continue to weigh on the Latin American economy include country specific events including concern around the Mexican elections and excess government spending in several of the countries. On a positive note, Latin American companies continue to reduce their cost structure in response to the weak economies. With the prospects of economic recovery and cheap valuations, the region looks attractive from a bottom up perspective.

EMEA faired well as Israeli technology stocks kept pace with the NASDAQ, receiving an additional boost from favorable governmental elections. The Greek stock market continues to remain atop a bubble as investors poured money in anticipation of Greece joining the EU as well as local retail investors continuing to provide a strong influx of capital. The devastating earthquake in Turkey only marginally shook investors and was more than offset by political change. Fund managers anticipate Turkey entering a cycle of lower interest rates and inflation that would bode well for equity investors. Egypt, as their economy is positioned for growth, is expected to remain cheap on a valuation level.


Comparison of Change in Value of $10,000 Investment in the International Emerging Markets Fund, Lipper Emerging Markets Fund Average and MSCI EMF Index.

--------------------------------------------
                   Total Returns
               As of October 31, 1999
               1 Year    5 Year    10 Year
Class A        30.89%   -3.41%*     --
Class B        29.91%   -3.88%*     --
Class C        -6.36%**   --        --
Class R        30.93%   -3.46%*     --
--------------------------------------------



                                    (CDSL)
Maximum Sales Charge     4.75%      4.00%

                                                     After CDSL
                    IEM        IEM        Base CDSL     IEM        IEM
Year Ended          Fund       Fund        on this      Fund       Fund
October 31,1999    Class A    Class B       Amount     Class B    Class R
                    9,524     10,000                    10,000     10,000
    1997            7,895      8,280        8,280.00     7,949      8,280
    1998            6,228      6,520        6,520.00     6,259      6,530
    1999            8,152      8,360        8,360.00     8,026      8,440


                   Lipper Emerging         MSCI
Year Ended           Markets              EMF ID
October 31,1999     Fund Avg.             INDEX
                     10,000               10,000
    1997             8,816                 8,570
    1998             6,010                 5,752
    1999             8,159                 8,157


Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*   Since Inception Date 8/29/97
**  Cumulative return since inception date 6/30/99


Principal International Fund

     Scott Opsal

                    Global equity markets experienced a strong recovery from the lows reached in October 1998. The Asian economies stabilized
     Photo Here     and Russia's real  economic  impact on the rest of the world was minimal. As we entered 1999, Brazil was the last major high-risk situation yet to be resolved. However, Brazil's debt and currency problems were not enough to keep investors from piling back into equities as 1998 ended and 1999 began.
                    Fears of a deflationary spiral and a global recession caused by a lack of credit availability receded as the world's central banks acted quickly and lowered interest rates.
                    Consumer confidence began to rebound and other indicators showed signs of a pickup in the world's economies.

The equity markets of Japan and the rest of the Far East have been the biggest beneficiaries of the more benign economic outlook. Those markets had been among the poorest performers over the previous two years but finally bottomed out late in 1998. They began outperforming Europe strongly early in 1999 and continued to outperform through the end of October as international investors rotated money out of Europe and into Asia. Latin America was another strong performer. The emerging markets of Asia and Latin America are the most leveraged into recoveries in global economic growth such as happened in 1999. Valuations were at low points compared with recent history; this provided another reason for investors to pile into emerging market equities. Japan also benefited from a growing global economy and lower valuations than usual, but was also aided by the announcement of restructuring plans by many of Japan's largest companies. Investors began pricing in an improvement in the profitability of Japanese corporations as a result of the restructuring measures announced.

The  Fund's  performance  during the year was held back by being  overweight  in
Europe and underweight in Japan and emerging markets. European holdings performed better than the averages, but this was not enough to overcome the underweight position in Japan. Holdings in Hong Kong, Singapore and Latin America were few and concentrated in high quality companies. This resulted in the Fund's holdings underperforming in these countries as the low quality, highly leveraged, highly speculative companies performed the best as those economies recovered. Outperformance in Europe resulted from being underweight insurance companies and from several mergers and acquisitions involving companies held in the Fund.

The Fund's weighting in Japan continues to be below the benchmark weighting although management was able to find attractive investment opportunities in Japan earlier in the year that the Fund continues to hold. The current weight in Japan is about 50% of the benchmark weight. Currency movements were a slight negative for performance during the year because of the strength of the Japanese Yen and weakness of the Euro.

Management's strategy going forward will be to continue to invest in the same high quality companies at discounts to fair value that have generated the superior performance record over the long-term. Management is cognizant of the changes taking place in Japan and continues its search for undervalued companies with good business franchises there. The ability of Japanese companies to grow profits through restructuring is important because of the still fragile nature of the Japanese economy. The landscape in Europe is one of an accelerating economy and stock markets that continue to offer attractively valued investment opportunities. The Fund managers continue to find attractive opportunities in the telecommunications equipment area. Telecommunications, Financials and IT Services are other market segments where investors are underestimating the ability of the companies to grow and generate free cash flow for the shareholder. Asia and Latin America in general don't offer good investment value at this time, but the Fund managers will continue to look for opportunities like Korean banks and telecoms in which investments were made earlier in the year.



Comparison of Change in Value of $10,000 Investment in the International Fund Class A, Lipper International Fund Average and MSCI EAFE Index.


-------------------------------------------
                   Total Returns
               As of October 31, 1999
              1 Year    5 Year    10 Year
Class A       16.18%    11.27%     11.57%
Class B       15.27%    12.71%*      --
Class C        2.99%**    --         --
Class R       15.27%    12.18%***    --
-------------------------------------------


Maximum Sales Charge
                                   4.75%

                                      Lipper           MSCI
Year Ended    International       International        EAFE
October 31        Fund               Average           Index
                  9,530               10,000          10,000
    1990          9,618                9,924           8,718
    1991         10,949               10,770           9,324
    1992         10,772               10,242           8,092
    1993         15,231               13,664          11,123
    1994         16,693               15,109          12,245
    1995         16,864               15,017          12,200
    1996         19,961               16,628          13,477
    1997         24,046               18,356          14,101
    1998         24,509               19,103          15,461
    1999         28,476               23,980          19,023


Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.


*    Since Inception Date 12/9/94
**   Cumulative return since inception date 6/30/99
***  Since Inception Date 2/29/96


Principal International SmallCap Fund

   Darren Sleister

                    Japanese small capitalization companies were the outstanding performers  this past  year as the  Fund's  average  holding
    Photo Here      gained  some 60%.  The Fund went  from a zero  weighting  in
                    Japan to one that more closely matches the benchmark, with less emphasis on Europe. The Fund manger's outlook on Japan became more favorable as companies began to place emphasis on restructuring and focusing on improving their balance sheets. Japanese small cap returns have resulted from the end of a lengthy bear market and the likely turning point of the Japanese economy.

Fund managers have increased the weightings in the resource countries, particularly Australia, but its stocks are generally non-commodity companies. In Australia there is an abundance of well-positioned global leaders in their respective industries. Fund managers continue to find comparably positioned stocks in Canada as well. The Fund is not a buyer of commodity-related stocks but managers are able to find globally competitive companies valued more like commodity operations than the quality firms they actually are.

Economic activity is expected to pick up next year in Europe. As small companies tend to benefit in times of increasing economic activity, it is likely that Fund managers will find attractively valued companies with strong earnings potential here. Managers continue to look at non-Japan Asia as their economies return to a more normal growth rate and find high quality companies at inexpensive valuations.

The small cap portfolio continues to benefit from themes such as outsourcing of electronic components, increasing advertising expenditures, market research companies and indirect ecommerce solutions. The Fund's outperformance versus the benchmark is attributed to stock selection in these sectors. Choosing relatively undervalued companies that benefit from the restructuring in Japan also enhanced stock selection significantly. At the current time, growth companies offer the most attractive investments from a risk/return trade-off compared to the more traditional value stocks. Fund managers continue to look for companies that are at attractive valuations and also offer long term earnings growth potential.


Comparison  of  Change  in  Value of  $10,000  Investment  in the  International
SmallCap Fund, Lipper International Small-Cap Fund Average and Morgan Stanley Capital International EAFE.

-------------------------------------------
                   Total Returns
               As of October 31, 1999
               1 Year    5 Year   10 Year
Class A        54.52%    22.63%*     --
Class B        53.42%    22.11%*     --
Class C        16.29%**    --        --
Class R        54.61%    22.77%*     --
-------------------------------------------



Maximum Sales Charge    4.75%        4.00%

                                          After CDSL
                     ISF        ISF          ISF           ISF        Lipper Int'l
Year Ended          Fund        Fund        Fund          Fund          SmallCap        MSCI
October 31,1999    Class A    Class B      Class B       Class R        Fund Avg.       EAFE
                    9,524      10,000       10,000        10,000          10,000       10,000
    1997            9,486       9,960        9,562         9,960           9,736        9,748
    1998            9,514       9,970        9,571        10,010           9,774       10,689
    1999           14,701      15,180       14,780        15,304          14,102        13,151


Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*    Since Inception Date 8/29/97
**   Cumulative return since inception date 6/30/99


Important Notes on the Growth-Oriented Funds:

* Duration is the dollar weighted, present value of cash flows, principal and interest, expressed in time.

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Principal international funds' shares are subject to volatility caused by exchange rates, foreign economies and taxation.

Investments in Principal MidCap, Principal SmallCap and Principal International SmallCap Funds involve more abrupt or erratic market movements and may involve greater risk than other stock fund investments.

Principal Real Estate Fund investing involves risks inherent to the real estate industry and REITs, such as general and local economic conditions.

Principal Utilities Fund is subject to market conditions directly related to the utilities industry.

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 447 funds.

Lipper Emerging Markets Fund Average: This average consists of funds which invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The one-year average currently contains 179 funds.

Lipper International Small-Cap Fund Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 69 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 615 funds.

Lipper Large-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 281 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 146 funds.

Lipper Multi-Cap Core Fund Average: This average consists of funds which invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range of an extended period of time. The one-year average currently contains 388 funds.

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 132 funds.

Lipper Small-Cap Core Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The one-year average currently contains 190 funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 102 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley EMF (Emerging Markets Free) Index: This average is capitalization weighted and consists of stocks from 26 countries. These countries include:
Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Morgan Stanley REIT Index: This is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

Note: Mutual fund data from Lipper Analytical Services, Inc.


Income-Oriented Funds

Principal Bond Fund

    Scott  Bennett

                    The world economy and the financial  markets have  recovered from the  financial  crisis  of 1998  with  investors  again
       Photo Here   willing to invest in something  other than U.S.  Treasuries.
                    Fixed income investment returns have been flat to negative over the past twelve months driven by higher interest rates.
                    The Fed has hiked rates, reversing its 1998 easings, on the continued stellar growth of the U.S. economy, the recovery of the global economy and a marked improvement in the liquidity of financial markets. Corporate bonds, which make up the bulk of Principal Bond Fund's holdings, performed well in this environment and significantly outperformed U.S.
                    Treasuries.

The Principal Bond Fund's returns have lagged during the past twelve months driven by a combination of factors including being underweighted in BBB and BB-rated bonds in the fall of last year and through the first quarter of 1999 when these classes significantly outperformed. Fund managers repositioned the portfolio during the year, increasing the BBB and BB-rated securities while decreasing single-A exposures given expectations of superior returns for those asset classes in a strong economy. Although the timing was not ideal, the Fund is well positioned for another strong economic year in 2000.


Comparison of Change in Value of $10,000 Investment in the Bond Fund Class A, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index

-------------------------------------------
                 Total Returns
             As of October 31, 1999
             1 Year    5 Year    10 Year
Class A      -1.92%     7.86%      7.74%
Class B      -2.68%     7.04%*       -
Class C      -0.40%**      -         -
Class R      -2.45%    -4.76%***     -
-------------------------------------------


Maximum Sales Charge
      4.75%

                                                     Lehman          Lipper
                                      Bond             Baa          BBB Corp.
Year Ended October 31,1999            Fund            Index          Average
                                      9,523          10,000          10,000
       1990                           9,816          10,279          10,263
       1991                          11,390          12,141          12,017
       1992                          12,612          13,543          13,315
       1993                          14,531          15,695          15,327
       1994                          13,658          14,998          14,504
       1995                          16,352          17,898          16,588
       1996                          17,128          19,121          17,507
       1997                          18,867          21,064          19,182
       1998                          20,332          22,376          20,268
       1999                          19,942          22,745          20,310


Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.


*    Since Inception Date 12/9/94
**   Cumulative return since inception date 6/30/99
*** Since Inception Date 2/29/96


Principal Government Securities Income Fund

    Marty Schafer

                    Over the last  year the  Federal  Reserve  has cut  interest rates to stabilize  the global  financial  turmoil,  only to reverse course and start raising rates as markets stabilized
     Photo Here     and global  growth  resumed.  Fund managers view the Federal
                    Reserve  actions as the  equivalent of a doctor  prescribing aspirin  to  treat  the  economic  patient.  These  are mild
                    treatments,   needed  to  keep   inflation  low  and  growth
                    reasonable.

On October 31, 1998, the duration* of the Fund was 3.34 years versus the index of 2.05 years. Fund managers indicated that given the absolute level of interest rates they planned to move the duration of the Fund closer to the Lehman GNMA index. On October 31, 1999, the duration of the Fund was 4.68 years versus the index of 4.18 years. This proved to be a wise move as rates rose during the period. The performance for the year was hindered by the slightly longer duration but helped by security selection. The outperformance of the portfolio's securities can be attributed to prepayment return. Favorable prepayment return was two-fold: first the U.S. economic vibrancy escalated existing home turnover which produced prepayments on our discount portfolio. Receiving a price of 100
(par) versus the market price below par, produced "positive" returns. Conversely, the "index" holdings of securities priced above par, was "hurt" by the extremely fast prepayments. Net the Fund was even with its peers.

The quality and composition of the Fund is generally in line with its benchmarks. Fund managers continue to hold more discount MBS securities than the index (this leads to a bias of longer duration) as they believe the homeowners propensity to refinance and the mortgage bankers technology driven inducement to refinance loans puts great risk on securities priced above par. This is especially true in a market when overall new mortgage volume is declining as higher interest rates impact both new and existing home markets.


Comparison of Change in Value of $10,000 Investment in the Government Securities Income Fund Class A, Lipper GNMA Fund Average and Lehman Brothers GNMA Index.

---------------------------------------------
                   Total Returns
               As of October 31, 1999
               1 Year    5 Year    10 Year
Class A         1.47%    8.19%      7.65%
Class B         0.65%    7.48%*       --
Class C         1.20%**    --         --
Class R         0.78%    5.25%***     --
---------------------------------------------


Maximum Sales Charge
       4.75%

                                 Government          Lehman          Lipper
                                 Securities           GNMA            GNMA
Year Ended October 31,1999       Income Fund          Index          Average
                                    9,522            10,000          10,000
        1990                       10,110            10,830          10,730
        1991                       11,806            12,681          12,332
        1992                       12,731            13,795          13,357
        1993                       14,233            14,841          14,441
        1994                       13,343            14,613          13,997
        1995                       15,672            16,832          15,906
        1996                       16,622            18,036          16,788
        1997                       18,156            19,697          18,197
        1998                       19,496            21,109          19,429
        1999                       19,782            21,761          19,716


Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.


*   Since Inception Date 12/9/94
**  Cumulative return since inception date 6/30/99
*** Since Inception Date 2/29/96


Principal High Yield Fund

   Mark  Denkinger

                    The high yield market was the best  performing  fixed income sector for the year ended  October 31, 1999.  The  Principal
                    High Yield Fund posted a total return of 2.81% for the year,
     Photo Here     trailing  the Lipper  High  Current  Yield  Fund  Average of
                    6.61%. The relative performance was negatively impacted by the underperformance of several holdings during the first quarter of 1999.

After a strong start to the year, the fundamentals in the high yield market weakened as cash inflows from mutual funds turned negative and the new issuance calendar disappeared. In addition, the default rate continued its spiral upward causing many to run for better quality, high yield issues. These technical factors have led to wider spreads and a more volatile high yield market during the latest two quarters. The high yield market is still favoring the larger, more liquid issues. Liquidity of the issuers has continued to be very critical since the problems developed in Russia last fall.

The High Yield Fund has a current average quality of BB-. Fund managers have maintained a higher quality portfolio, as they feel BBs will outperform Bs in the near term. This is a relatively conservative risk position compared to other funds in the high yield market and worked to the Fund's benefit during the second half of 1999. Going forward managers will be more willing to lower the quality of the Fund when market conditions warrant the risk. Fund managers believe the Fund offers compelling value at this time and continue to stress the benefits of high yield in building well diversified portfolios due to its low correlation with both Treasury and equity markets.


Comparison of Change in Value of $10,000 Investment in the High Yield Fund Class A, Lipper High Current Yield Fund Average and Lehman Brothers High Yield Composite Bond Index.


----------------------------------------------
                    Total Returns
                As of October 31, 1999
                1 Year    5 Year    10 Year
Class A          2.81%     6.93%     6.88%
Class B          2.02%     6.36% *     --
Class C         -0.99%**     --        --
Class R          2.01%     3.88%***    --
----------------------------------------------


Maximum Sales Charge
        4.75%

                                                  Lehman           Lipper
                                  High          High Yield       High Yield
Year Ended October 31,1999     Yield Fund          Index           Average
                                 9,527            10,000           10,000
          1990                   8,145             8,715            8,778
          1991                  10,229            12,957           11,968
          1992                  11,780            14,932           13,929
          1993                  13,054            17,605           16,725
          1994                  13,243            17,820           16,657
          1995                  14,796            20,614           18,855
          1996                  16,555            22,903           21,240
          1997                  18,595            26,045           24,312
          1998                  18,003            25,915           23,497
          1999                  18,509            27,039           25,050



Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.


*   Since Inception Date 12/9/94
**  Cumulative return since inception date 6/30/99
*** Since Inception Date 2/29/96


Principal Limited Term Bond Fund

    Marty  Schafer

                    The  Principal  Limited Term Bond Fund is targeted for those
    Photo Here      investors  looking to improve on lower yielding money market funds and similar investments.

Fund managers have consistently kept duration* shorter than the benchmarks and produced returns through asset selection. For the year, this process led to above average performance as rates rose and the Fund's investments have outperformed. Absolute returns for fixed income sectors were poor for the year; however, in comparison to its peers it was a good year for the Fund.

Over the last year, the Federal Reserve has cut interest rates to stabilize the global financial turmoil, only to reverse course and start raising rates as markets stabilized and global growth resumed. Fund managers view the Federal Reserve actions as the equivalent of a doctor prescribing aspirin to treat the economic patient. These are mild treatments, needed to keep inflation low and growth reasonable.

The strategy is to stay fully invested, find the best value among various short-term fixed income securities, maintain high credit quality standards and manage duration within the target range.


Comparison of Change in Value of $10,000 Investment in the Limited Term Bond Fund, Lipper Short-Intermediate Investment Grade Debt Fund Average and Lehman Brothers Intermediate Government/Corporate Index.


----------------------------------------------
                   Total Returns
               As of October 31, 1999
               1 Year    5 Year    10 Year
Class A        1.83%     5.11%*      --
Class B        1.29%     4.66%*      --
Class C        0.94%**      --       --
Class R        1.13%     4.48%*      --
----------------------------------------------


Principal Limited Term Bond Fund, Inc.

                                      (CDSL)
Maximum Sales Charge     1.50%        1.25%

                                                  After CDSL
                  Limited Term   Limited Term    Limited Term      Limited Term     Lehman Brothers      Lipper Intermediate
Year Ended         Bond Fund       Bond Fund       Bond Fund         Bond Fund   Government Corporate     Investment Grade
October 31,1999    Class A          Class B         Class B           Class R     Intermediate Index        Bond Fund Avg.
                     9,851           10,000          10,000            10,000         10,000                    10,000
     1996           10,208           10,332          10,207            10,324         10,368                    10,357
     1997           10,897           10,985          10,860            10,944         11,145                    11,032
     1998           11,614           11,670          11,545            11,615         12,161                    11,801
     1999           11,827           11,784          11,659            11,697         12,282                    11,971



Note: Past performance is not predictive of future performance. The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.


*  Since Inception Date 2/29/96
** Cumulative return since inception date 6/30/99


Principal Tax-Exempt Bond Fund

     Dan  Garrett

                    Principal  Tax-Exempt  Bond Fund  provides  income free from federal income tax, but not necessarily state and local tax,
      Photo Here    while  preserving  capital.  The  Fund  may  be  subject  to
                    Alternative Minimum Tax.

The past year has seen strong economic growth and concerns of rising inflation that has resulted in interest rates rising over 1%. The Fund manager's outlook was for slightly higher rates so the Fund's position in premium bonds was continued which fared well in this rising rate environment. The Fund also enjoyed extra income return versus our peers by maintaining an overweight in sectors and specific credits that outperformed by relying on recommendations from the manager's own staff of credit analysts. Being slightly defensive on rates and realizing extra income from credit selection has led to strong outperformance over the past year relative to other fund managers.

The outperformance relative to the unmanaged Lehman Municipal Bond Index was due to three factors. The Fund manager underweighted insured bonds (3% of the Fund's assets yet almost half the Index's assets) which was the worst sector in the Index. The Funds' overweight in the electric utility sector was an advantage because this was among the best performing index components. The selection of companies within sectors resulted in the Fund's performance exceeding the index for electric, hospital and transportation.

Fund strategy continues to focus on consistent and disciplined management of duration* to keep price movement consistent with the market so the Fund may continue to realize outperformance from sector and credit specific selection.



----------------------------------------------
                   Total Returns
               As of October 31, 1999
               1 Year    5 Year    10 Year
Class A        -2.51%     6.85%     6.58%
Class B        -3.01%     6.80%*      --
Class C        -2.59%**     --        --
----------------------------------------------


Maximum Sales Charge
      4.75%

                                  Lehman          Lipper
Year Ended        Tax-Exempt     Municipal        General
October 31,1999   Bond Fund      Bond Index      Muni. Debt
                    9,526          10,000          10,000
    1990            9,913          10,742          10,554
    1991           11,210          12,049          11,852
    1992           12,020          13,060          12,728
    1993           13,843          14,899          14,694
    1994           12,817          14,250          13,833
    1995           14,871          16,364          15,729
    1996           15,775          17,297          16,532
    1997           17,149          18,765          17,875
    1998           18,309          20,270          19,147
    1999           17,850          19,912          18,347



Note: Past performance is not predictive of future performance. The performance of Class B and Class C shares will vary from the performance of Class A shares based on the differences in loads and fees.


*  Since Inception Date 12/9/94
** Cumulative return since inception date 6/30/99


Principal Cash Management Fund

    Mike Johnson   Alice Robertson

                    On November 17, 1998,  the Federal  Reserve cut its targeted
                    Fed Funds  rate** by .25 % to 4.75%  completing  a series of three  rate  cuts  that  took  place  over a period of three
    Photos Here     months. Subsequently,  rates remained fairly steady up until
                    June, 1999 when rumblings began about a potential upward adjustment in rates due to continuing strength in the economy along with concerns of rising inflation. The Fed then proceeded to reverse the prior year's actions by hiking rates in three separate 25 basis point intervals first on June 30, next on August 24 and finally again on November 16.
                    The Fed did adopt a neutral bias along with the latter increase. The industry average maturity over the course of fiscal 1999 was in the 60-66 day area. The Principal Cash
                    Management Fund strives to stay aligned with the industry average. The Fund manager actively monitors the industry averages in order to keep both yields and average maturities in line. The Fund continues to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.










Important Notes for Income-Oriented Funds:

* Duration is the dollar weighted, present value of cash flows, principal and interest, expressed in time.

** The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

While the underlying securities of Principal Government Securities Income Fund are guaranteed by the U.S. Government as to the timely payment of principal and interest, Fund shares are not.

Principal High Yield Fund is subject to the greater credit risks associated with high yield bonds.

Principal Cash Management Fund shares are not guaranteed by the U.S. Government or FDIC. While the Fund strives to maintain a $1.00 per share net sset value, it is possible to lose money by investing in it.

Lehman Brothers Baa Corporate Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lehman Brothers GNMA Index: An unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers High Yield Composite Bond Index: An unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers Intermediate  Government/Corporate  Index: An unmanaged index of
U. S. Government agency and Treasury securities and investment-grade corporate debt securities with maturities of five to ten years.

Lehman Brothers Municipal Bond Index: An unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.

Lipper Corporate Debt BBB Rated Fund Average: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 125 funds.

Lipper General Municipal Debt Fund Average: This average consists of funds which invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The one-year average currently contains 263 funds.

Lipper GNMA Fund Average: This average consists of funds which invest a least 65% of their assets in Government National Mortgage Association securities. The one-year average currently contains 54 funds.

Lipper High Current Yield Fund Average: This average consists of funds which aim at high (relative) current yield from fixed-income securities. No quality or maturity restrictions. They tend to invest in lower grade debt issues. The one-year average currently contains 306 funds.

Lipper Short-Intermediate Investment Grade Debt Fund Average: This average consists of funds which invest at least 65% of their assets in investment-grade debt issues rated in the top four grades with dollar-weighted average maturities of one to five years. The one-year average currently contains 93 funds.

Note: Mutual fund data from Lipper Analytical Services, Inc.

October 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES


                                                             Principal                   Principal                 Principal
                                                             Balanced                    Blue Chip               Capital Value
GROWTH FUNDS (DOMESTIC)                                     Fund, Inc.                  Fund, Inc.                Fund, Inc.

    Investment in securities -- at cost............        $148,522,820               $223,049,896                $555,742,898


    Assets
    Investment in securities -- at value (Note 4)..        $159,362,937               $291,801,322                $670,269,801
    Cash........................................                 14,839                     10,000                     10,000
    Receivables:
       Dividends and interest......................             917,146                    164,844                   1,034,253
       Investment securities sold..................             --                         --                          --
       Capital Shares sold.........................             120,803                    151,894                     168,082
       Variation margin on futures contracts (Note 7)                                      --                          --
--
    Other assets...................................               3,801                        553                      25,903

                                      Total Assets          160,419,526                292,128,613                 671,508,039
    Liabilities
    Accrued expenses...............................             131,515                    271,290                     430,059
    Payables:
       Investment securities purchased.............            --                          --                          --
       Capital Shares reacquired...................             174,609                    149,368                     351,332

                                 Total Liabilities              306,124                    420,658                     781,391

    Net Assets Applicable to
    Outstanding Shares ............................        $160,113,402               $291,707,955                $670,726,648


    Net Assets Consist of:
    Capital Stock..................................        $    106,049               $    115,865               $     226,950
    Additional paid-in capital.....................         142,137,527                219,399,709                 495,338,327
    Accumulated undistributed net investment
       income .....................................             260,715                     38,296                   3,610,844
    Accumulated undistributed net realized
       gain (loss) on investment transactions......           6,768,994                  3,402,659                  57,023,624
    Net unrealized appreciation (depreciation)
       of investments and futures contracts........          10,840,117                 68,751,426                 114,526,903

                                  Total Net Assets         $160,113,402               $291,707,955                $670,726,648


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................         100,000,000                100,000,000                 100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets                                    $112,328,760               $184,216,510                $573,484,800
                 Shares issued and outstanding.....           7,425,110                  7,296,575                  19,384,529
                Net asset value per share..........              $15.13                     $25.25                      $29.58
            Maximum offering price per share(a) ...              $15.88                     $26.51                      $31.06


    Class B:  Net Assets...........................         $23,569,980                $56,492,810                 $53,168,885
                 Shares issued and outstanding.....           1,564,963                  2,259,798                   1,807,614
            Net asset value per share(b)...........              $15.06                     $25.00                      $29.41


    Class C:  Net Assets...........................            $242,348                   $331,315                    $211,364
                 Shares issued and outstanding.....              16,020                     13,162                       7,176
            Net asset value per share(b)...........              $15.13                     $25.17                      $29.45


    Class R:  Net Assets...........................         $23,972,314                $50,667,320                 $43,861,599
                 Shares issued and outstanding.....           1,598,788                  2,016,978                   1,495,673
            Net asset value per share..............              $14.99                     $25.12                      $29.33



                                                               Principal                 Principal                 Principal
                                                                 Growth                    MidCap                  Real Estate
GROWTH FUNDS (DOMESTIC)                                        Fund, Inc.                Fund, Inc.                Fund, Inc.

    Investment in securities -- at cost............        $384,404,658               $309,248,732              $   14,734,393


    Assets
    Investment in securities -- at value (Note 4)..        $637,000,794               $411,183,772              $   13,012,293
    Cash........................................                 77,856                    643,307                       9,991
    Receivables:
       Dividends and interest......................             543,533                    285,037                       8,843
       Investment securities sold..................               --                          --                          --
       Capital Shares sold.........................             256,712                    175,149                       2,313
       Variation margin on futures contracts (Note 7)             --                          --                       448,875
--
    Other assets...................................               8,658                      2,144                    --

                                      Total Assets          637,887,553                412,738,284                  13,033,440
    Liabilities
    Accrued expenses...............................             230,304                    499,643                      22,475
    Payables:
       Investment securities purchased.............              --                      4,069,185                        --
       Capital Shares reacquired...................             779,119                    447,479                       1,657

                                 Total Liabilities            1,009,423                  5,016,307                      24,132

    Net Assets Applicable to
    Outstanding Shares ............................        $636,878,130               $407,721,977              $   13,009,308



    Net Assets Consist of:
    Capital Stock..................................              97,232                $    97,241               $      16,845
    Additional paid-in capital.....................         360,681,357                286,202,671                  16,053,079
    Accumulated undistributed net investment
       income .....................................              --                        --                           37,747
    Accumulated undistributed net realized
       gain (loss) on investment transactions......          23,503,405                 18,659,149                 (1,376,263)
    Net unrealized appreciation (depreciation)
       of investments and futures contracts........         252,596,136                102,762,916                 (1,722,100)

                                  Total Net Assets         $636,878,130               $407,721,977              $   13,009,308


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................         100,000,000                100,000,000                 100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets                                    $493,116,674               $313,983,502                  $6,458,697
             Shares issued and outstanding.....               7,520,482                  7,455,007                     835,570
             Net asset value per share..........                 $65.57                     $42.12                       $7.73
             Maximum offering price per share(a) ...             $68.84                     $44.22                       $8.12


    Class B: Net Assets...........................          $96,115,666                $68,639,409                  $3,351,577
             Shares issued and outstanding.....               1,471,182                  1,662,356                     434,779
             Net asset value per share(b)...........             $65.33                     $41.29                       $7.71


    Class C: Net Assets...........................             $452,597                   $221,944                     $98,801
             Shares issued and outstanding.....                   6,927                      5,289                      12,790
             Net asset value per share(b)...........             $65.34                     $41.96                       $7.72


    Class R: Net Assets...........................          $47,193,193                $24,877,122                  $3,100,233
             Shares issued and outstanding.....                 724,589                    601,443                     401,350
             Net asset value per share..............             $65.13                     $41.36                       $7.72


                                                             Principal                 Principal
                                                              SmallCap                  Utilities
GROWTH FUNDS (DOMESTIC)                                      Fund, Inc.                Fund, Inc.

    Investment in securities -- at cost............        $ 63,831,484               $ 91,257,260


    Assets
    Investment in securities -- at value (Note 4)..        $ 64,823,137               $126,175,184
    Cash........................................                370,000                     42,671
    Receivables:
       Dividends and interest......................              13,093                    353,552
       Investment securities sold..................           2,492,177                      --
       Capital Shares sold.........................              48,612                     47,663
       Variation margin on futures contracts (Note 7)             --                         --
    Other assets...................................               --                           489

                                      Total Assets           67,747,019                126,619,559
    Liabilities
    Accrued expenses...............................              94,179                    130,897
    Payables:
       Investment securities purchased.............           1,500,687                      --
       Capital Shares reacquired...................              30,699                     43,103

                                 Total Liabilities            1,625,565                    174,000

    Net Assets Applicable to
    Outstanding Shares ............................        $ 66,121,454               $126,445,559



    Net Assets Consist of:
    Capital Stock..................................             $58,487                  $  70,826
    Additional paid-in capital.....................          57,485,217                 83,202,643
    Accumulated undistributed net investment
       income .....................................              --                        198,077
    Accumulated undistributed net realized
       gain (loss) on investment transactions......           7,586,097                  8,056,089
    Net unrealized appreciation (depreciation)
       of investments and futures contracts........             991,653                 34,917,924

                                  Total Net Assets        $  66,121,454               $126,445,559


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................         100,000,000                100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets                                     $41,597,575                $99,857,012
             Shares issued and outstanding.....               3,669,102                  5,591,326
             Net asset value per share..........                 $11.34                     $17.86
             Maximum offering price per share(a) ..              $11.91                     $18.75


    Class B: Net Assets...........................          $14,157,515                $18,281,789
             Shares issued and outstanding.....               1,263,290                  1,025,089
             Net asset value per share(b)...........             $11.21                     $17.83


    Class C: Net Assets..........................              $189,393                   $225,383
             Shares issued and outstanding.....                  16,745                     12,632
             Net asset value per share(b)........                $11.31                     $17.84


    Class R: Net Assets...........................          $10,176,971                 $8,081,375
             Shares issued and outstanding.....                 899,523                    453,587
             Net asset value per share..............             $11.31                     $17.82


    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
    (b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    See accompanying notes.


Year Ended October 31, 1999

STATEMENTS OF OPERATIONS


                                                             Principal                   Principal                 Principal
                                                             Balanced                    Blue Chip               Capital Value
GROWTH FUNDS (DOMESTIC)                                     Fund, Inc.                  Fund, Inc.                Fund, Inc.

    Net Investment Income
    Income:
       Dividends...................................          $1,707,866                $ 4,363,865              $   16,415,138
       Interest....................................           4,503,346                    346,388                     754,765

                                      Total Income            6,211,212                  4,710,253                  17,169,903
    Expenses:
       Management and investment advisory
          fees (Note 3)............................             914,378                  1,142,839                   2,570,792
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................             643,811                  1,145,769                   1,767,160
       Transfer and administrative services
           (Notes 1 and 3).........................             664,179                  1,336,983                   1,415,788
       Registration fees (Note 1)..................              55,378                     82,935                      99,761
       Custodian fees..............................               4,951                      1,787                       3,217
       Auditing and legal fees.....................               5,953                      4,753                       5,811
       Directors' fees.............................               6,040                      6,489                       6,390
       Other.......................................               7,207                     11,692                      30,171

                                    Total Expenses            2,301,897                  3,733,247                   5,899,090

            Net Investment Income (Operating Loss)            3,909,315                    977,006                  11,270,813

    Net Realized and Unrealized Gain (Loss)
    on Investments and Futures Contracts
    Net realized gain (loss) from investment transactions     6,771,675                  3,421,073                  57,024,202
    Net realized gains from investment companies...             --                         --                         --
    Change in unrealized appreciation/depreciation of:
       Investments.................................          (4,100,582)                31,100,972                (49,482,847)
       Futures Contracts (Note 7)..................             --                         --                         --

          Net Realized and Unrealized Gain (Loss)
              on Investments and Futures Contracts            2,671,093                 34,522,045                   7,541,355


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations           $6,580,408                $35,499,051                 $18,812,168


                                                             Principal                 Principal                 Principal
                                                              Growth                    MidCap                  Real Estate
GROWTH FUNDS (DOMESTIC)                                     Fund, Inc.                Fund, Inc.                Fund, Inc.

    Net Investment Income
    Income:
       Dividends...................................       $   6,287,055               $  3,572,237                 $   733,947
       Interest....................................             989,985                  1,031,195                      25,195

                                      Total Income            7,277,040                  4,603,432                     759,142
    Expenses:
       Management and investment advisory
          fees (Note 3)............................           2,283,089                  2,461,880                     114,693
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................           2,035,710                  1,497,219                      62,369
       Transfer and administrative services
           (Notes 1 and 3).........................           1,613,707                  1,733,436                      93,688
       Registration fees (Note 1)..................              79,929                     75,518                      33,237
       Custodian fees..............................               3,920                      5,420                       2,248
       Auditing and legal fees.....................               1,126                      5,233                       1,935
       Directors' fees.............................               6,241                      6,241                       6,839
       Other.......................................              23,976                     38,441                       1,190

                                    Total Expenses            6,047,698                  5,823,388                     316,199

            Net Investment Income (Operating Loss)            1,229,342                (1,219,956)                     442,943

    Net Realized and Unrealized Gain (Loss)
    on Investments and Futures Contracts
    Net realized gain (loss) from investment transactions    28,017,681                 19,056,817                   (784,488)
    Net realized gains from investment companies...              --                          --                         21,332
    Change in unrealized appreciation/depreciation of:
       Investments.................................          57,955,516                  5,356,392                   (326,793)
       Futures Contracts (Note 7)..................              --                        827,876                       --

          Net Realized and Unrealized Gain (Loss)
              on Investments and Futures Contracts           85,973,197                 25,241,085                 (1,089,949)


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations          $87,202,539                $24,021,129               $   (647,006)



                                                               Principal                 Principal
                                                                SmallCap                  Utilities
GROWTH FUNDS (DOMESTIC)                                        Fund, Inc.                Fund, Inc.

    Net Investment Income
    Income:
       Dividends...................................        $    293,208                 $3,459,473
       Interest....................................             134,133                    177,575

                                      Total Income              427,341                  3,637,048
    Expenses:
       Management and investment advisory
          fees (Note 3)............................             412,361                    685,175
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................             202,029                    418,285
       Transfer and administrative services
           (Notes 1 and 3).........................             348,721                    390,699
       Registration fees (Note 1)..................              56,815                     34,047
       Custodian fees..............................               5,542                      2,354
       Auditing and legal fees.....................               4,724                      5,299
       Directors' fees.............................               6,914                      6,489
       Other.......................................               1,758                      6,279

                                    Total Expenses            1,038,864                  1,548,627

            Net Investment Income (Operating Loss)            (611,523)                  2,088,421

    Net Realized and Unrealized Gain (Loss)
    on Investments and Futures Contracts
    Net realized gain (loss) from investment transaction      9,424,406                  8,056,360
    Net realized gains from investment companies...                --                         --
    Change in unrealized appreciation/depreciation of:
       Investments.................................           4,379,531                  4,964,248
       Futures Contracts (Note 7)..................                --                         --

          Net Realized and Unrealized Gain (Loss)
              on Investments and Futures Contracts           13,803,937                 13,020,608


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations          $13,192,414                $15,109,029



    See accompanying notes.


Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


                                                           Principal                    Principal                 Principal
                                                           Balanced                     Blue Chip                 Capital Value
GROWTH FUNDS (DOMESTIC)                                    Fund, Inc.                   Fund, Inc.                Fund, Inc.

                                                        1999         1998           1999         1998           1999          1998
    Operations
    Net investment income(operating loss)          $ 3,909,315    $ 3,433,710   $  977,006   $  567,773  $ 11,270,813   $9,784,467
    Net realized gain (loss) from
          investment transactions                    6,771,675      4,283,465    3,421,073       21,090    57,024,202   40,907,350
    Change in unrealized appreciation/depreciation of
       investments and futures contracts..........  (4,100,582)     4,621,248   31,100,972   23,303,399   (49,482,847)  33,306,303

          Net Increase (Decrease) in Net Assets
                     Resulting from Operations       6,580,408     12,338,423   35,499,051   23,892,262    18,812,168    83,998,120

    Dividends and Distributions to Shareholders
    From net investment income:
       Class A....................................   (3,153,964)   (2,435,139)     (874,272)   (571,140)   (9,877,196)   (9,413,649)
       Class B ...................................     (454,611)     (269,151)      (17,657)    (21,463)     (458,266)     (302,359)
       Class C(b).................................         (959)      --            --           --            --           --
       Class R....................................     (501,400)     (300,221)      (49,100)    (42,466)     (391,502)     (272,715)
    From net realized gain on investments:
       Class A ...................................   (3,108,449)   (5,882,074)      (24,683) (8,442,806)  (35,544,917)  (40,827,739)
       Class B ...................................     (579,595)     (842,073)       (8,209) (1,993,541)   (2,882,612)   (2,381,772)
       Class R....................................     (605,230)     (725,965)       (6,612) (1,692,630)   (2,464,152)   (1,697,455)
    Tax return of capital distributions:
       Class A ...................................       --           --             --           --             --           --
       Class B ...................................       --           --             --           --             --           --
       Class R....................................       --           --             --           --             --           --

                 Total Dividends and Distributions   (8,404,208)  (10,454,623)     (980,533)(12,764,046)  (51,618,645)  (54,895,689)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................   23,834,020    23,880,103    62,427,545  46,354,686    71,171,390    73,344,881
       Class B ...................................    8,208,037     8,010,824    23,559,014  15,736,209    18,742,374    17,966,775
       Class C(b).................................      248,890       --            326,943      --           217,569       --
       Class R....................................    9,709,321    11,459,488    22,787,946  18,838,628    17,677,992    22,090,590
    Shares issued in reinvestment of dividends and distributions:
       Class A....................................    6,090,364     8,093,981       862,557   8,730,513    44,385,520    49,153,586
       Class B ...................................    1,015,205     1,101,436        26,997   2,000,486     3,292,087     2,633,936
       Class C(b).................................          487       --            --           --            --           --
       Class R....................................    1,105,036     1,026,031        97,845   1,734,897     2,860,407     2,028,417
    Shares redeemed:
       Class A ...................................  (20,782,453)  (14,404,904)  (28,208,067)(15,983,191)  (78,893,780)  (78,578,133)
       Class B ...................................   (4,290,594)   (2,320,820)   (7,490,289) (3,609,645)  (11,104,390)   (4,560,133)
       Class C(b) ................................         (500)      --               (500)     --              (525)      --
       Class R ...................................   (5,978,278)   (3,017,907)  (11,035,085) (4,847,775)  (12,307,726)   (5,699,984)

            Net Increase (Decrease) in Net Assets
                   from Capital Share Transactions   19,159,535    33,828,232    63,354,906  68,954,808    56,040,918    78,379,935

                         Total Increase (Decrease)   17,335,735    35,712,032    97,873,424  80,083,024    23,234,441   107,482,366
    Net Assets
    Beginning of period...........................  142,777,667   107,065,635   193,834,531 113,751,507   647,492,207   540,009,841

    End of period (including undistributed net investment
       income as set forth below)................. $160,113,402   $142,777,667  $291,707,955$193,834,531  $670,726,648  $647,492,207



    Undistributed Net Investment Income...........  $   260,715   $   500,739      $ 38,296     $   607    $3,610,844   $ 3,066,439



                                                            Principal                 Principal                 Principal
                                                            Growth                     MidCap                  Real Estate
GROWTH FUNDS (DOMESTIC)                                    Fund, Inc.                Fund, Inc.                Fund, Inc.

                                                         1999         1998         1999         1998           1999       1998(a)
    Operations
    Net investment income(operating loss)          $  1,229,342   $ 2,547,476   $(1,219,956)$(1,167,967)   $  442,943      $292,169
    Net realized gain (loss) from
          investment transactions                    28,017,681    (4,470,515)   19,056,817    (397,666)     (763,156)     (613,107)
    Change in unrealized appreciation/depreciation of
       investments and futures contracts..........   57,955,516    58,299,881     6,184,268 (47,859,461)     (326,793)   (1,395,307)

          Net Increase (Decrease) in Net Assets
                     Resulting from Operations       87,202,539    56,376,842    24,021,129 (49,425,094)     (647,006)   (1,716,245)

    Dividends and Distributions to Shareholders
    From net investment income:
       Class A....................................   (2,147,442)   (2,281,014)      --           --          (229,521)     (118,861)
       Class B ...................................      (31,614)      (84,298)      --           --           (99,626)      (70,429)
       Class C(b).................................       --            --           --           --              (659)       --
       Class R....................................       --            (5,786)      --           --          (111,209)      (67,181)
    From net realized gain on investments:
       Class A ...................................       --        (9,421,497)      --       (8,489,268)        --          --
       Class B ...................................       --        (1,280,548)      --       (1,505,719)        --          --
       Class R....................................       --          (518,291)      --         (456,798)        --          --
    Tax return of capital distributions:
       Class A ...................................       --           --           --            (3,831)        --          --
       Class B ...................................       --           --           --              (351)        --          --
       Class R....................................       --           --           --              (114)        --          --

                 Total Dividends and Distributions    2,179,056)  (13,591,434)      --      (10,456,081)     (441,015)     (256,471)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................  107,477,838    80,738,775    56,319,162  84,673,707     2,032,088     6,657,527
       Class B ...................................   35,315,526    23,436,918    17,773,544  26,339,797       585,157     3,740,670
       Class C(b).................................      453,795        --           231,675      --           109,653        --
       Class R....................................   22,266,474    16,186,162     8,646,117  14,593,610       587,916     3,419,415
    Shares issued in reinvestment of dividends and distributions:
       Class A....................................    2,075,575    11,393,839           130   8,301,363       224,609       117,899
       Class B ...................................       32,011     1,340,964           378   1,491,031        99,447        72,055
       Class C(b).................................       --            --           --           --                 4        --
       Class R....................................       --           524,005       --          456,912       111,264        69,699
    Shares redeemed:
       Class A ...................................  (80,471,364)  (49,829,917)  (94,562,580)(60,048,924)     (761,086)     (394,690)
       Class B ...................................  (15,502,723)   (6,849,158)  (21,056,757) (9,249,916)     (171,784)     (118,103)
       Class C(b) ................................       (1,820)       --           --           --             --           --
       Class R ...................................  (11,110,814)   (4,298,409)   (8,490,660) (5,504,466)     (257,676)      (54,019)

            Net Increase (Decrease) in Net Assets
                   from Capital Share Transactions   60,534,498    72,643,179   (41,138,991) 61,053,114     2,559,592    13,510,453

                         Total Increase (Decrease)  145,557,981   115,428,587   (17,117,862)  1,171,939     1,471,571    11,537,737
    Net Assets
    Beginning of period...........................  491,320,149   375,891,562   424,839,839 423,667,900    11,537,737       --

    End of period (including undistributed net investment
       income as set forth below)................. $636,878,130   $491,320,149  $407,721,977$424,839,839 $ 13,009,308   $11,537,737



    Undistributed Net Investment Income...........     $--        $   982,816   $   --         $--         $   37,747       $35,698


                                                              Principal                 Principal
Balanced                                                      SmallCap                  Utilities
GROWTH FUNDS (DOMESTIC)                                      Fund, Inc.                Fund, Inc.

                                                           1999       1998(a)        1999         1998
    Operations
    Net investment income(operating loss)              (611,523)   $ (258,265)  $ 2,088,421  $2,339,457
    Net realized gain (loss) from
          investment transactions                     9,424,406    (1,226,801)    8,056,360   1,540,023
    Change in unrealized appreciation/depreciation of
       investments and futures contracts..........    4,379,531    (3,387,878)    4,964,248  19,641,699

          Net Increase (Decrease) in Net Assets
                     Resulting from Operations       13,192,414    (4,872,944)   15,109,029  23,521,179

    Dividends and Distributions to Shareholders
    From net investment income:
       Class A....................................         --         --         (1,891,969) (2,238,576)
       Class B ...................................         --         --           (191,707)   (202,869)
       Class C(b).................................         --         --               (465)      --
       Class R....................................         --         --            (80,547)    (59,525)
    From net realized gain on investments:
       Class A ...................................         --         --         (1,242,661)      --
       Class B ...................................         --         --           (171,044)      --
       Class R....................................         --         --            (61,770)      --
    Tax return of capital distributions:
       Class A ...................................         --          (4,160)      --           --
       Class B ...................................         --          (3,120)      --           --
       Class R....................................         --          (3,120)      --           --

                 Total Dividends and Distributions         --         (10,400)   (3,640,163) (2,500,970)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................   20,126,957    22,354,702    22,591,597  12,723,975
       Class B ...................................    6,236,906     8,073,780     8,701,893   4,293,220
       Class C(b).................................      189,192       --            224,590       --
       Class R....................................    5,317,338    5 ,958,145     5,229,592   2,547,194
    Shares issued in reinvestment of dividends and distributions:
       Class A....................................         --           4,160     2,896,775   1,973,186
       Class B ...................................         --           3,120       336,342     182,379
       Class C(b).................................         --         --            --           --
       Class R....................................         --           3,120       142,351      59,486
    Shares redeemed:
       Class A ...................................   (5,249,038)     (967,357)  (18,619,898)(13,805,582)
       Class B ...................................   (1,561,009)     (232,397)   (3,605,259) (2,155,400)
       Class C(b) ................................       (2,315)       --            --           --
       Class R ...................................   (1,905,434)     (537,486)   (1,850,085)   (725,248)

            Net Increase (Decrease) in Net Assets
                   from Capital Share Transactions   23,152,597    34,659,787    16,047,898   5,093,210

                         Total Increase (Decrease)   36,345,011    29,776,443    27,516,764  26,113,419
    Net Assets
    Beginning of period...........................   29,776,443      --          98,928,795  72,815,376

    End of period (including undistributed net investment
       income as set forth below).................  $66,121,454   $29,776,443  $126,445,559 $98,928,795



    Undistributed Net Investment Income...........     $    --    $   --        $    198,077  $  280,319




    (a) Period from December 11, 1997 (date operations commenced) through October 31, 1998. (b) Period from June 30, 1999 through October 31, 1999.


    See accompanying notes.



October 31, 1999

NOTES TO FINANCIAL STATEMENTS


Principal Balanced Fund, Inc.        Principal Growth Fund, Inc.
Principal Blue Chip Fund, Inc.       Principal MidCap Fund, Inc.
Principal Capital Value Fund, Inc.   Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.        Principal Utilities Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal MidCap Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc. and Principal Utilities Fund, Inc. (the "Domestic Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On June 30, 1999, the initial purchases of Class C shares of the Domestic Growth Funds were made by Principal Life Insurance Company (See Note 3). Effective June 30, 1999, the Domestic Growth Funds began offering Class C shares to the public.

On December 11, 1997, the initial purchases of 400,000 shares of Class A Capital Stock, 300,000 shares of Class B Capital Stock and 300,000 shares of Class R Capital Stock of each of Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. were made by Principal Life Insurance Company (formerly known as Principal Mutual Life Insurance Company) (see Note 3). Effective December 31, 1997, Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. each began offering Class A and Class B shares to the public and Class R shares to eligible purchasers.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within the first twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Domestic Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The Domestic Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the periods ended October 31, 1999, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                     Distribution and                                Transfer and
                                                Shareholder Servicing Fees                      Administrative Services

                                          Class A   Class B    Class C    Class R      Class A    Class B    Class C    Class R

  Principal Balanced Fund, Inc.         $ 281,544  $ 196,250    $ 553    $ 165,464     $134,774   $ 39,952    $ 100      $36,813
  Principal Blue Chip Fund, Inc.          398,224    426,230      626      320,689      223,233    104,577      250       77,643
  Principal Capital Value Fund, Inc.    1,045,967    415,762      454      304,977      344,752     97,338      250       72,564
  Principal Growth Fund, Inc.           1,071,829    665,604      871      297,406      389,091    108,482      250       50,855
  Principal MidCap Fund, Inc.             852,092    455,025      515      189,587      534,307    156,147      250       69,942
  Principal Real Estate Fund, Inc.         14,308     30,150      325       17,586        7,375      2,596      100        1,203
  Principal SmallCap Fund, Inc.            62,454     92,963      468       46,144       65,440     22,600      100       11,044
  Principal Utilities Fund, Inc.          235,289    135,665      575       46,756       91,446     22,732      100       10,033


                                                    Registration Fees

                                         Class A   Class B    Class C    Class R

  Principal Balanced Fund, Inc.         $12,833    $ 9,744     $--       $ 8,503
  Principal Blue Chip Fund, Inc.         20,471     12,366      --         8,803
  Principal Capital Value Fund, Inc.     30,949     10,402      --        13,731
  Principal Growth Fund, Inc.            23,766      9,277      --         9,933
  Principal MidCap Fund, Inc.            21,955     10,163      --         8,865
  Principal Real Estate Fund, Inc.        7,228      8,490      --         6,127
  Principal SmallCap Fund, Inc.          16,347      9,620      --         9,090
  Principal Utilities Fund, Inc.         10,106      7,256      --         6,164

The Domestic Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Domestic Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Domestic Growth Funds record dividend income on the ex-dividend date.
Interest income is recognized on an accrual basis.

The Domestic Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Domestic Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the
"Manager").   These  balances  may  be  invested  in  one  or  more   short-term
instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Reclassifications made for Principal MidCap Fund, Inc. and Principal SmallCap Fund, Inc. for the year ended October 31, 1999 aggregated $1,219,956 and $611,523, respectively. For the periods ended October 31, 1998 reclassifications made for Principal MidCap Fund, Inc. and Principal SmallCap Fund, Inc. aggregated $1,172,263 and $268,657, respectively. Other reclassifications made for the periods ended October 31, 1999 and 1998 were not material.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

At October 31, 1999, Principal Real Estate Fund, Inc. had net capital loss carryforwards of approximately $613,000 which expires in 2006 and $763,000 which expires in 2007.

Note 3 -- Management Agreement and Transactions With Affiliates

The Domestic Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Domestic Growth Funds is as follows:

                                                                       Net Asset Value of Funds
                                                                             (in millions)

                                              First             Next             Next              Next             Over
                                              $100              $100             $100              $100             $400

   Principal Balanced Fund, Inc.              0.60%            0.55%             0.50%            0.45%             0.40%
   Principal Blue Chip Fund, Inc.             0.50             0.45              0.40             0.35              0.30
   Principal Capital Value Fund, Inc.         0.50             0.45              0.40             0.35              0.30
   Principal Growth Fund, Inc.                0.50             0.45              0.40             0.35              0.30
   Principal MidCap Fund, Inc.                0.65             0.60              0.55             0.50              0.45
   Principal Real Estate Fund, Inc.           0.90             0.85              0.80             0.75              0.70
   Principal SmallCap Fund, Inc.              0.85             0.80              0.75             0.70              0.65
   Principal Utilities Fund, Inc.             0.60             0.55              0.50             0.45              0.40

At the November 2, 1999 shareholder meeting (for all funds except the Principal Growth Fund, Inc. and the Principal MidCap Fund, Inc.) and at the November 9, 1999 shareholder meeting of Principal Growth Fund, Inc. a modified management fee schedule, effective January 1, 2000, was approved for the following funds:

                                                                       Net Asset Value of Funds
                                                                             (in millions)

                                              First             Next             Next              Next             Over
                                              $250              $250             $250              $250            $1,000

   Principal Blue Chip Fund, Inc.             0.60%            0.55%             0.50%            0.45%             0.40%
   Principal Capital Value Fund, Inc.         0.60             0.55              0.50             0.45              0.40
   Principal Growth Fund, Inc.                0.60             0.55              0.50             0.45              0.40

The  Domestic   Growth  Funds  also  reimburse  the  Manager  for  transfer  and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

For the year ended October 31, 1998, the Manager voluntarily waived a portion of its fee for the Principal Utilities Fund, Inc. The amounts waived for the Principal Utilities Fund, Inc. Class A shares, Class B shares and Class R shares were $60,477, $9,557 and $12,481, respectively. The Manager ceased its waiver of expenses October 31, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained, by fund, for the periods ended October 31, 1999, were as follows:

                                                    Class A               Class B               Class C

   Principal Balanced Fund, Inc.                  $  614,240             $  75,273                $5
   Principal Blue Chip Fund, Inc.                  1,280,139               139,081                 5
   Principal Capital Value Fund, Inc.              1,454,019               193,664                 5
   Principal Growth Fund, Inc.                     2,258,031               257,797                 5
   Principal MidCap Fund, Inc.                     1,332,435               344,606                --
   Principal Real Estate Fund, Inc.                   48,909                 1,932                --
   Principal SmallCap Fund, Inc.                     427,914                25,917                --
   Principal Utilities Fund, Inc.                    460,110                53,392                --

No brokerage commissions were paid by the Domestic Growth Funds to Princor Financial Services Corporation during the periods ended October 31, 1999 and 1998. Brokerage commissions were paid to other affiliates by the following funds:

                                                       Year Ended                 Periods Ended
                                                    October 31, 1999            October 31, 1998

   Principal Balanced Fund, Inc.                        $ 10,866                   $  6,080
   Principal Blue Chip Fund, Inc.                         30,170                      2,315
   Principal Capital Value Fund, Inc.                    109,485                     32,675
   Principal Growth Fund, Inc.                            46,158                     18,750
   Principal MidCap Fund, Inc.                            53,939                      7,716
   Principal Real Estate Fund, Inc.                       10,580                     14,745
   Principal SmallCap Fund, Inc.                           6,230                      1,050
   Principal Utilities Fund, Inc.                          7,435                      3,235

The Domestic Growth Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                               Class A           Class B          Class C           Class R

     Distribution and Shareholder Servicing fees                .25%              1.00%             1.00%            .75%

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Domestic Growth Funds which generated the excess.

At October 31, 1999, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Domestic Growth Funds as follows:

                                                               Class A           Class B          Class C           Class R

     Principal Balanced Fund, Inc.                               --                --              5,460             --
     Principal Blue Chip Fund, Inc.                              60,551            --              3,922              --
     Principal Capital Value Fund, Inc.                       5,320,749            --              3,144              --
     Principal Growth Fund, Inc.                                 36,102            --              1,473              --
     Principal MidCap Fund, Inc.                                 44,552            --              2,184              --
     Principal Real Estate Fund, Inc.                           413,364         316,367           11,547           318,409
     Principal SmallCap Fund, Inc.                              391,449         300,319            8,977           300,319
     Principal Utilities Fund, Inc.                              --                --              5,869              --


Note 4 -- Investment Transactions

For the year ended October 31, 1999, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Domestic Growth Funds were as follows:

                                                                              Purchases                             Sales

     Principal Balanced Fund, Inc.                                          $ 46,714,318                        $ 32,580,318
     Principal Blue Chip Fund, Inc.                                          104,093,360                          33,127,433
     Principal Capital Value Fund, Inc.                                      324,110,081                         297,949,466
     Principal Growth Fund, Inc.                                             287,406,312                         184,957,174
     Principal MidCap Fund, Inc.                                             248,966,021                         272,623,801
     Principal Real Estate Fund, Inc.                                          9,412,435                           6,692,154
     Principal SmallCap Fund, Inc.                                            69,189,143                          46,535,331
     Principal Utilities Fund, Inc.                                           41,928,003                          26,157,059

Note 4 -- Investment Transactions (Continued)

At October 31, 1999, net unrealized appreciation (depreciation) of investments by the Domestic Growth Funds was composed of the following:

                                                                                                                 Net Unrealized
                                                                                                                  Appreciation

                                                                         Gross Unrealized                        (Depreciation)

                                                          Appreciation                (Depreciation)             of Investments

     Principal Balanced Fund, Inc.                            $ 21,365,538             $(10,525,421)             $  10,840,117
     Principal Blue Chip Fund, Inc.                             76,634,638               (7,883,212)                68,751,426
     Principal Capital Value Fund, Inc.                        137,554,328              (23,027,425)               114,526,903
     Principal Growth Fund, Inc.                               257,263,065               (4,666,929)               252,596,136
     Principal MidCap Fund, Inc.                               118,576,535              (15,813,619)               102,762,916
     Principal Real Estate Fund, Inc.                              109,337               (1,831,437)                (1,722,100)
     Principal SmallCap Fund, Inc.                               8,601,480               (7,609,827)                   991,653
     Principal Utilities Fund, Inc.                             38,154,279               (3,236,355)                34,917,924

The Domestic  Growth  Funds'  investments  are with  various  issuers in various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentrations of credit risk by issuer and industry.


Note 5 -- Capital Share Transactions

Transactions in Capital Shares by fund were as follows:

                                                              Principal           Principal            Principal        Principal
                                                              Balanced            Blue Chip          Capital Value        Growth
                                                             Fund, Inc.          Fund, Inc.           Fund, Inc.        Fund, Inc.

  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................       1,543,354          2,598,298            2,320,532          1,698,273
    Class B   .........................................         534,435            983,832              614,916            556,338
    Class C   .........................................          16,020             13,182                7,194              6,956
    Class R   .........................................         635,088            955,361              583,231            353,782
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         397,074             36,318            1,458,213             33,237
    Class B ...........................................          66,344              1,213              108,859                536
    Class C   .........................................              33              --                   --                 --
    Class R   .........................................          72,639              4,124               94,789              --
  Shares redeemed:
    Class A   .........................................      (1,348,209)        (1,175,462)          (2,583,273)        (1,270,168)
    Class B............................................        (279,766)          (313,216)            (364,952)          (243,384)
    Class C   .........................................             (33)               (20)                 (18)               (29)
    Class R   .........................................        (391,795)          (462,525)            (405,657)          (177,102)

                                           Net Increase       1,245,184          2,641,105            1,833,834            958,439



                                                              Principal           Principal            Principal        Principal
                                                              Balanced            Blue Chip          Capital Value        Growth
                                                             Fund, Inc.          Fund, Inc.           Fund, Inc.        Fund, Inc.

  Year Ended October 31, 1998:
  Shares sold:
    Class A   .........................................       1,578,648          2,196,999            2,383,996          1,435,543
    Class B   .........................................         531,549            749,555              582,574            414,689
    Class R   .........................................         764,170            893,287              717,506            290,030
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         551,343            445,659            1,687,027            219,136
    Class B ...........................................          75,490            102,886               91,259             26,054
    Class R   .........................................          70,471             89,024               70,217             10,249
  Shares redeemed:
    Class A   .........................................        (952,391)          (760,092)          (2,537,205)          (888,842)
    Class B   .........................................        (153,016)          (171,471)            (148,042)          (121,844)
    Class R   .........................................        (202,139)          (231,149)            (186,811)           (76,609)

                                           Net Increase       2,264,125          3,314,698            2,660,521          1,308,406




                                                              Principal           Principal            Principal        Principal
                                                               MidCap            Real Estate           SmallCap          Utilities
                                                             Fund, Inc.          Fund, Inc.           Fund, Inc.        Fund, Inc.

  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................       1,325,967            245,069            2,014,656          1,320,329
    Class B   .........................................         424,898             71,200              631,644            507,818
    Class C   .........................................           5,289             12,790               16,954             12,620
    Class R   .........................................         206,999             70,415              539,084            304,565
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................               3             27,713                --               171,345
    Class B ...........................................               9             12,295                --                19,977
    Class C   .........................................          --                   --                  --                    12
    Class R   .........................................          --                 13,702                --                 8,437
  Shares redeemed:
    Class A   .........................................      (2,215,756)           (91,613)            (531,725)        (1,083,938)
    Class B   .........................................        (502,335)           (20,911)            (159,547)          (210,456)
    Class C   .........................................          --                   --                   (209)             --
    Class R   .........................................        (202,547)           (31,207)            (194,374)          (108,625)

                                 Net Increase(Decrease)        (957,473)           309,453            2,316,483            942,084



  Periods Ended October 31, 1998:
  Shares sold:
    Class A   .........................................       1,891,397            684,793            2,291,199            853,517
    Class B   .........................................         593,857            377,186              817,321            286,360
    Class R   .........................................         327,198            346,800              610,143            172,466
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         188,881             13,045                  425            130,341
    Class B ...........................................          34,300              7,946                  319             12,065
    Class R   .........................................          10,456              7,688                  319              3,932
  Shares redeemed:
    Class A   .........................................      (1,383,727)           (43,437)            (105,453)          (928,474)
    Class B   .........................................        (215,454)           (12,937)             (26,447)          (144,160)
    Class R   .........................................        (127,550)            (6,048)             (55,649)           (48,307)

                                           Net Increase       1,319,358          1,375,036            3,532,177            337,740





Note 6 -- Line of Credit

The Domestic Growth Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At October 31, 1999, the Domestic Growth Funds had no outstanding borrowings under the line of credit.

Note 7 -- Futures Contracts

The Domestic Growth Funds (with the exception of Principal Capital Value Fund, Inc.) may enter into futures contracts as a hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included in the net unrealized appreciation (depreciation) of investments on the Statement of Assets and Liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract. For the periods ended October 31, 1999 and 1998, there were no realized gains or losses related to closed futures contracts.


October 31, 1999

SCHEDULES OF INVESTMENTS


GROWTH FUNDS (DOMESTIC)

PRINCIPAL BALANCED FUND, INC.


                                         Shares
                                          Held          Value



Common Stocks (54.45%)

Auto & Home Supply Stores (0.71%)
   Autozone, Inc.                         42,900(a) $1,139,531

Bakery Products (1.12%)
   Sara Lee Corp.                         66,100     1,788,831

Beverages (1.10%)
   PepsiCo, Inc.                          50,700     1,758,656

Business Credit Institutions (0.18%)
   Associates First Capital Corp., Class A 7,680       280,320

Cable & Other Pay TV Services (0.51%)
   MediaOne Group, Inc.                   11,550(a)    820,772

Chemicals & Allied Products (0.35%)
   Dow Chemical Co.                        4,700       555,775

Commercial Banks (4.37%)
   Bank of America Corp.                  22,000     1,416,250
   Chase Manhattan Corp.                  11,800     1,031,025
   First Union Corp.                      20,492       874,752
   Fleet Boston Corp.                     22,740       992,032
   PNC Financial Corp.                    15,900       948,038
   Wells Fargo Co.                        36,200     1,733,075

                                                     6,995,172
Commercial Printing (0.35%)
   R.R. Donnelley & Sons Co.              23,100       560,175

Communications Equipment (1.54%)
   General Instrument Corp.               19,600(a)  1,054,725
   Motorola, Inc.                         14,500     1,412,844

                                                     2,467,569
Computer & Data Processing
Services (2.52%)
   3COM Corp.                             24,100(a)    698,900
   Electronic Data Systems Corp.          25,100     1,468,350
   First Data Corp.                       31,600     1,443,725
   Sterling Commerce, Inc.                17,900(a)    419,531

                                                     4,030,506
Computer & Office Equipment (2.78%)
   Cabletron Systems, Inc.                41,800(a)    692,313
   Compaq Computer Corp.                  57,700     1,096,300
   Hewlett-Packard Co.                    16,400     1,214,625
   International Business Machines Corp.  14,700     1,446,112

                                                     4,449,350
Consumer Products (2.10%)
   Fortune Brands, Inc.                   34,300     1,215,506
   Nabisco Group Holdings Corp.           31,200       399,750
   Philip Morris Cos., Inc.               27,700       697,694
   R.J. Reynolds Tobacco Holdings, Inc.   10,400       225,550
   UST, Inc.                              29,500       816,781

                                                     3,355,281
Crude Petroleum & Natural Gas (0.95%)
   Texaco, Inc.                           24,700   $ 1,515,962

Department Stores (1.12%)
   Dillard's, Inc., Class A               35,200       664,400
   J.C. Penney Co.                        15,400       390,775
   Wal-Mart Stores, Inc.                  12,800       731,200

                                                     1,786,375
Drugs (6.03%)
   Abbott Laboratories                    27,600     1,114,350
   American Home Products Corp.           27,300     1,426,425
   Bristol-Myers Squibb Co.               18,600     1,428,713
   Johnson & Johnson                      18,200     1,906,450
   Merck & Co., Inc.                      26,200     2,084,537
   Pharmacia & Upjohn, Inc.               16,500       889,969
   Warner-Lambert Co.                     10,000       798,125

                                                     9,648,569
Electric Lighting & Wiring
Equipment (0.11%)
   Cooper Industries, Inc.                 4,200       180,863

Electric Services (1.95%)
   Central & Southwest Corp.              36,100       800,969
   Dominion Resources, Inc.               19,900       957,688
   Potomac Electric Power Co.             23,400       642,037
   Reliant Energy, Inc.                   26,700       727,575

                                                     3,128,269
Electrical Industrial Apparatus (1.11%)
   Emerson Electric Co.                   29,700     1,783,856

Electronic Distribution Equipment (1.24%)
   General Electric Co.                   14,600     1,979,212

Fats & Oils (0.61%)
   Archer Daniels Midland Co.             79,477       978,561

Federal & Federally-Sponsored
Credit (0.60%)
   Federal National Mortgage Association  13,600       962,200

Fire, Marine & Casualty Insurance (2.28%)
   Berkshire Hathaway, Inc., Class A          17(a)  1,086,300
   Hartford Financial Services Group, Inc. 8,600       445,587
   Loews Corp.                            12,800       907,200
   Safeco Corp.                           12,100       332,750
   St. Paul Cos., Inc.                    27,800       889,600

                                                     3,661,437
General Industrial Machinery (0.62%)
   Pall Corp.                             45,500       998,156

Grain Mill Products (0.89%)
   Ralston-Ralston Purina Group           45,300     1,424,119

Groceries & Related Products (0.76%)
   Sysco Corp.                            31,800     1,222,312

Grocery Stores (0.55%)
   Albertson's, Inc.                      24,381       885,335

Hospitals (0.31%)
   Tenet Healthcare Corp.                 25,700(a)$   499,544

Industrial Inorganic Chemicals (0.80%)
   Eastman Chemical Co.                    9,050       348,991
   Praxair, Inc.                          20,100       939,675

                                                     1,288,666
Jewelry, Silverware & Plated Ware (0.11%)
   Jostens, Inc.                           8,400       177,450

Life Insurance (0.58%)
   Lincoln National Corp.                 20,200       931,725

Machinery, Equipment & Supplies (0.68%)
   Grainger (W.W.), Inc.                  25,600     1,084,800

Management & Public Relations (0.41%)
   Dun & Bradstreet Corp.                 22,500       660,938

Meat Products (0.29%)
   Tyson Foods, Inc.                      30,450       464,363
Medical Instruments & Supplies (0.85%)
   Becton, Dickinson & Co.                16,900       428,837
   St. Jude Medical, Inc.                 33,850(a)    926,644

                                                     1,355,481
Medical Services & Health
Insurance (1.27%)
   Aon Corp.                              17,100       607,050
   Conseco, Inc.                          42,600     1,035,712
   Pacificare Health Systems, Inc.        10,100(a)    398,319

                                                     2,041,081
Miscellaneous Chemical Products (0.73%)
   Du Pont (E.I.) De Nemours              18,053     1,163,290

Miscellaneous Converted Paper
Products (1.00%)
   Minnesota Mining & Mfg. Co.            16,900     1,606,556

Miscellaneous Food & Kindred
Products (0.34%)
   Universal Foods Corp.                  28,600       546,975

Miscellaneous Furniture & Fixtures (0.59%)
   Newell Rubbermaid, Inc.                27,100       938,338

Miscellaneous Shopping Goods (0.22%)
   Toys `R' Us, Inc.                      24,900(a)    351,713

Miscellaneous Transportation (0.32%)
   FMC Corp.                              12,400(a)    504,525

Motion Picture Production &
Services (0.33%)
   Walt Disney Co.                        20,100       530,138

Motor Vehicles & Equipment (0.50%)
   Ford Motor Co.                         14,654       804,138

Oil & Gas Field Services (0.81%)
   Diamond Offshore Drilling              18,900   $   600,075
   Schlumberger Ltd.                      11,500       696,469

                                                     1,296,544
Ordnance & Accessories, NEC (0.29%)
   Lockheed Martin Corp.                  23,300       466,000

Paper Mills (1.02%)
   Fort James Corp.                       28,162       741,013
   Kimberly Clark Corp.                   14,200       896,375

                                                     1,637,388
Petroleum Refining (2.50%)
   Amerada Hess Corp.                     17,500     1,004,063
   Atlantic Richfield Co.                 17,600     1,640,100
   Conoco, Inc., Class B                  14,003       379,831
   Exxon Corp.                            13,200       977,625

                                                     4,001,619
Pulp Mills (0.16%)
   Boise Cascade Corp.                     7,400       263,625

Rubber & Plastics Footwear (0.53%)
   Nike, Inc.                             14,900       840,919

Sanitary Services (0.33%)
   Waste Management, Inc.                 28,942       531,809

Savings Institutions (1.29%)
   Citigroup, Inc.                        38,050     2,059,456

Security Brokers & Dealers (0.21%)
   Bear Stearns Cos., Inc.                 7,875       335,672

Telephone Communication (1.53%)
   AT&T Corp.                             17,350       811,112
   GTE Corp.                              18,600     1,395,000
   MCI Worldcom, Inc.                      2,800(a)    240,275

                                                     2,446,387

                             Total Common Stocks    87,186,304

Preferred Stock (0.66%)

Telephone Communications (0.66%)
   Sprint - 8.25% Conv. Pfd.              13,500     1,053,000


                                        Principal
                                         Amount         Value


Bonds (26.72%)

Beverages (0.61%)
   Seagram Co., Ltd. Notes;
      6.50%; 4/1/2003                 $1,000,000   $   981,000

Blast Furnace & Basic Steel
Products (0.66%)
   Carpenter Technology Corp.
     Medium-Term Notes;
     6.99%; 4/20/2018                  $ 800,000   $   722,401
   Quanex Corp. Convertible
     Subordinated Debentures;
     6.88%; 6/30/2007                    350,000       333,812

                                                     1,056,213
Business Credit Institutions (0.62%)
   CIT Group Holdings
     Senior Medium-Term Notes;
     6.38%; 10/1/2002                  1,000,000       987,082

Commercial Banks (2.26%)
   J.P. Morgan & Co., Inc.
     Subordinated Notes;
     6.70%; 11/1/2007                  1,300,000     1,262,799
   NationsBank Corp.
     Subordinated Notes;
     7.80%; 9/15/2016                  2,300,000     2,355,143

                                                     3,617,942
Communications Equipment (0.80%)
   Motorola, Inc. Debentures;
     7.50%; 5/15/2025                  1,291,000     1,288,613

Computer & Office Equipment (0.46%)
   Seagate Technology, Inc.
     Senior Notes; 7.37%; 3/1/2007       813,000       744,200

Consumer Products (1.19%)
   Philip Morris Cos., Inc. Notes;
     7.25%; 9/15/2001                  1,500,000     1,498,713
     6.15%; 3/15/2010                    400,000       399,812

                                                     1,898,525
Department Stores (1.80%)
   Dillard's, Inc. Notes;
     6.43%; 8/1/2004                   1,500,000     1,430,379
     7.38%; 6/1/2006                     772,000       759,281
   Fred Meyer, Inc. Senior Notes;
     7.38%; 3/1/2005                     700,000       700,353
                                                     2,890,013
Farm & Garden Machinery (0.74%)
   Deere & Co. Senior Debentures;
     8.50%; 1/9/2022                   1,100,000     1,185,192

Fire, Marine & Casualty Insurance (0.71%)
   St. Paul Cos., Inc.
     Medium-Term Notes, Series C;
     6.38%; 12/15/2008                 1,200,000     1,137,533

Forest Products (0.75%)
   Weyerhaeuser Co.
     Debentures; 6.95%; 10/1/2027      1,300,000     1,200,905

Funeral Service & Crematories (1.14%)
   Service Corp. International Notes;
     6.75%; 6/1/2001                  $1,961,000   $ 1,823,936

General Government , NEC (1.00%)
   Province of Quebec, Canada Debentures;
     7.50%; 7/15/2002                    500,000       509,005
     7.00%; 1/30/2007                  1,100,000     1,095,347

                                                     1,604,352
General Industrial Machinery (0.93%)
   Ingersoll-Rand Medium-Term Notes;
     6.46%; 11/19/2003                 1,000,000       980,463
   Timken Co. Medium-Term Notes;
     7.30%; 8/13/2002                    500,000       507,376

                                                     1,487,839
Medical Service & Health
Insurance (0.24%)
   AETNA Services, Inc. Notes;
     6.38%; 8/15/2003                    400,000       386,202

Miscellaneous Investing (1.54%)
   Federal Realty Investment Trust Notes;
     8.88%; 1/15/2000                  1,000,000     1,004,763
   Kimco Realty Corp. Senior Notes;
     6.50%; 10/1/2003                  1,500,000     1,450,363

                                                     2,455,126
Motor Vehicles & Equipment (1.51%)
   Chrysler Corp. Debentures;
     7.45%; 3/1/2027                   1,400,000     1,398,032
   General Motors Corp. Debentures;
     7.70%; 4/15/2016                  1,000,000     1,017,818

                                                     2,415,850
Paper & Paper Products (0.29%)
   Boise Cascade Office Products Corp.
     Notes; 7.05%; 5/15/2005             500,000       472,334

Paper Mills (0.63%)
   International Paper Co. Notes;
     6.88%; 7/10/2000                  1,000,000     1,002,747

Personal Credit Institutions (1.40%)
   Associates Corp. of North America
     Senior Notes; 6.45%; 10/15/2001   1,200,000     1,198,008
   Ford Motor Credit Co. Notes;
     7.75%; 3/15/2005                  1,000,000     1,035,778

                                                     2,233,786
Petroleum & Petroleum Products (0.92%)
   Enron Corp. Notes;
     6.75%; 9/1/2004                   1,500,000     1,477,972

Plumbing & Heating, Except
Electric (0.61%)
   Masco Corp. Notes;
     6.13%; 9/15/2003                  1,000,000       984,003


Railroads (1.51%)
   Norfolk Southern Debentures;
     9.00%; 3/1/2021                   1,100,000     1,207,704
   Union Pacific Corp. Notes;
     7.00%; 6/15/2000                  1,200,000     1,205,514

                                                     2,413,218
Security Brokers & Dealers (2.69%)
   Bear Stearns Cos., Inc. Senior Notes;
     6.13%; 2/1/2003                  $1,150,000   $ 1,115,990
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     6.13%; 2/1/2001                   1,000,000       990,960
     7.25%; 4/15/2003                  1,000,000     1,002,202
   Morgan Stanley Group, Inc.
     Debentures; 8.88%; 10/15/2001     1,150,000     1,197,763

                                                     4,306,915
Surety Insurance (1.71%)
   Allstate Corp. Debentures;
     6.75%; 5/15/2018                  2,000,000     1,820,790
   MBIA, Inc. Debentures;
     7.00%; 12/15/2025                 1,000,000       912,940

                                                     2,733,730
Trucking & Courier Services,
Except Air (0.00%)
   Builders Transport, Inc. Convertible
     Subordinated Debentures;
     6.50%; 5/1/2011                     306,000(b)        765


                                     Total Bonds    42,785,993


       Description of Issue             Principal

  Type     Rate       Maturity           Amount        Value


Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (3.63%)

FHLMC     6.00%   1/1/2029           $   974,393   $   909,669
FHLMC     6.50    10/1/2027-1/1/2029   3,653,446     3,506,341
FHLMC     7.00    12/1/2027            1,414,911     1,391,095


                        Total FHLMC Certificates     5,807,105

Government National Mortgage Association (GNMA)
Certificates (3.32%)

GNMA II   6.00    6/20/2026-7/1/2029   5,719,146     5,307,951
Asset-Backed Securities (6.91%)

Mortgage Pass-Through Securities (6.29%)
   Chase Commercial Mortgage Securities
     Corp., Series 1998-1, Class B;
     6.56%; 5/18/2008                 $2,200,000   $ 2,122,978
   DLJ Commercial Mortgage Corp.,
     Class A-1B, Series 1998-CF1;
     6.41%; 2/18/2008                  2,100,000     2,004,639
     Class A-2, Series 1998-CF1;
     6.59%; 2/15/2008                    700,000       661,759
   First Union Commercial Mortgage Trust,
     Series 1999-C1, Class B;
     6.22%; 12/15/2008                 1,435,000     1,349,905
   GMAC Commercial Mortgage Securities,
     Inc., Series 1998-C2, Class C;
     6.50%; 8/15/2008                  2,000,000     1,853,860
   J.P. Morgan Commercial Mortgage Fin.
     Corp., Series 97-C5, Class A-2;
     7.06%; 9/15/2029                    220,000       219,650
     Series 1999-C7, Class B;
     6.66%; 10/15/2035                   450,000       425,587
   Morgan Stanley Capital I, Inc.,
     Series 1999-RM1, Class B;
     6.81%; 12/15/2031                 1,500,000     1,429,220

                                                    10,067,598
Personal Credit Institutions (0.62%)
   Chase Manhattan Credit Card Master Trust
     Asset-Backed Certificates, Series 97-2,
     Class A; 6.30%; 4/15/2003         1,000,000       999,160


                     Total Asset-Backed Securities  11,066,758

Commercial Paper (3.84%)

Personal Credit Institutions (3.84%)
  Investment in Joint Trade Account,
    Associates Corp.; 5.31%; 11/1/1999 6,155,826     6,155,826




            Total Portfolio Investments (99.53%)   159,362,937

Cash, receivables and other assets,
   net of liabilities (0.47%)                          750,465


                      Total Net Assets (100.00%)  $160,113,402


(a)      Non-income producing security - No dividend paid during the period.
(b)      Non-income producing - Security in default.

PRINCIPAL BLUE CHIP FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (97.82%)

Bakery Products (3.55%)
   Sara Lee Corp.                        382,400   $10,348,700

Beverages (5.19%)
   Anheuser-Busch Cos., Inc.             108,400     7,784,475
   PepsiCo, Inc.                         211,800     7,346,813

                                                    15,131,288
Books (3.03%)
   McGraw-Hill Cos., Inc.                148,400     8,848,350

Commercial Banks (4.82%)
   Bank One Corp.                        149,919     5,631,332
   J.P. Morgan & Co., Inc.                64,500     8,441,438

                                                    14,072,770
Communications Equipment (3.19%)
   Motorola, Inc.                         95,500     9,305,281

Computer & Office Equipment (7.40%)
   Automatic Data Processing, Inc.       205,400     9,897,713
   Hewlett-Packard Co.                    75,400     5,584,312
   Pitney Bowes, Inc.                    133,900     6,100,819

                                                    21,582,844
Department Stores (3.79%)
   Wal-Mart Stores, Inc.                 193,500    11,053,688

Drugs (12.09%)
   American Home Products Corp.          157,800     8,245,050
   Johnson & Johnson                      86,000     9,008,500
   Merck & Co., Inc.                     121,200     9,642,975
   Pharmacia & Upjohn, Inc.              155,500     8,387,281

                                                    35,283,806
Eating & Drinking Places (2.71%)
   McDonald's Corp.                      191,500     7,899,375

Electrical Industrial Apparatus (2.70%)
   Emerson Electric Co.                  131,400     7,892,212

Electronic Distribution Equipment (3.52%)
   General Electric Co.                   75,800    10,275,638

Fire, Marine & Casualty Insurance (5.63%)
   American International Group, Inc.     88,468     9,106,675
   Chubb Corp.                           133,500     7,325,812

                                                    16,432,487
General Industrial Machinery (2.93%)
   Pall Corp.                            389,300     8,540,269

Grain Mill Products (3.26%)
   Kellogg Co.                           239,000     9,515,188

Groceries & Related Products (3.43%)
   Sysco Corp.                           260,700    10,020,656

Medical Instruments & Supplies (2.56%)
   Becton, Dickinson & Co.               294,200   $ 7,465,325

Miscellaneous Converted Paper
Products (2.91%)
   Minnesota Mining & Mfg. Co.            89,200     8,479,575

Miscellaneous Food & Kindred
Products (3.36%)
   Bestfoods                             166,700     9,793,625

Petroleum Refining (7.95%)
   Exxon Corp.                           102,200     7,569,187
   Mobil Corp.                            79,400     7,662,100
   Royal Dutch Petroleum Co. ADR         132,600     7,947,713

                                                    23,179,000
Preserved Fruits & Vegetables (2.89%)
   Heinz (H.J.) Co.                      176,400     8,423,100

Sugar & Confectionery Products (2.78%)
   Wrigley (Wm.) Jr. Co.                 101,400     8,105,662

Telephone Communication (5.43%)
   AT&T Corp.                            160,950     7,524,413
   GTE Corp.                             110,800     8,310,000

                                                    15,834,413
Women's Clothing Stores (2.70%)
   Limited, Inc.                         181,300     7,455,962
   Too, Inc.                              25,900(a)    414,400

                                                     7,870,362


                             Total Common Stocks   285,353,614



                                        Principal
                                         Amount         Value


Commercial Paper (2.21%)

Personal Credit Institutions (2.21%)
   Investment In Joint Trade Account;
     Associates Corp.;
     5.31%; 11/1/1999                 $6,447,708   $ 6,447,708


           Total Portfolio Investments (100.03%)   291,801,322

Liabilities, net of cash, receivables and
   other assets (-0.03%)                               (93,367)


                      Total Net Assets (100.00%)  $291,707,955



(a) Non-income producing security - No dividend paid during the period.

PRINCIPAL CAPITAL VALUE FUND, INC.


                                          Shares
                                           Held         Value


Common Stocks (97.18%)

Bakery Products (1.16%)
   Sara Lee Corp.                        286,600   $ 7,756,113

Beverages (2.63%)
   PepsiCo, Inc.                         508,000    17,621,250

Commercial Banks (18.45%)
   AmSouth Bancorp.                      748,400    19,271,300
   Bank of America Corp.                 168,000    10,815,000
   Bank One Corp.                        397,964    14,948,523
   Chase Manhattan Corp.                 237,500    20,751,562
   Comerica, Inc.                        270,000    16,048,125
   First Union Corp.                     299,060    12,766,124
   KeyCorp                               592,000    16,539,000
   Summit Bancorp.                       364,500    12,620,812

                                                   123,760,446
Computer & Data Processing (1.49%)
   Shared Medical Systems Corp.          265,000    10,003,750

Consumer Products (1.46%)
   Fortune Brands, Inc.                  276,400     9,794,925

Crude Petroleum & Natural Gas (2.86%)
   Texaco, Inc.                          312,700    19,191,963

Drugs (8.61%)
   Abbott Laboratories                   372,800    15,051,800
   American Home Products Corp.          391,600    20,461,100
   Merck & Co., Inc.                     279,300    22,221,806

                                                    57,734,706
Electric Lighting & Wiring (1.68%)
   Cooper Industries, Inc.               261,500    11,260,844

Electric Services (4.51%)
   FPL Group, Inc.                       185,100     9,312,844
   Pinnacle West Capital Corp.           177,300     6,537,937
   Reliant Energy, Inc.                  530,000    14,442,500

                                                    30,293,281
Electrical Industrial Apparatus (2.30%)
   Emerson Electric Co.                  256,500    15,406,031

Forest Products (1.93%)
   Weyerhaeuser Co.                      217,000    12,952,188

Grain Mill Products (2.35%)
   Kellogg Co.                           395,100    15,729,919

Greeting Cards (2.19%)
   American Greetings Corp.              568,500    14,709,937

Groceries & Related Products (2.41%)
   Sysco Corp.                           421,000    16,182,187

Grocery Stores (1.99%)
   Albertson's, Inc.                     367,200    13,333,950

Life Insurance (2.42%)
   American General Corp.                218,600   $16,217,388

Machinery, Equipment & Supplies (2.61%)
   Grainger (W. W.), Inc.                412,800    17,492,400

Management & Public Relations (1.19%)
   Dun & Bradstreet Corp.                270,600     7,948,875

Measuring & Controlling Devices (1.05%)
   Beckman Coulter, Inc.                  74,400     3,422,400
   Mallinckrodt, Inc.                    106,500     3,614,344

                                                     7,036,744
Metal Cans & Shipping Containers (2.28%)
   Ball Corp.                            379,200    15,286,500

Miscellaneous Converted Paper
Products (3.72%)
   Avery Dennison Corp.                  294,400    18,400,000
   Minnesota Mining & Mfg. Co.            69,100     6,568,819

                                                    24,968,819
Miscellaneous Furniture & Fixtures (1.33%)
   Newell Rubbermaid, Inc.               258,500     8,950,563

Motor Vehicles & Equipment (1.07%)
   Ford Motor Co.                        131,000     7,188,625

Paper Mills (3.21%)
   Kimberly Clark Corp.                  341,200    21,538,250

Petroleum Refining (5.90%)
   Atlantic Richfield Co.                227,300    21,181,519
   Chevron Corp.                         201,400    18,390,337

                                                    39,571,856
Plumbing & Heating, Except
Electric (2.92%)
   Masco Corp.                           643,000    19,611,500

Rental of Railroad Cars (2.38%)
   GATX Corp.                            480,000    15,930,000

Soap, Cleaners & Toilet Goods (1.61%)
   Procter & Gamble Co.                  102,700    10,770,663

Sugar & Confectionery Products (1.00%)
   Hershey Foods Corp.                   133,000     6,716,500

Telephone Communications (8.47%)
   AT&T Corp.                            382,150    17,865,512
   SBC Communications, Inc.              350,280    17,842,387
   U S West, Inc.                        346,000    21,127,625

                                                    56,835,524


                             Total Common Stocks   651,795,697


                                        Principal
                                         Amount         Value


Commercial Paper (2.75%)

Personal Credit Institutions (2.75%)
 Investment in Joint Trade Account,
  Associates Corp.; 5.31%; 11/1/1999 $18,474,104   $18,474,104


           Total Portfolio Investments (99.93%)    670,269,801

Cash, receivables and other assets,
   net of liabilities (0.07%)                          456,847


                     Total Net Assets (100.00%)   $670,726,648



PRINCIPAL GROWTH FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (98.19%)

Accounting, Auditing & Bookkeeping (1.27%)
   Paychex, Inc.                         205,500   $ 8,091,563

Advertising (0.97%)
   Interpublic Group of Cos., Inc.       151,800     6,166,875

Beverages (2.31%)
   Coca-Cola Co.                          60,000     3,540,000
   PepsiCo, Inc.                         322,500    11,186,719

                                                    14,726,719
Carpets & Rugs (0.24%)
   Shaw Industries, Inc.                 100,000     1,543,750

Commercial Banks (5.23%)
   Chase Manhattan Corp.                 165,500    14,460,562
   Fifth Third Bancorp                    95,000     7,012,188
   Firstar Corp.                         149,000     4,376,875
   National City Corp.                    91,200     2,690,400
   Wells Fargo Co.                       100,000     4,787,500

                                                    33,327,525
Communications Equipment (5.16%)
   General Instrument Corp.              175,000(a)  9,417,187
   Lucent Technologies, Inc.             148,000     9,509,000
   Motorola, Inc.                         62,700     6,109,331
   Williams Communication Group, Inc.    245,300(a)  7,818,938

                                                    32,854,456
Computer & Data Processing
Services (5.47%)
   BMC Software, Inc.                     88,500(a)  5,680,594
   Microsoft Corp.                       241,500(a) 22,353,844
   Sun Microsystems, Inc.                 64,000(a)  6,772,000

                                                    34,806,438
Computer & Office Equipment (8.70%)
   Automatic Data Processing, Inc.       237,900   $11,463,806
   Ceridian Corp.                        350,600(a)  7,691,287
   Cisco Systems, Inc.                   180,000(a) 13,320,000
   Dell Computer Corp.                   150,000(a)  6,018,750
   Hewlett-Packard Co.                    61,100     4,525,219
   International Business Machines Corp. 103,000    10,132,625
   Pitney Bowes, Inc.                     49,400     2,250,787

                                                    55,402,474
Department Stores (2.19%)
   Wal-Mart Stores, Inc.                 244,600    13,972,775

Drug Stores & Proprietary Stores (1.88%)
   CVS Corp.                             275,500    11,967,031

Drugs (11.64%)
   Bristol-Myers Squibb Co.              118,000     9,063,875
   Forest Laboratories, Inc.             132,600(a)  6,083,025
   Genzyme Corp. - General Division      100,756(a)  3,853,917
   Johnson & Johnson                     141,000    14,769,750
   Lilly (Eli) & Co.                     100,000     6,887,500
   Merck & Co., Inc.                     159,600    12,698,175
   Pharmacia & Upjohn, Inc.              220,000    11,866,250
   SmithKline Beecham PLC ADR            139,500     8,928,000

                                                    74,150,492
Electric Services (1.86%)
   GPU, Inc.                              91,000     3,088,313
   Southern Co.                          272,000     7,225,000
   Teco Energy, Inc.                      70,000     1,544,375

                                                    11,857,688
Electronic Components &
Accessories (6.05%)
   Intel Corp.                           264,000    20,443,500
   Linear Technology Corp.               166,000    11,609,625
   Solectron Corp.                        44,000(a)  3,311,000
   Texas Instruments                      35,000     3,141,250

                                                    38,505,375
Electronic Distribution Equipment (2.67%)
   General Electric Co.                  125,300    16,985,981

Federal & Federally Sponsored
Credit (1.24%)
   Federal Home Loan Mortgage             88,600   $ 6,268,450
   Freddie Mac                            30,000     1,621,875

                                                     7,890,325
Fire, Marine & Casualty Insurance (0.97%)
   American International Group, Inc.     60,000     6,176,250

Gas Production & Distribution (0.49%)
   Williams Cos., Inc.                    83,000     3,112,500

General Industrial Machinery (3.24%)
   Ingersoll-Rand Co.                    105,000     5,486,250
   Tyco International Ltd.               378,800    15,128,325

                                                    20,614,575
Grain Mill Products (1.50%)
   Ralston-Ralston Purina Group          303,375     9,537,352

Groceries & Related Products (1.85%)
   Sysco Corp.                           306,000    11,761,875

Hotels & Motels (2.03%)
   Marriott International, Inc., Class A 384,700   $12,959,581

Investment Offices (0.99%)
   Amvescap PLC Sponsored ADR            140,000     6,282,500

Lumber & Other Building
Materials (2.85%)
   Home Depot, Inc.                      240,000    18,120,000

Medical Instruments & Supplies (2.68%)
   Becton, Dickinson & Co.               153,000     3,882,375
   Boston Scientific Corp.               300,000(a)  6,037,500
   Guidant Corp.                          61,000(a)  3,011,875
   Medtronic Inc.                        120,000     4,155,000

                                                    17,086,750
Medical Services & Health
Insurance (0.99%)
   Aon Corp.                              90,000     3,195,000
   United Healthcare Corp.                60,000     3,101,250

                                                     6,296,250
Miscellaneous Chemical Products (1.02%)
   Du Pont (E.I.) De Nemours             101,062     6,512,151

Miscellaneous Converted Paper
Products (0.47%)
   Minnesota Mining & Mfg. Co.            31,400     2,984,962

Miscellaneous Fabricated Metal
Products (0.74%)
   Parker-Hannifin Corp.                 103,350     4,734,722

Miscellaneous Food & Kindred
Products (0.46%)
   Bestfoods                              50,000     2,937,500

Oil & Gas Field Services (0.99%)
   Schlumberger Ltd.                     104,000     6,298,500

Petroleum Refining (1.29%)
   Atlantic Richfield Co.                 40,000   $ 3,727,500
   Exxon Corp.                            60,600     4,488,188

                                                     8,215,688
Plumbing & Heating, Except
Electric (0.77%)
   Masco Corp.                           160,000     4,880,000

Publicly Traded Investment Fund (4.58%)
   S&P Depositary Receipt                213,283    29,166,450

Savings Institutions (2.78%)
   Citigroup, Inc.                       327,675    17,735,409

Soap, Cleaners & Toilet Goods (2.93%)
   Colgate-Palmolive Co.                 160,000     9,680,000
   Ecolab, Inc.                          266,400     9,007,650

                                                    18,687,650
Special Industry Machinery (0.52%)
   Applied Materials, Inc.                37,000(a)  3,323,063
Sugar & Confectionery Products (0.69%)
   Wrigley (Wm.) Jr. Co.                  55,000   $ 4,396,563

Telephone Communication (6.48%)
   AT&T Corp.                            127,895     5,979,091
   GTE Corp.                              89,000     6,675,000
   MCI Worldcom, Inc.                    214,829(a) 18,435,014
   SBC Communications, Inc.              119,756     6,100,071
   Sprint Corp.                           55,000     4,087,187

                                                    41,276,363


                             Total Common Stocks   625,346,121


                                        Principal
                                         Amount         Value


Bond (0.35%)

Electrical Industrial Apparatus (0.35%)
   Liebert Co., Convertible Subordinated
     Debentures; 8.00%; 11/15/2010  $    500,000   $ 2,235,625

Commercial Paper (1.48%)

Personal Credit Institutions (1.48%)
 Investment in Joint Trading Account,
   Associates Corp; 5.31%; 11/1/1999   9,419,048     9,419,048


           Total Portfolio Investments (100.02%)   637,000,794

Liabilities, net of cash, receivables and
   other assets (-0.02%)                              (122,664)


                      Total Net Assets (100.00%)  $636,878,130



(a) Non-income producing security - No dividend paid during the period.

PRINCIPAL MIDCAP FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (92.44%)

Accounting, Auditing, &
Bookkeeping (2.45%)
   Paychex, Inc.                         253,814   $ 9,993,926

Carpets & Rugs (0.75%)
   Shaw Industries, Inc.                 198,700     3,067,431

Commercial Banks (8.53%)
   Associated Banc-Corp.                 167,535     6,444,862
   First Federal Capital Corp.           226,696     3,570,462
   FirstMerit Corp.                       81,800     2,162,587
   Independent Bank Corp-Michigan        109,478     1,655,859
   Merchants Bancorp, Inc.               116,200     3,834,600
   North Fork Bancorp, Inc.              362,187     7,492,744
   Peoples Heritage Financial Group, Inc.224,800     4,271,200
   Princeton National Bancorp, Inc.      150,000     1,893,750
   Summit Bancorp                         99,650     3,450,381

                                                    34,776,445
Computer & Data Processing
Services (13.94%)
   Akamai Technologies, Inc.               6,667(a) $  967,965
   Cadence Design Systems, Inc.          195,200(a)  2,964,600
   Citrix Systems, Inc.                   54,600(a)  3,501,225
   Data Return Corp.                     227,000(a)  3,419,187
   Digex, Inc.                            79,000(a)  2,261,375
   Gartner Group, Inc., Class B           18,696(a)    175,275
   ICG Communications, Inc.              149,100(a)  2,441,513
   IMS Health, Inc.                      235,900     6,841,100
   Splitrock Services, Inc.              485,400(a) 10,618,125
   SunGard Data Systems, Inc.            240,400(a)  5,874,775
   Synopsys, Inc.                        181,100(a) 11,284,794
   Veritas Software Corp.                 60,200(a)  6,494,075

                                                    56,844,009
Computer & Office Equipment (1.10%)
   Lexmark International                  57,300(a)  4,472,981

Credit Reporting & Collection (1.50%)
   Equifax, Inc.                         226,600     6,118,200

Crude Petroleum & Natural Gas (3.02%)
   Devon Energy Corp.                    165,000     6,414,375
   Newfield Exploration Co.              200,000(a)  5,887,500

                                                    12,301,875
Drugs (5.14%)
   Genzyme Corp. - General Division       83,000(a)  3,174,750
   Johnson & Johnson                      89,907     9,417,758
   Pharmacia & Upjohn, Inc.              101,500     5,474,657
   Watson Pharmaceuticals                 91,100(a)  2,892,425

                                                    20,959,590
Drugs, Proprietaries & Sundries (0.63%)
   McKesson HBOC, Inc.                   127,620     2,560,376

Electrical Industrial Apparatus (1.72%)
   American Power Conversion             312,000(a)  7,000,500

Electronic Components &
Accessories (12.88%)
   Altera Corp.                           68,100(a)  3,311,363
   Celestica, Inc.                        93,100(a)  5,178,688
   DII Group, Inc.                       112,500(a)  4,050,000
   Flextronics International, Ltd.        89,800(a)  6,375,800
   Jabil Circuit, Inc.                   151,300(a)  7,905,425
   Linear Technology Corp.                84,300     5,895,731
   Maxim Integrated Products, Inc.        51,800(a)  4,088,962
   Novellus Systems, Inc.                 49,900(a)  3,867,250
   Solectron Corp.                        58,900(a)  4,432,225
   Vitesse Semiconductor Corp.            81,000(a)  3,715,875
   Xilinx, Inc.                           47,200(a)  3,711,100

                                                    52,532,419
Fabricated Rubber Product, NEC (0.43%)
   Weatherford International              52,300(a)  1,771,662

Family Clothing Stores (1.05%)
   Abercrombie & Fitch Co.               156,800(a)  4,272,800

General Industrial Machinery (3.60%)
   Kaydon Corp.                          181,600   $ 4,505,950
   Pentair, Inc.                          99,200     3,732,400
   Roper Industries, Inc.                208,300     6,431,263

                                                    14,669,613
Hospitals (0.89%)
   Universal Health Services, Inc.,
      Class B                            122,800(a)  3,607,250

Hotels & Motels (3.85%)
   Four Seasons Hotel, Inc.              201,200     8,387,525
   Marriott International, Inc., Class A 217,100     7,313,556

                                                    15,701,081
Household Appliances (1.39%)
   Maytag Corp.                          141,300     5,660,831

Investment Offices (1.47%)
   Amvescap PLC Sponsored ADR            133,820     6,005,173

Laundry, Cleaning, & Garment
Services (0.78%)
   G&K Services, Inc.                     84,600     3,177,787

Measuring & Controlling Devices (2.09%)
   ISCO, Inc.                                  1             2
   Millipore Corp.                       156,400     4,985,250
   Teradyne, Inc.                         91,800(a)  3,534,300

                                                     8,519,552
Medical Instruments & Supplies (1.82%)
   Becton, Dickinson & Co.               152,100     3,859,538
   Boston Scientific Corp.               177,000(a)  3,562,125

                                                     7,421,663
Medical Services & Health
Insurance (1.84%)
   Torchmark Corp.                       127,300     3,970,169
   United Healthcare Corp.                68,600     3,545,762

                                                     7,515,931
Miscellaneous Business Services (0.53%)
   Cendant Corp.                         129,938(a)  2,143,977

Miscellaneous General Merchandise
Stores (0.89%)
   Casey's General Stores, Inc.          282,800     3,641,050

Oil & Gas Field Services (1.05%)
   Diamond Offshore Drilling             134,900     4,283,075

Operative Builders (0.85%)
   D. R. Horton, Inc.                    294,500     3,478,781

Paints & Allied Products (0.59%)
   RPM, Inc.                             200,500     2,393,469

Plumbing, Heating &
Air Conditioning (0.58%)
   Apogee Enterprises, Inc.              377,400     2,382,338

Publicly Traded Investment Fund (0.92%)
   S&P Mid-Cap 400 Depositary Receipts    50,000     3,765,625

Savings Institutions (4.28%)
   Greenpoint Financial Corp.             90,000   $ 2,565,000
   TCF Financial Corp. (B)               364,900(b) 10,764,550
   WSFS Financial Corp.                  290,000     4,132,500

                                                    17,462,050
Telephone Communication (9.61%)
   Exodus Communications, Inc.            53,000(a)  4,558,000
   Intermedia Communications, Inc.        91,200(a)  2,371,200
   McLeodUSA, Inc.                       363,000(a) 16,198,875
   MGC Communications, Inc.               88,000(a)  2,420,000
   Nextlink Communications                52,100(a)  3,116,231
   RCN Corp.                             136,500(a)  6,534,938
   Triton PCS Holdings, Inc., Class A     14,500(a)    511,125
   Winstar Communications, Inc.           88,900(a)  3,450,431

                                                    39,160,800
Variety Stores (1.04%)
   Family Dollar Stores                  205,500     4,238,437

Women's & Misses' Outerwear (1.23%)
   Jones Apparel Group, Inc.             158,000(a)  4,996,750


                             Total Common Stocks   376,897,447


                                        Principal
                                         Amount         Value


Commercial Paper (8.41%)

Business Credit Institutions (3.83%)
   American Express Credit Corp.;
     5.20%; 11/1/1999               $  6,340,000   $ 6,340,000
     5.23%; 11/3/1999                  1,720,000     1,719,498
   General Electric Capital Corp.;
     5.20%; 11/2/1999                  7,540,000     7,538,911

                                                    15,598,409
Personal Credit Institutions (4.58%)
  Associates First Capital Corp.
   5.31%; 11/1/1999                      725,000       725,000
  Investment in Joint Trade Account,
   Associates Corp.; 5.31%; 11/1/1999 17,962,916    17,962,916

                                                    18,687,916

                          Total Commercial Paper    34,286,325

           Total Portfolio Investments (100.85%)   411,183,772

Liabilities, net of cash, receivables and
   other assets (-0.85%)                            (3,461,795)


                      Total Net Assets (100.00%)  $407,721,977




 Contract                 Opening       Current      Unrealized
   Type    Commitment   Market Value  Market Value   Gain (Loss)


Futures Contracts

105 Contracts,  Buy      $20,237,749   $21,065,625   $827,876
S&P MidCap 400
December 1999
Futures


(a) Non-income producing security - No dividend paid during the period.
(b)Security  or  a  portion  of  the   security  was  pledged  to  cover  margin
   requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,950,000.

PRINCIPAL REAL ESTATE FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (96.29%)

Apartment REITs (19.72%)
   Apartment Investment & Management Co.  11,100    $  417,637
   Archstone Communities Trust            20,000       400,000
   Avalonbay Communities, Inc.             9,287       300,086
   Equity Residential Properties Trust    15,400       643,913
   Essex Property Trust, Inc.              2,400        78,150
   Gables Residential Trust                8,800       212,850
   Post Properties, Inc.                   4,800       185,400
   Walden Residential Properties, Inc.    15,300       327,994

                                                     2,566,030
Factory Outlet REITs (1.67%)
   Chelsea GCA Realty, Inc.                7,000       217,000

Hotel REITs (8.34%)
   Host Marriott Corp.                    26,414       237,726
   Meristar Hospitality Corp.             10,800       173,475
   Sunstone Hotel Investors, Inc.         70,400       673,200

                                                     1,084,401
Mall REITs (12.50%)
   CBL & Associates Properties, Inc.      13,800       307,050
   General Growth Properties, Inc.         6,000       173,625
   Mills Corp.                            10,300       185,400
   Rouse Co.                               8,800       194,700
   Simon Property Group, Inc.             17,500       403,594
   Taubman Centers, Inc.                  21,000       237,562
   The Macerich Co.                        6,200       124,000

                                                     1,625,931
Manufactured Housing REITs (4.98%)
   Manufactured Home Communities, Inc.    17,400       405,638
   Sun Communities, Inc.                   7,600       242,250

                                                       647,888
Mortgage, Mixed Use & Miscellaneous
REITs (2.92%)
   Bradley Real Estate, Inc.              22,700       380,225

Office & Industrial REITs (36.08%)
   Arden Realty Group, Inc.               13,200    $  265,650
   Boston Properties, Inc.                 7,500       223,594
   Cabot Industrial Trust                 18,600       372,000
   Carramerica Realty Corp.                4,700       104,575
   Centerpoint Properties Corp.            2,100        68,513
   Duke-Weeks Realty Corp.                20,400       400,350
   Equity Office Properties Trust         27,600       610,650
   Great Lakes REIT, Inc.                  3,900        56,306
   Highwoods Properties, Inc.             11,000       266,063
   Kilroy Realty Corp.                    10,900       209,144
   Liberty Property Trust                 13,800       322,575
   Mack-Cali Realty Corp.                 11,500       296,125
   Prentiss Property Trust                 4,700       100,756
   Prologis Trust                         28,950       559,097
   Reckson Associates Realty Corp.,
      Class B                             13,625       274,193
   SL Green Realty Corp.                   2,700        49,106
   Spieker Properties, Inc.               14,750       515,328

                                                     4,694,025
Self Storage REITs (2.44%)
   Storage USA, Inc.                      10,900       317,462

Shopping Center REITs (7.64%)
   AMB Property Corp.                     16,500       327,938
   Developers Diversified Realty Corp.    20,200       287,850
   Federal Realty Investment Trust        16,000       291,000
   Pan Pacific Retail Properties, Inc.     4,800        87,600

                                                       994,388


                             Total Common Stocks    12,527,350


                                        Principal
                                         Amount         Value



Commercial Paper (3.73%)

Personal Credit Institutions (3.73%)
   Investment in Joint Trade Account,
     Associates Corp.; 5.31%; 11/1/1999 $484,943    $  484,943

          Total Portfolio Investments (100.02%)     13,012,293

Liabilities, net of cash, receivables and
   other assets (-0.02%)                                (2,985)


                      Total Net Assets (100.00%)   $13,009,308




PRINCIPAL SMALLCAP FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (94.80%)

Blast Furnace & Basic Steel
Products (1.41%)
   Carpenter Technology Corp.             28,200    $  687,375
   Quanex Corp.                           11,200       242,900

                                                       930,275
Commercial Banks (1.21%)
   Cullen Frost Bankers                   27,600       796,950

Commercial Printing (0.97%)
   Mail-Well, Inc.                        47,800(a)    639,325

Communications Equipment (1.85%)
   Intervoice-Brite, Inc.                 56,000(a)    693,000
   Tekelec                                42,000(a)    532,875

                                                     1,225,875
Computer & Data Processing
Services (15.06%)
   Advanced Communications System, Inc.   45,950(a)    539,912
   Bindview Dev. Corp.                    24,000(a)    720,000
   Ciber, Inc.                            35,000(a)    570,937
   Data Return Corp.                      38,000(a)    572,375
   Hypercom Corp.                         94,500(a)    756,000
   ICG Communications, Inc.               40,100(a)    656,637
   Interactive Pictures Corp.             34,600(a)    815,262
   ISS Group, Inc.                        14,300(a)    545,188
   Netegrity, Inc.                        28,000(a)    756,000
   PRI Automation, Inc.                   15,000(a)    601,875
   Quadramed Corp.                       130,000(a)    731,250
   Ravisent Technologies, Inc.            42,800(a)    687,475
   Splitrock Services, Inc.               38,800(a)    848,750
   SPSS, Inc.                             24,400(a)    433,100
   Watchguard Technologies, Inc.          43,000(a)    725,625

                                                     9,960,386
Computer & Office Equipment (2.51%)
   Computer Network Tech Corp.            51,000(a)    819,187
   Neomagic Corp.                         25,000(a)    199,219
   Smart Modular Technologies, Inc.       17,150(a)    636,694

                                                     1,655,100
Construction & Related Machinery (0.58%)
   JLG Industries, Inc.                   30,200       386,937

Crude Petroleum & Natural Gas (0.83%)
   Nuevo Energy Co.                       38,900(a)    551,893

Drugs (2.97%)
   Chirex, Inc.                           16,100(a)    454,825
   Geltex Pharmaceuticals, Inc.           39,000(a)    480,188
   Inhale Therapeutic Systems, Inc.       17,750(a)    489,234
   Matritech, Inc.                       260,900(a)    538,106

                                                     1,962,353
Drugs, Proprietaries & Sundries (1.16%)
   Amerisource Health Corp. - Class A     15,200(a) $  228,000
   Bindley Western Industries, Inc.       42,800       537,675

                                                       765,675
Eating & Drinking Places (2.68%)
   Morton's Restaurant Group, Inc.        35,000(a)    608,125
   Rubio's Restaurants, Inc.              78,000(a)    565,500
   Ruby Tuesday, Inc.                     31,400       598,563

                                                     1,772,188
Electric Services (1.43%)
   Cleco Corp.                             7,600       251,750
   TNP Enterprises, Inc.                  17,400       693,825

                                                       945,575
Electronic Components &
Accessories (6.75%)
   Corcord Communication                  13,000(a)    675,187
   DII Group, Inc.                        37,250(a)  1,341,000
   Etec Systems, Inc.                     15,000(a)    572,813
   Galileo Technology ADR                 33,000(a)    754,875
   Hadco Corp.                            13,800(a)    507,150
   Transwitch Corp.                       13,000(a)    611,813

                                                     4,462,838
Fabricated Structural Metal
Products (1.11%)
   Aavid Thermal Technologies, Inc.       25,000(a)    562,500
   Circor International, Inc.             18,150(a)    172,425

                                                       734,925
Family Clothing Stores (0.89%)
   Pacific Sunwear of California, Inc.    19,500(a)    588,656

Fire, Marine & Casualty Insurance (1.39%)
   Horace Mann Educators                  23,600       665,225
   Selective Insurance Group, Inc.        13,600       254,150

                                                       919,375
Fish Hatcheries & Preserves (1.13%)
   Provantage Health Services             63,900(a)    746,831

Footwear, Except Rubber (0.98%)
   Wolverine World Wide, Inc.             63,000       645,750

Gas Production & Distribution (1.38%)
   Peoples Energy Corp.                    7,000       266,000
   Piedmont Natural Gas Co.               20,200       646,400

                                                       912,400
General Industrial Machinery (2.01%)
   Kaydon Corp.                           25,400       630,238
   Regal-Beloit Corp.                     32,000       696,000

                                                     1,326,238
Grain Mill Products (1.19%)
   Ralcorp Holdings, Inc.                 40,300(a)    785,850

Greeting Cards (0.99%)
   American Greetings Corp.               25,400       657,225

Groceries & Related Products (0.83%)
   Universal Corp.                        23,300       547,550

Horticultural Specialties (0.88%)
   Hines Horticulture, Inc.               66,400(a) $  581,000

Hospitals (1.08%)
   Universal Health Services, Inc.        24,200(a)    710,875

Jewelry, Silverware & Plated Ware (1.07%)
   Jostens, Inc.                          33,500       707,688

Life Insurance (1.18%)
   Mony Group, Inc.                       24,800       781,200

Measuring & Controlling Devices (1.27%)
   Integrated Measurement Systems, Inc.   69,100(a)    842,156

Meat Products (1.15%)
   Michael Foods, Inc.                    29,800       759,900

Medical Instruments & Supplies (2.60%)
   ADAC Laboratories                      83,400(a)    724,538
   Focal, Inc.                           120,000(a)    607,500
   Hologic, Inc.                         111,400(a)    389,900

                                                     1,721,938
Medical Service & Health
Insurance (0.82%)
   Foundation Health Systems, Inc.        82,000(a)    543,250

Men's & Boys'  Clothing Stores (2.02%)
   Hot Topic, Inc.                        35,700(a)  1,338,750

Men's & Boys'  Furnishings (1.23%)
   Quiksilver, Inc.                       57,600(a)    813,600

Miscellaneous Apparel & Accessory
Stores (0.86%)
   The Buckle, Inc.                       34,600(a)    570,900

Miscellaneous Chemical Products (0.84%)
   H.B. Fuller Co.                        10,100       552,975

Miscellaneous Converted Paper (0.69%)
   Shorewood Packaging Corp.              35,975(a)    456,433

Miscellaneous Electrical Equipment &
Supplies (0.03%)
   Motorcar Parts & Accessories           12,350(a)     20,841

Miscellaneous Equipment Rental &
Leasing (0.86%)
   Rent-A-Center, Inc.                    31,000(a)    567,688

Miscellaneous Fabricated Metal
Products (0.75%)
   Watts Industries, Inc.                 36,300       496,856

Miscellaneous Manufacturers (0.88%)
   Russ Berrie & Co.                      30,100       579,425

Miscellaneous Shopping Goods (1.08%)
   Zale Corp.                             17,000(a)    711,875

Miscellaneous Textile Goods (0.76%)
   Kellwood Co.                           28,500    $  504,094

Motor Vehicles & Equipment (1.78%)
   Modine Manufacturing Co.               19,400       482,575
   United Auto Group, Inc.                59,500(a)    695,406

                                                     1,177,981
Motor Vehicles, Parts & Supplies (0.62%)
   Keystone Automotive Industries, Inc.   47,600(a)    407,575

Office Furniture (0.86%)
   Kimball International, Inc.            35,400       566,400

Oil & Gas Field Services (1.38%)
   Pride International, Inc.              66,300(a)    911,625

Opthalmic Goods (0.84%)
   TLC The Laser Center, Inc.             32,000(a)    556,000

Personnel Supply Services (1.00%)
   On Assignment, Inc.                    23,000(a)    661,250

Petroleum Refining (0.86%)
   Valero Energy Corp.                    31,000       569,625

Retail Stores, NEC (1.79%)
   Action Performance Cos., Inc.          25,000(a)    508,594
   The Children's Place Retail            26,000(a)    677,625

                                                     1,186,219
Rubber & Plastics Footwear (0.72%)
   Vans, Inc.                             42,200(a)    474,750

Savings Institutions (4.38%)
   Commercial Federal Corp.               28,300       555,387
   Community First Bankshares, Inc.       35,700       679,416
   MAF Bancorp, Inc.                      32,900       709,406
   Reliance Bancorp, Inc.                 23,600       952,113

                                                     2,896,322
Search & Navigation Equipment (1.05%)
   Anaren Microwave, Inc.                 20,200(a)    691,850

Soap, Cleaners & Toilet Goods (2.08%)
   Carter-Wallace, Inc.                   40,700       735,144
   Digene Corp.                           49,950(a)    643,106

                                                     1,378,250
Surety Insurance (0.99%)
   Enhance Financial Services Group, Inc. 35,700       651,525

Telephone Communication (1.92%)
   Intermedia Communications, Inc.        25,600(a)    665,600
   MGC Communications, Inc.               22,000(a)    605,000

                                                     1,270,600
Trucking & Courier Services, Except
Air (0.81%)
   Werner Enterprises, Inc                33,700       537,094

Vocational Schools (1.39%)
   Apollo Group, Inc.                     35,000(a)  $ 920,937

Women's Clothing Stores (0.97%)
   AnnTaylor Stores Corp.                 15,000(a)    638,437


                             Total Common Stocks    62,678,054



                                        Principal
                                         Amount         Value



Commercial Paper (3.24%)

Personal Credit Institutions (3.24%)
  Investment in Joint Trading Account,
   Associates Corp.; 5.31%: 11/1/1999 $2,145,083   $2,145,083


            Total Portfolio Investments (98.04%)    64,823,137
Cash, receivables and other assets,
   net of liabilities (1.96%)                        1,298,317

                      Total Net Assets (100.00%)   $66,121,454


(a) Non-income producing security - No dividend paid during the period.

PRINCIPAL UTILITIES FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (98.19%)

Combination Utility Services (13.32%)
   Citizens Utilities                    277,691(a) $3,210,802
   Constellation Power, Inc.              82,500     2,531,719
   Montana Power Co.                      53,400     1,518,563
   Nisource, Inc.                        122,600     2,513,300
   PacifiCorp                            107,600     2,219,250
   Scana Corp.                            85,600     2,129,300
   Utilicorp United, Inc.                126,000     2,724,750

                                                    16,847,684
Electric Services (42.59%)
   AES Corp.                              49,700(a)  2,804,944
   Allegheny Energy                       69,400     2,207,787
   Avista Corp.                          111,500     2,007,000
   Carolina Power & Light Co.             28,300       976,350
   CMS Energy Corp.                       64,600     2,382,125
   Dominion Resources, Inc.               26,400     1,270,500
   DQE, Inc.                              57,700     2,304,394
   Duke Energy Corp.                      42,700     2,412,550
   Edison International                  121,000     3,584,625
   Enron Corp.                            92,760     3,704,602
   Firstenergy Corp.                      77,500     2,019,844
   FPL Group, Inc.                        44,700     2,248,969
   GPU, Inc.                              76,500     2,596,219
   Ipalco Enterprises, Inc.               40,200       821,587
   MidAmerican Energy Holdings Co.        72,000   $ 2,421,000
   Niagara Mohawk Holdings, Inc.         157,700(a)  2,503,488
   Peco Energy Co.                        48,800     1,863,550
   Pinnacle West Capital Corp.            91,400     3,370,375
   Potomac Electric Power                100,100     2,746,494
   Reliant Energy, Inc.                   89,100     2,427,975
   Southern Co.                           79,600     2,114,375
   Teco Energy, Inc.                      52,900     1,167,106
   Texas Utilities Holdings               55,600     2,154,500
   TNP Enterprises, Inc.                  43,800     1,746,525

                                                    53,856,884
Gas Production & Distribution (1.95%)
   New Jersey Resources Corp.             38,700     1,574,606
   Peoples Energy Corp.                   23,300       885,400

                                                     2,460,006
Telephone Communications (40.33%)
   AT&T Corp.                             88,950     4,158,413
   Bell Atlantic Corp.                    90,700     5,889,831
   BellSouth Corp.                       119,000     5,355,000
   GTE Corp.                              67,400     5,055,000
   MCI Worldcom, Inc.                     73,924(a)  6,343,603
   RCN Corp.                              74,900(a)  3,585,838
   SBC Communications, Inc.              104,358     5,315,736
   Sprint Corp.                           88,100     6,546,931
   Sprint PCS Group                       26,700(a)  2,214,431
   Teligent, Inc.                         21,300(a)    955,837
   U S West, Inc.                         91,300     5,575,006

                                                    50,995,626


                             Total Common Stocks   124,160,200



                                        Principal
                                         Amount         Value


Commercial Paper (1.60%)

Personal Credit Institutions (1.60%)
 Investment in Joint Trade Account,
   Associates Corp.; 5.31%; 11/1/1999 $2,014,984   $ 2,014,984


            Total Portfolio Investments (99.79%)   126,175,184

Cash, receivables and other assets,
   net of liabilities (0.21%)                          270,375
                      Total Net Assets (100.00%)  $126,445,559




(a) Non-income producing security - No dividend paid during the period.


FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
Class A shares                                                  1999        1998         1997         1996        1995
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $15.28       $15.11      $14.61       $13.74       $12.43
Income from Investment Operations:
   Net Investment Income...............................          .40          .42         .35          .38          .41
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .34         1.15        1.81         1.59         1.31

                       Total from Investment Operations          .74         1.57        2.16         1.97         1.72

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.44)        (.37)       (.36)        (.43)        (.36)
   Distributions from Capital Gains....................         (.45)       (1.03)      (1.30)        (.67)        (.05)

                      Total Dividends and Distributions         (.89)       (1.40)      (1.66)       (1.10)        (.41)


Net Asset Value, End of Period.........................       $15.13       $15.28      $15.11       $14.61       $13.74



Total Return(b) .......................................        4.85%       11.00%       15.88%       15.10%      14.18%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $112,329     $104,414     $85,436      $70,820      $57,125
   Ratio of Expenses to Average Net Assets.............        1.28%        1.28%        1.33%        1.28%       1.37%
   Ratio of Net Investment Income to
     Average Net Assets................................        2.67%        2.86%        2.42%        2.82%       3.21%
   Portfolio Turnover Rate.............................        24.2%        57.0%        27.6%        32.6%       35.8%


PRINCIPAL BALANCED FUND, INC.(a)
Class B shares                                                  1999        1998         1997         1996        1995(c)
---------------------------------------------------------------------------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $15.22       $15.05      $14.56       $13.71       $11.80
Income from Investment Operations:
   Net Investment Income...............................          .29          .31         .25          .29          .31
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .32         1.14        1.79         1.55         1.90

                       Total from Investment Operations          .61         1.45        2.04         1.84         2.21

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.32)        (.25)       (.25)        (.32)        (.30)

   Distributions from Capital Gains....................         (.45)       (1.03)      (1.30)        (.67)        --

                      Total Dividends and Distributions         (.77)       (1.28)      (1.55)        (.99)        (.30)


Net Asset Value, End of Period.........................       $15.06       $15.22      $15.05       $14.56       $13.71



Total Return(b) .......................................        4.02%       10.18%       14.96%       14.10%       18.72%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $23,570     $18,930      $11,885       $5,964       $1,263
   Ratio of Expenses to Average Net Assets.............        2.02%        2.04%        2.14%        2.13%       1.91%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.93%        2.08%        1.58%        1.93%       2.53%(e)
   Portfolio Turnover Rate.............................        24.2%        57.0%        27.6%        32.6%       35.8%(e)



PRINCIPAL BALANCED FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $15.94
Income from Investment Operations:
   Net Investment Income...............................          .07
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.81)

                       Total from Investment Operations         (.74)
Less Dividends:
   Dividends from Net Investment Income................         (.07)

                                        Total Dividends         (.07)


Net Asset Value, End of Period.........................       $15.13



Total Return(b) .......................................      (4.67)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $242
   Ratio of Expenses to Average Net Assets.............       2.11%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................       1.78%(e)
   Portfolio Turnover Rate.............................       24.2%(e)



PRINCIPAL BALANCED FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(g)
-----------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period...................       $15.15      $14.98       $14.52       $13.81
Income from Investment Operations:
   Net Investment Income...............................          .32         .33          .29          .24
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .32        1.15         1.76          .73

                       Total from Investment Operations          .64        1.48         2.05          .97

Less Dividends and Distributions:......................
   Dividends from Net Investment Income................         (.35)       (.28)        (.30)        (.26)
---                                                    ---------
   Distributions from Capital Gains....................         (.45)      (1.03)       (1.29)        --

                      Total Dividends and Distributions         (.80)      (1.31)       (1.59)        (.26)


Net Asset Value, End of Period.........................       $14.99      $15.15       $14.98       $14.52



Total Return(b) .......................................        4.21%       10.43%       15.16%        7.52%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $23,972     $19,434       $9,745         $875
   Ratio of Expenses to Average Net Assets.............        1.84%        1.88%        1.99%        1.49%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        2.11%        2.22%        1.66%        2.26%(e)
   Portfolio Turnover Rate.............................        24.2%        57.0%        27.6%        32.6%(e)

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BLUE CHIP FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995
-------------------------------------------------------------------  ------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $21.71      $20.22       $17.10       $15.03       $12.45
Income from Investment Operations:
   Net Investment Income...............................          .15         .12          .21          .23          .24
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         3.53        3.57         3.58         2.45         2.55

                       Total from Investment Operations         3.68        3.69         3.79         2.68         2.79

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.14)       (.12)        (.21)        (.26)        (.21)

   Distributions from Capital Gains....................         --         (2.08)        (.46)        (.35)        --

                      Total Dividends and Distributions         (.14)      (2.20)        (.67)        (.61)        (.21)


Net Asset Value, End of Period.........................       $25.25      $21.71       $20.22       $17.10       $15.03



Total Return(b) .......................................       17.00%       19.48%       22.57%       18.20%       22.65%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $184,217    $126,740      $79,985      $44,389      $35,212
   Ratio of Expenses to Average Net Assets.............        1.26%        1.31%        1.30%        1.33%       1.38%
   Ratio of Net Investment Income to
     Average Net Assets................................         .63%         .57%        1.10%        1.41%      1.83%
   Portfolio Turnover Rate.............................        16.4%          .5%        55.4%        13.3%       26.1%


PRINCIPAL BLUE CHIP FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(c)
-------------------------------------------------------------------  ------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $21.55      $20.14       $17.03       $14.99       $11.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.02)       (.02)         .07          .11          .15
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         3.48        3.53         3.54         2.41         3.10

                       Total from Investment Operations         3.46        3.51         3.61         2.52         3.25

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.01)       (.02)        (.04)        (.13)        (.15)

   Distributions from Capital Gains....................         --         (2.08)        (.46)        (.35)        --

                      Total Dividends and Distributions         (.01)      (2.10)        (.50)        (.48)        (.15)


Net Asset Value, End of Period.........................       $25.00      $21.55       $20.14       $17.03       $14.99



Total Return(b) .......................................        16.09%      18.59%       21.59%       17.18%      26.20%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $56,493     $34,223      $18,265       $6,527       $1,732
   Ratio of Expenses to Average Net Assets.............        2.04%        2.02%        2.06%        2.19%       1.90%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.15)%`      (.14)%         .32%         .49%        .97%(e)
   Portfolio Turnover Rate.............................        16.4%          .5%        55.4%        13.3%       26.1%(e)



PRINCIPAL BLUE CHIP FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $25.50
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.30)

                       Total from Investment Operations         (.33)


Net Asset Value, End of Period.........................       $25.17



Total Return(b) .......................................      (1.29)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $331
   Ratio of Expenses to Average Net Assets.............        2.27%(e)
   Ratio of Net Investment Income (Operating Loss)
      to Average Net Assets............................       (.72)%(e)
   Portfolio Turnover Rate.............................        16.4%(e)






PRINCIPAL BLUE CHIP FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(g)
-------------------------------------------------------------------  --------------------------       ----
Net Asset Value, Beginning of Period...................       $21.63      $20.16       $17.08       $16.21
Income from Investment Operations:
   Net Investment Income...............................          .03         .02          .13          .12
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         3.49        3.57         3.53          .90

                       Total from Investment Operations         3.52        3.59         3.66         1.02

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.03)       (.04)        (.12)        (.15)

   Distributions from Capital Gains....................        --          (2.08)        (.46)        --

                      Total Dividends and Distributions         (.03)      (2.12)        (.58)        (.15)


Net Asset Value, End of Period.........................       $25.12      $21.63       $20.16       $17.08



Total Return(b) .......................................       16.31%       19.01%       21.82%        7.02%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $50,667     $32,871      $15,502       $1,575
   Ratio of Expenses to Average Net Assets.............        1.81%        1.85%        1.89%        1.48%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .08%         .02%         .45%         .68%(e)
   Portfolio Turnover Rate.............................        16.4%          .5%        55.4%        13.3%(e)



FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $31.07      $29.69       $27.72       $23.69       $20.83
Income from Investment Operations:
   Net Investment Income...............................          .52         .50          .50          .45          .45
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .45        3.88         5.80         5.48         3.15

                       Total from Investment Operations          .97        4.38         6.30         5.93         3.60

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.51)       (.53)        (.48)        (.43)       (.39)

   Distributions from Capital Gains....................        (1.95)      (2.47)       (3.85)       (1.47)       (.35)

                      Total Dividends and Distributions        (2.46)      (3.00)       (4.33)       (1.90)        (.74)

Net Asset Value, End of Period.........................       $29.58      $31.07       $29.69       $27.72       $23.69



Total Return(b) .......................................        3.00%       15.59%       25.36%       26.41%       17.94%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $573,485    $565,052     $494,444     $435,617     $339,656
   Ratio of Expenses to Average Net Assets.............         .75%         .74%         .70%         .69%        .75%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.73%        1.67%        1.85%        1.82%       2.08%
   Portfolio Turnover Rate.............................        44.5%        23.2%        30.8%        50.2%       46.0%


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(c)
---------------------------------------------------------------------------------------------         -----       ----
Net Asset Value, Beginning of Period...................       $30.90      $29.51       $27.58       $23.61       $19.12
Income from Investment Operations:
   Net Investment Income...............................          .29         .26          .23          .21          .33
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .44        3.86         5.77         5.45         4.46

                       Total from Investment Operations          .73        4.12         6.00         5.66         4.79

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.27)       (.26)        (.22)        (.22)        (.30)

   Distributions from Capital Gains....................        (1.95)      (2.47)       (3.85)       (1.47)       --

                      Total Dividends and Distributions        (2.22)      (2.73)       (4.07)       (1.69)        (.30)


Net Asset Value, End of Period.........................       $29.41      $30.90       $29.51       $27.58       $23.61



Total Return(b) .......................................        2.24%       14.71%       24.13%       25.19%      25.06%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $53,169     $44,765      $27,240       $9,832       $2,248
   Ratio of Expenses to Average Net Assets.............        1.52%        1.52%        1.65%        1.70%       1.50%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .96%         .88%         .84%         .80%       1.07%(e)
   Portfolio Turnover Rate.............................        44.5%        23.2%        30.8%        50.2%       46.0%(e)




PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $31.81
Income from Investment Operations:
   Net Investment Income...............................          .01
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.37)

                       Total from Investment Operations        (2.36)


Net Asset Value, End of Period.........................       $29.45



Total Return(b) .......................................      (7.42)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $211
   Ratio of Expenses to Average Net Assets.............        2.07%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .23%(e)
   Portfolio Turnover Rate.............................        44.5%(e)






PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(g)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $30.80      $29.44       $27.57       $24.73
Income from Investment Operations:
   Net Investment Income...............................          .32         .28          .30          .19
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .44        3.84         5.74         2.81

                       Total from Investment Operations          .76        4.12         6.04         3.00

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.28)       (.29)        (.32)        (.16)

   Distributions from Capital Gains....................        (1.95)      (2.47)       (3.85)        --

                      Total Dividends and Distributions        (2.23)      (2.76)       (4.17)        (.16)

Net Asset Value, End of Period.........................       $29.33      $30.80       $29.44       $27.57



Total Return(b) .......................................        2.35%       14.77%       24.36%       12.74%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $43,862     $37,675      $18,326       $1,752
   Ratio of Expenses to Average Net Assets.............        1.43%        1.50%        1.50%        1.16%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.05%         .88%         .93%        1.18%(e)
   Portfolio Turnover Rate.............................        44.5%        23.2%        30.8%        50.2%(e)







FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL GROWTH FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995
-------------------------------------------------------------------  ------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $56.09      $50.43       $39.54       $37.22       $31.14
Income from Investment Operations:
   Net Investment Income...............................          .21         .35          .31          .35          .35
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         9.56        7.14        11.26         3.50         6.67

                       Total from Investment Operations         9.77        7.49        11.57         3.85         7.02

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.30)       (.34)        (.31)        (.35)        (.31)

   Distributions from Capital Gains....................         --         (1.49)        (.37)       (1.18)        (.63)

                      Total Dividends and Distributions         (.30)      (1.83)        (.68)       (1.53)        (.94)


Net Asset Value, End of Period.........................       $65.57      $56.09       $50.43       $39.54       $37.22



Total Return(b) .......................................       17.46%       15.17%       29.55%       10.60%       23.29%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $493,117    $395,954     $317,386     $228,361     $174,328
   Ratio of Expenses to Average Net Assets.............         .89%         .95%        1.03%        1.08%        1.16%
   Ratio of Net Investment Income to
     Average Net Assets................................         .33%         .66%         .68%         .95%       1.12%
   Portfolio Turnover Rate.............................        32.4%        21.9%        16.5%         1.8%       12.2%


PRINCIPAL GROWTH FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(c)
---------------------------------------------------------------------------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $55.98      $50.36       $39.43       $37.10       $28.33
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.17)        .06          .09          .08          .21
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         9.55        7.14        11.23         3.48         8.76

                       Total from Investment Operations         9.38        7.20        11.32         3.56         8.97

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.03)       (.09)        (.02)        (.05)        (.20)

   Distributions from Capital Gains....................         --         (1.49)        (.37)       (1.18)        --

                      Total Dividends and Distributions         (.03)      (1.58)        (.39)       (1.23)        (.20)

Net Asset Value, End of Period.........................       $65.33      $55.98       $50.36       $39.43       $37.10



Total Return(b) .......................................       16.75%       14.58%       28.92%        9.80%       31.48%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $96,116     $64,809      $42,241      $24,019       $8,279
   Ratio of Expenses to Average Net Assets.............        1.50%       1.46%         1.48%        1.79%       1.80%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.28)%        .15%          .23%         .22%        .31%(e)
   Portfolio Turnover Rate.............................        32.4%       21.9%         16.5%         1.8%       12.2%(e)




PRINCIPAL GROWTH FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $67.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.48)

                       Total from Investment Operations        (2.55)

Net Asset Value, End of Period.........................       $65.34



Total Return(b) .......................................      (3.75)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $452
   Ratio of Expenses to Average Net Assets.............        1.85%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.58)%(e)
   Portfolio Turnover Rate.............................        32.4%(e)







PRINCIPAL GROWTH FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(g)
-----------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period...................       $55.77      $50.16       $39.40       $39.27
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.13)        .02          .06          .10
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         9.49        7.09        11.16          .13

                       Total from Investment Operations         9.36         7.11       11.22          .23

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          (.01)        (.09)        (.10)

   Distributions from Capital Gains....................         --         (1.49)        (.37)        --

                      Total Dividends and Distributions         --         (1.50)        (.46)        (.10)

Net Asset Value, End of Period.........................       $65.13      $55.77       $50.16       $39.40



Total Return(b) .......................................       16.78%       14.46%       28.72%        1.12%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $47,193     $30,557      $16,265       $2,014
   Ratio of Expenses to Average Net Assets.............        1.46%        1.59%        1.69%        1.42%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.24)%         .01%         .00%         .14%(e)
   Portfolio Turnover Rate.............................        32.4%        21.9%        16.5%         1.8%(e)


PRINCIPAL MIDCAP FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995
-------------------------------------------------------------------  ------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $39.90      $45.33       $35.75       $31.45       $25.08
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.06)       (.07)         .07          .14          .12
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.28       (4.26)       10.80         5.05         6.45

                       Total from Investment Operations         2.22       (4.33)       10.87         5.19         6.57

Less Dividends and Distributions:
   Dividends from Net Investment Income                         --          --           (.11)        (.14)        (.06)

   Distributions from Capital Gains....................         --         (1.10)       (1.18)        (.75)        (.14)

                      Total Dividends and Distributions         --         (1.10)       (1.29)        (.89)        (.20)


Net Asset Value, End of Period.........................       $42.12      $39.90       $45.33       $35.75       $31.45



Total Return(b) .......................................        5.56%       (9.78)%      31.26%       16.89%       26.89%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $313,984    $332,942     $346,666     $229,465     $150,611
   Ratio of Expenses to Average Net Assets.............         1.22%       1.22%        1.26%        1.32%        1.47%
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.17)%       (.14)%         .20%         .46%        .47%
   Portfolio Turnover Rate.............................        59.9%        25.1%         9.5%        12.3%       13.5%


PRINCIPAL MIDCAP FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(c)
-------------------------------------------------------------------  ------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $39.29      $44.88       $35.48       $31.31       $23.15
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.28)       (.23)        (.05)        (.04)        --
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.28       (4.26)       10.64         4.97         8.18

                       Total from Investment Operations         2.00       (4.49)       10.59         4.93         8.18
                                                                                  ------     ---------    ---------
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --          (.01)        (.01)        (.02)
---                                                    ---------
   Distributions from Capital Gains....................         --         (1.10)       (1.18)        (.75)        --

                      Total Dividends and Distributions         --         (1.10)       (1.19)        (.76)        (.02)


Net Asset Value, End of Period.........................       $41.29      $39.29       $44.88       $35.48       $31.31



Total Return(b) .......................................        5.09%      (10.24)%      30.64%       16.07%       35.65%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $68,639     $68,358      $59,554      $28,480       $8,997
   Ratio of Expenses to Average Net Assets.............        1.67%        1.73%        1.69%        2.01%       2.04%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.62)%       (.66)%       (.24)%       (.24)%      (.17)%(e)
   Portfolio Turnover Rate.............................        59.9%        25.1%         9.5%        12.3%       13.5%(e)




PRINCIPAL MIDCAP FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $45.79
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (3.72)

                       Total from Investment Operations        (3.83)


Net Asset Value, End of Period.........................       $41.96



Total Return(b) .......................................      (8.36)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $222
   Ratio of Expenses to Average Net Assets.............        2.25%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.14)%(e)
   Portfolio Turnover Rate.............................        59.9%(e)






PRINCIPAL MIDCAP FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(g)
-----------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period...................       $39.43      $45.10       $35.67       $33.77
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.34)       (.28)        (.12)         .04
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.27        4.29)       10.74         1.88

                       Total from Investment Operations         1.93       (4.57)       10.62         1.92

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --          (.01)        (.02)

   Distributions from Capital Gains....................         --         (1.10)       (1.18)        --

                      Total Dividends and Distributions         --         (1.10)       (1.19)        (.02)


Net Asset Value, End of Period.........................       $41.36      $39.43       $45.10       $35.67



Total Return(b) .......................................        4.89%      (10.37)%      30.56%        6.20%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $24,877     $23,540      $17,448       $2,016
   Ratio of Expenses to Average Net Assets.............        1.85%        1.89%        1.87%        1.53%(e)
   Ratio of Net Investment Income (Operating Loss).....
     to Average Net Assets.............................       (.80)%       (.82)%       (.45)%         .29%(e)
   Portfolio Turnover Rate.............................        59.9%        25.1%         9.5%        12.3%(e)



PRINCIPAL REAL ESTATE FUND, INC.
Class A shares                                                 1999         1998(h)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $8.39      $10.15
Income from Investment Operations:
   Net Investment Income...............................          .31         .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.67)      (1.76)

                       Total from Investment Operations         (.36)      (1.56)
Less Dividends:
   Dividends from Net Investment Income................         (.30)       (.20)
---

                                        Total Dividends         (.30)       (.20)


Net Asset Value, End of Period.........................        $7.73       $8.39



Total Return(b) .......................................      (4.38)%     (15.45)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $6,459      $5,490
   Ratio of Expenses to Average Net Assets.............        2.19%        2.25%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.77%        2.89%(e)
   Portfolio Turnover Rate.............................        55.1%        60.4%(e)


PRINCIPAL REAL ESTATE FUND, INC.
Class B shares                                                 1999         1998(h)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $8.38      $10.15
   Net Investment Income...............................          .24         .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.66)      (1.78)

                       Total from Investment Operations         (.42)      (1.58)
Less Dividends:
   Dividends from Net Investment Income................         (.25)       (.19)


                                        Total Dividends         (.25)       (.19)


Net Asset Value, End of Period.........................        $7.71      $ 8.38



Total Return(b) .......................................      (5.10)%     (15.67)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $3,351      $3,120
   Ratio of Expenses to Average Net Assets.............        2.98%       2.47% (e)
   Ratio of Net Investment Income to
     Average Net Assets................................        2.98%        2.67%(e)
   Portfolio Turnover Rate.............................        55.1%        60.4%(e)





PRINCIPAL REAL ESTATE FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $8.66
Income from Investment Operations:
   Net Investment Income...............................          .06
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.94)

                       Total from Investment Operations         (.88)
Less Dividends:
   Dividends from Net Investment Income................         (.06)


                                        Total Dividends         (.06)


Net Asset Value, End of Period.........................        $7.72



Total Return(b) .......................................     (10.21)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............          $99
   Ratio of Expenses to Average Net Assets.............        3.13%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        2.00%(e)
   Portfolio Turnover Rate.............................        55.1%(e)


PRINCIPAL REAL ESTATE FUND, INC.
Class R shares                                                 1999         1998(h)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $8.40      $10.15
Income from Investment Operations:
   Net Investment Income...............................          .28         .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.66)      (1.78)

                       Total from Investment Operations         (.38)      (1.55)
Less Dividends:
   Dividends from Net Investment Income................         (.30)       (.20)
---                                                    ---------

                                        Total Dividends         (.30)       (.20)


Net Asset Value, End of Period.........................        $7.72      $ 8.40



Total Return(b) .......................................      (4.70)%     (15.37)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $3,100      $2,928
   Ratio of Expenses to Average Net Assets.............        2.53%        1.99%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.43%        3.07%(e)
   Portfolio Turnover Rate.............................        55.1%        60.4%(e)









PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                                 1999         1998(h)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................        $8.43       $9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.11)       (.08)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         3.02       (1.41)

                       Total from Investment Operations         2.91       (1.49)


Net Asset Value, End of Period.........................       $11.34       $8.43



Total Return(b) .......................................       34.52%     (15.95)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $41,598     $18,438
   Ratio of Expenses to Average Net Assets.............        1.92%        2.58%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.04)%      (1.65)%(e)
   Portfolio Turnover Rate.............................       100.7%        20.5%(e)



PRINCIPAL SMALLCAP FUND, INC.
Class B shares                                                 1999         1998(h)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................        $8.41       $9.91
   Net Investment Income (Operating Loss)..............         (.11)       (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.91       (1.39)

                       Total from Investment Operations         2.80       (1.50)


Net Asset Value, End of Period.........................       $11.21      $ 8.41



Total Return(b) .......................................       33.29%     (16.15)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $14,158      $6,550
   Ratio of Expenses to Average Net Assets.............        2.63%       2.80% (e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................     (1.75)%       (1.85)%(e)
   Portfolio Turnover Rate.............................      100.7%        20.5% (e)





PRINCIPAL SMALLCAP FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $11.14
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.05)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .22

                       Total from Investment Operations          .17


Net Asset Value, End of Period.........................       $11.31



Total Return(b) .......................................        1.53%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $189
   Ratio of Expenses to Average Net Assets.............        2.60%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.79)%(e)
   Portfolio Turnover Rate.............................       100.7%(e)


PRINCIPAL SMALLCAP FUND, INC.
Class R shares                                                 1999         1998(h)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................        $8.45       $9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.10)       (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.96       (1.39)

                       Total from Investment Operations         2.86       (1.46)


Net Asset Value, End of Period.........................       $11.31      $ 8.45



Total Return(b) .......................................       33.85%     (15.75)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $10,177      $4,688
   Ratio of Expenses to Average Net Assets.............        2.31%        2.07%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.43)%      (1.12)%(e)
   Portfolio Turnover Rate.............................       100.7%        20.5%(e)


PRINCIPAL UTILITIES FUND, INC.(a)
Class A shares                                                 1999        1998          1997         1996        1995
------------------------------------------------------------------------------- -------------         ----        ----
Net Asset Value, Beginning of Period...................       $16.11      $12.55       $11.40       $10.94        $9.25
Income from Investment Operations:
   Net Investment Income(i)  ..........................          .33         .41          .48          .44          .48
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.00        3.59         1.12          .45         1.70

                       Total from Investment Operations         2.33        4.00         1.60          .89         2.18

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.34)       (.44)        (.45)        (.43)        (.49)

   Distributions from Capital Gains....................         (.24)        --          --           --           --

                      Total Dividends and Distributions         (.58)       (.44)        (.45)        (.43)        (.49)


Net Asset Value, End of Period.........................       $17.86      $16.11       $12.55       $11.40       $10.94



Total Return(b) .......................................       14.74%       32.10%       14.26%        8.13%      24.36%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $99,857     $83,533      $64,366      $66,322      $65,873
   Ratio of Expenses to Average Net Assets(i)   .......        1.20%        1.15%        1.15%        1.17%       1.04%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.94%        2.73%        3.90%        3.85%       4.95%
   Portfolio Turnover Rate.............................        23.5%        11.9%        22.5%        34.2%      13.0%


PRINCIPAL UTILITIES FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(c)
-------------------------------------------------------------------  ------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $16.09      $12.53       $11.38       $10.93        $9.20
Income from Investment Operations:
   Net Investment Income(i)  ..........................          .22         .30          .38          .36          .40
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.98        3.59         1.13          .43         1.77

                       Total from Investment Operations         2.20        3.89         1.51          .79         2.17

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.22)       (.33)        (.36)        (.34)        (.44)

   Distributions from Capital Gains....................         (.24)        --          --           --           --

                      Total Dividends and Distributions         (.46)        (.33)       (.36)        (.34)        (.44)


Net Asset Value, End of Period.........................       $17.83      $16.09       $12.53       $11.38       $10.93



Total Return(b) .......................................       13.85%       31.23%       13.41%        7.23%      24.18%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $18,282     $11,391       $6,937       $5,579       $3,952
   Ratio of Expenses to Average Net Assets(i)   .......        1.95%        1.90%        1.90%        1.93%       1.72%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.19%        2.04%        3.14%        3.07%       3.84%(e)
   Portfolio Turnover Rate.............................        23.5%        11.9%        22.5%        34.2%       13.0%(e)





PRINCIPAL UTILITIES FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $17.97
Income from Investment Operations:
   Net Investment Income...............................          .05
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.14)

                       Total from Investment Operations         (.09)
Less Dividends:
   Dividends from Net Investment Income................         (.04)
---                                                    ---------

                                        Total Dividends         (.04)


Net Asset Value, End of Period.........................       $17.84



Total Return(b) .......................................       (.47)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $226
   Ratio of Expenses to Average Net Assets.............        2.05%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.08%(e)
   Portfolio Turnover Rate.............................        23.5%(e)



PRINCIPAL UTILITIES FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(g)
-------------------------------------------------------------------  ------------------------  -----------
Net Asset Value, Beginning of Period...................       $16.07      $12.49       $11.33       $11.75
Income from Investment Operations:
   Net Investment Income(i)  ..........................          .21         .33          .39          .28
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.00        3.58         1.14         (.41)

                       Total from Investment Operations         2.21        3.91         1.53         (.13)

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.22)       (.33)        (.37)        (.29)
---                                                    ---------
   Distributions from Capital Gains....................         (.24)        --          --           --

                      Total Dividends and Distributions         (.46)       (.33)        (.37)        (.29)


Net Asset Value, End of Period.........................       $17.82      $16.07       $12.49       $11.33



Total Return(b) .......................................       13.97%       31.47%       13.72%       (.31)%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $8,081      $4,005       $1,512         $311
   Ratio of Expenses to Average Net Assets(i)   .......        1.87%        1.65%        1.65%        1.47%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.27%        2.21%        3.35%        3.77%(e)
   Portfolio Turnover Rate.............................        23.5%        11.9%        22.5%        34.2%(e)



FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights


(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

       Former Fund Name                           New Fund Name
 Princor Balanced Fund, Inc.                Principal Balanced Fund, Inc.
 Princor Blue Chip Fund, Inc.               Principal Blue Chip Fund, Inc.
 Princor Capital Accumulation Fund, Inc.    Principal Capital Value Fund, Inc.
 Princor Growth Fund, Inc.                  Principal Growth Fund, Inc.
 Princor Emerging Growth Fund, Inc.         Principal MidCap Fund, Inc.
 Princor Utilities Fund, Inc.               Principal Utilities Fund,Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. The Domestic Growth Funds' Class B shares recognized net investment income as follows for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. The Domestic Growth Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                             Net Investment        Per Share
                                                 Income        Unrealized (Loss)

   Principal Balanced Fund, Inc.                $--                 $(.19)
   Principal Blue Chip Fund, Inc.                --                  (.15)
   Principal Capital Value Fund, Inc.            --                  (.46)
   Principal Growth Fund, Inc.                   --                  (.86)
   Principal MidCap Fund, Inc.                   --                  (.77)
   Principal Utilities Fund, Inc.               .01                  (.01)

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

(f) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C Shares by Principal Life Insurance Company, through October 31, 1999.

(g) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Domestic Growth Funds' Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Domestic Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                           Per Share                Per Share
                                        Net Investment              Unrealized
                                            Income                  Gain (Loss)

 Principal Balanced Fund, Inc.              $--                       $(.03)
 Principal Blue Chip Fund, Inc.              .01                       (.02)
 Principal Capital Value Fund, Inc.          .01                       (.11)
 Principal Growth Fund, Inc.                 .01                        .10
 Principal MidCap Fund, Inc                 --                          .19


(h) Period from December 31, 1997, date Class A and Class B shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A, Class B and Class R shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal
     Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A, Class B and Class R shares, net investment income aggregating $.02 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A, Class B and Class R did distribute $.01 per share a taxable return of capital to the sole shareholder Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A, Class B and Class R shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A, Class B and Class R share activities of each fund prior to the initial public offering of each class of shares.

                                                 Per Share Unrealized
                                                      Gain (Loss)

                                             Class      Class      Class
                                               A          B          R

    Principal Real Estate Fund, Inc.         $ .13      $ .13      $ .13
    Principal SmallCap Fund, Inc.             (.09)      (.09)      (.09)



(i) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, Principal Utilities Fund, Inc. would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                          Year Ended
                                          October 31,       Per Share      Ratio of Expenses
                                            Except       Net Investment     to Average Net         Amount
                                            as Noted         Income             Assets             Waived


                  Class A                    1998            $.39               1.23%            $  60,477
                                             1997             .46               1.25%               65,940
                                             1996             .43               1.25%               54,932
                                             1995             .46               1.30%              151,145

                  Class B                    1998             .29               2.00%                9,557
                                             1997             .37               1.95%                3,753
                                             1996             .34               2.06%                6,690
                                             1995(c)          .40               1.81%(e)             1,338

                  Class R                    1998             .28               2.10%               12,481
                                             1997             .31               2.67%                9,355
                                             1996(g)          .28               1.47%(e)             --

                  The Manager ceased its waiver of expenses October 31, 1998.

October 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES

                                                         Principal                                                 Principal
                                                       International                  Principal                  International
                                                     Emerging Markets               International                  SmallCap
GROWTH FUNDS (INTERNATIONAL)                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.
    Investment in securities -- at cost........        $20,990,480                 $364,449,500                   $32,985,734


    Assets
    Investment in securities -- at value (Note 4)      $22,088,621                 $409,035,640                   $40,558,661
    Cash....................................                13,783                       14,005                       210,806
    Receivables:
       Dividends and interest..................             41,893                      972,106                        42,878
       Investment securities sold..............            525,554                       11,910                       747,692
       Capital Shares sold.....................              4,293                      117,540                        59,504
    Other assets...............................             --                            1,761                        --

                                  Total Assets          22,674,144                  410,152,962                    41,619,541
    Liabilities
    Accrued expenses...........................             64,822                      508,831                        64,348
    Payables:
       Investment securities purchased.........            437,736                      --                            633,521
       Capital Shares reacquired...............              5,112                      761,488                         6,083
       Net foreign currency contract (Note 5) .             --                          --                             48,515

                             Total Liabilities             507,670                    1,270,319                       752,467

    Net Assets Applicable to Outstanding Shares        $22,166,474                 $408,882,643                   $40,867,074

    Net Assets Consist of:
    Capital Stock..............................        $   256,962                 $    407,955                   $    26,728
    Additional paid-in capital.................         22,721,734                  305,885,060                    29,173,313
    Accumulated undistributed net
       investment income ......................             --                        4,476,869                        --
    Accumulated undistributed net realized
       gain (loss) from investment and
       foreign currency transactions...........         (1,903,294)                  53,524,668                     4,142,603
    Net unrealized appreciation
       of investments..........................          1,103,421                   44,586,140                     7,572,927
    Net unrealized appreciation (depreciation) on
       translation of assets and liabilities in
       foreign currencies......................            (12,349)                       1,951                       (48,497)

                              Total Net Assets         $22,166,474                 $408,882,643                   $40,867,074

    Capital Stock (par value: $.01 a share):
    Shares authorized..........................        100,000,000                  125,000,000                   100,000,000
    Net Asset Value Per Share:
    Class A:  Net Assets.......................        $13,401,117                 $338,143,659                   $23,611,581
                 Shares issued and outstanding.          1,564,964                   33,694,811                     1,540,817
                Net asset value per share......              $8.56                       $10.04                        $15.32
            Maximum offering price per share(a)              $8.99                       $10.54                        $16.08

    Class B:  Net Assets.......................         $5,051,380                  $48,319,407                   $10,926,161
                 Shares issued and outstanding.            596,703                    4,850,576                       719,875
                Net asset value per share(b)...              $8.47                        $9.96                        $15.18

    Class C:  Net Assets.......................           $107,760                     $190,546                      $140,886
                 Shares issued and outstanding.             12,613                       19,065                         9,219
                  Net asset value per share(b).              $8.54                        $9.99                        $15.28

    Class R:  Net Assets.......................         $3,606,217                  $22,229,031                    $6,188,446
                 Shares issued and outstanding.            421,871                    2,231,052                       402,872
                  Net asset value per share....              $8.55                        $9.96                        $15.36

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

     See accompanying notes.

Year Ended October 31, 1999


STATEMENTS OF OPERATIONS

                                                         Principal                                                 Principal
                                                       International                  Principal                  International
                                                     Emerging Markets               International                  SmallCap
GROWTH FUNDS (INTERNATIONAL)                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.



    Net Investment Income
    Income:
       Dividends.............................           $  409,287                  $10,590,539                  $   332,017
       Withholding tax on foreign dividends...             (23,764)                  (1,068,417)                     (37,476)
       Interest...............................              34,375                      656,271                       60,917

                                 Total Income              419,898                   10,178,393                      355,458

    Expenses:
       Management and investment advisory
          fees (Note 3).......................             216,500                    2,673,903                      358,891
       Distribution and shareholder servicing
          fees (Notes 1 and 3)................              67,976                    1,217,648                      120,048
       Transfer and administrative services
          (Notes 1 and 3).....................             148,065                    1,111,335                      168,397
       Registration fees (Note 1).............              35,147                       73,978                       33,424
       Custodian fees ........................              31,881                      198,640                       22,039
       Auditing and legal fees ...............               2,205                        4,173                        1,904
       Directors' fees .......................               6,626                        6,640                        7,115
       Other .................................                 925                       19,702                        2,809

                               Total Expenses              509,325                    5,306,019                      714,627

       Net Investment Income (Operating Loss)              (89,427)                   4,872,374                     (359,169)

    Net  Realized  and  Unrealized   Gain  (Loss)
    on  Investments  and  Foreign Currencies
    Net realized gain (loss) from:
       Investment transactions................            (462,516)                  49,836,308                    4,528,478
       Foreign currency transactions..........             (35,875)                    (169,422)                     (26,706)
    Change in unrealized appreciation/ depreciation of:
       Investments............................a          4,841,996                    3,263,127                    8,844,011
       Translation of assets and liabilities in
          foreign currencies..................               7,069                       81,069                      (49,409)

          Net Realized and Unrealized Gain on
           Investments and Foreign Currencies            4,350,674                   53,011,082                   13,296,374


                   Net Increase in Net Assets
                    Resulting from Operations           $4,261,247                  $57,883,456                  $12,937,205


    See accompanying notes.


Years Ended October 31, Except as Noted


STATEMENTS OF CHANGES IN NET ASSETS

                                                         Principal                                                 Principal
                                                       International                  Principal                  International
                                                     Emerging Markets               International                  SmallCap
GROWTH FUNDS (INTERNATIONAL)                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.
                                                    1999         1998            1999          1998           1999         1998
    Operations
    Net investment income (operating loss)....  $  (89,427)  $  (62,006)     $  4,872,374 $  4,898,628     $ (359,169)  $ (174,037)

    Net realized gain (loss) from investment
       and foreign currency transactions.....     (498,391)  (1,360,310)       49,666,886   21,565,859       4,501,772      362,866
    Change in unrealized appreciation/
       depreciation of investments and
       translation of assets and
       liabilities in foreign currencies          4,849,065  (1,771,953)        3,344,196 (21,851,314)       8,794,602   (1,228,241)

                Net Increase (Decrease) in Net
              Assets Resulting from Operations    4,261,247  (3,194,269)       57,883,456    4,613,173      12,937,205   (1,039,412)

    Dividends and Distributions to
    Shareholders
    From net investment income:
       Class A................................        --          --          (3,969,273)  (3,230,657)         --           --
       Class B ...............................        --          --            (251,681)    (135,323)         --           --
       Class R ...............................        --          --             (86,216)     (60,535)         --           --

    From net realized gain on investments
       and foreign currency transactions:
       Class A ...............................        --          --         (15,033,379)  (6,125,804)        (93,728)      --
       Class B ...............................        --          --          (2,095,376)    (754,887)        (51,691)      --
       Class R................................        --          --            (904,521)    (272,111)        (25,931)      --

             Total Dividends and Distributions        --          --         (22,340,446) (10,579,317)       (171,350)      --

    Capital Share Transactions (Note 6)
    Shares sold:
       Class A................................    5,344,227    4,862,019       86,190,514   61,935,765       9,483,933    8,737,574
       Class B ...............................    1,240,621    1,321,774       11,341,699   14,284,105       2,071,973    3,023,591
       Class C(a).............................      111,837       --              185,888       --             124,696       --
       Class R................................    1,141,426      609,470        6,962,176    9,941,189       1,131,774      532,826
    Shares issued in reinvestment of dividends
       and distributions:
       Class A................................        --          --           18,683,449    9,196,905          93,541       --
       Class B ...............................        --          --            2,317,119      870,916          51,577       --
       Class R................................        --          --              994,480      332,448          26,009       --
    Shares redeemed:
       Class A ...............................  (1,703,746)    (797,000)     (99,069,597) (44,920,651)     (5,023,440)  (2,487,754)
       Class B ...............................    (508,592)    (339,033)     (11,138,167)  (6,478,598)     (1,332,071)    (895,810)
       Class C(a).............................        --          --               --           --             (3,360)       --
       Class R ...............................    (510,451)    (338,015)      (5,300,263)  (3,796,800)       (190,655)    (192,387)

              Net Increase in Net Assets from
                    Capital Share Transactions    5,115,322    5,319,215       11,167,298   41,365,279       6,433,977    8,718,040

                                Total Increase    9,376,569    2,124,946       46,710,308   35,399,135      19,199,832    7,678,628
    Net Assets
    Beginning of year.........................   12,789,905   10,664,959      362,172,335  326,773,200      21,667,242   13,988,614

    End of year (including undistributed net
       investment income as set forth below).   $22,166,474  $12,789,905     $408,882,643 $362,172,335     $40,867,074  $21,667,242

    Undistributed Net Investment Income.......  $   --       $   --          $  4,476,869 $  4,262,374     $   --       $   --


(a)  Period   from  June  30,  1999   through October 31, 1999.


    See accompanying notes.


October 31, 1999

NOTES TO FINANCIAL STATEMENTS


  Principal International Emerging Markets Fund, Inc.
  Principal International Fund, Inc.
  Principal International SmallCap Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. (the "International Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On June 30, 1999, the initial purchases of Class C shares of the International Growth Funds were made by Principal Life Insurance Company (See Note 3). Effective June 30, 1999, the International Growth Funds began offering Class C shares to the public.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within the first twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the International Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The International Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the periods ended October 31, 1999, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                     Distribution and                                Transfer and
                                                Shareholder Servicing Fees                      Administrative Services

                                          Class A   Class B    Class C    Class R      Class A    Class B    Class C    Class R
  Principal International
   Emerging Markets Fund, Inc.           $ 17,170   $ 38,989     $333     $ 11,484     $ 21,745    $ 6,531     $100      $1,820
  Principal International Fund, Inc.      701,601    363,828      459      151,760      350,780     90,065      250      50,125
  Principal International
   SmallCap Fund, Inc.                     35,500     76,438      408        7,702       27,902     10,559      100       1,398

                                                     Registration Fees

                                       Class A   Class B    Class C    Class R

  Principal International
   Emerging Markets Fund, Inc.         $ 9,848     $8,921     $--        $ --
  Principal International Fund, Inc.    20,739      9,851      --         8,557
  Principal International
   SmallCap Fund, Inc.                   8,975      4,307      --         5,708

The International Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of each fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and regularly reviewed by each fund's Board of Directors. To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which the fund does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders do not have access to the International Growth Funds.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the International Growth Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by each fund's Board of Directors as may occasionally be necessary.

The value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The International Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The International Growth Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The International Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the International Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. for the year ended October 31, 1999 aggregated $161,177, $171,471 and $412,899, respectively. For the year ended October 31, 1998 reclassifications made for Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. aggregated $75,696 and $181,352, respectively. Reclassifications made for the Principal International Fund, Inc. for the years ended October 31, 1999 and 1998 were not material.

Note 1 -- Significant Accounting Policies (Continued)

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

At October 31, 1999, Principal International Emerging Markets Fund, Inc. had net capital loss carryforwards of approximately $72,000 which expires in 2005, $1,482,000 which expires in 2006 and $349,000 which expires in 2007.

Note 3 -- Management Agreement and Transactions With Affiliates

The International Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the International Growth Funds is as follows:

                                                                               Net Asset Value of Funds
                                                                                     (in millions)

                                                     First             Next             Next              Next              Over
                                                     $100              $100             $100              $100              $400

 Principal International Emerging Markets Fund, Inc. 1.25%             1.20%            1.15%             1.10%             1.05%
 Principal International Fund, Inc.                  0.75              0.70             0.65              0.60              0.55
 Principal International SmallCap Fund, Inc.         1.20              1.15             1.10              1.05              1.00

At the November 2, 1999 shareholder meeting a modified management fee schedule, effective January 1, 2000, was approved for the following fund:

                                                                                Net Asset Value of Fund
                                                                                     (in millions)

                                                     First             Next             Next              Next              Over
                                                     $250              $250             $250              $250             $1,000

   Principal International Fund, Inc.                0.85%             0.80%            0.75%             0.70%             0.65%

The International Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained, by fund, for the periods ended October 31, 1999, were as follows:

                                                                   Class A                    Class B                   Class C

   Principal International Emerging Markets Fund, Inc.            $101,207$                  10,743 $                     --
   Principal International Fund, Inc.                               828,497                   204,126                     --
   Principal International SmallCap Fund, Inc.                      131,997                    24,122                     --

No brokerage commissions were paid by the International Growth Funds to Princor Financial Services Corporation during the periods. Brokerage commissions were paid to other affiliates by the following funds:

                                                                   Year Ended                    Year Ended
                                                                October 31, 1999              October 31, 1998

   Principal International Emerging Markets Fund, Inc.              $ 13,818                      $   4,730
   Principal International Fund, Inc.                                232,934                        138,499
   Principal International SmallCap Fund, Inc.                        45,132                          6,610

The International Growth Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                               Class A           Class B           Class C           Class R

   Distribution and Shareholder Servicing fees                   .25%              1.00%            1.00%              .75%


Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective International Growth Funds which generated the excess.

At October 31, 1999, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the International Growth Funds as follows:

                                                               Class A           Class B           Class C           Class R

   Principal International Emerging Markets Fund, Inc           388,814          300,000           11,186           300,000
   Principal International Fund, Inc.                         9,777,554             --             10,406              --
   Principal International SmallCap Fund, Inc.                  395,325          302,288            7,710           302,272


Note 4 -- Investment Transactions

For the year ended October 31, 1999, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the International Growth Funds were as follows:

                                                                              Purchases                            Sales

   Principal International Emerging Markets Fund, Inc.                      $ 21,101,759                       $15,808,164
   Principal International Fund, Inc.                                        239,692,870                        225,253,553
   Principal International SmallCap Fund, Inc.                                63,207,683                         54,294,275


At October 31, 1999, net unrealized appreciation of investments by the International Growth Funds was composed of the following:

                                                                                                                 Net Unrealized
                                                                      Gross Unrealized                            Appreciation
                                                          Appreciation                (Depreciation)             of Investments

   Principal International Emerging Markets Fund, Inc.        $2,947,301              $  (1,843,880)              $ 1,103,421
   Principal International Fund, Inc.                         71,464,651                (26,878,511)               44,586,140
   Principal International SmallCap Fund, Inc.                 9,333,441                 (1,760,514)                7,572,927

The International Growth Funds held the following securities which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business.

                                                                                                       Value at        Value as a
                                                                     Date of                          October 31,     Percentage of
                                 Security Description              Acquisition           Cost            1999          Net Assets

  Principal International      Agora SA GDR                         2/23/99            $ 98,474      $  102,986       .46%
  Emerging Markets Fund, Inc.                                       8/16/99              23,000          19,431        .09

                               Al-Ahram Beverages Co. ADR           8/21/97              56,100          64,515        .29
                                                                    4/14/98              12,050          11,730        .05
                                                                    9/28/98              19,350          17,595        .08
                                                                    11/6/98              44,037          43,987        .20
                                                                    12/14/98             36,400          41,055        .19
                                                                    3/19/99              54,485          49,852        .23
                                                                    4/1/99               57,780          52,785        .24
                                                                    6/8/99               29,000          29,325        .13
                                                                    8/19/99              30,250          29,325        .13
                                                                    8/20/99              15,550          14,663        .07
                                                                    10/25/99             20,300          20,528        .09

                               Ceske Radiokomunikace GDR            6/12/98              62,871         123,748        .56
                                                                    6/16/99              37,125          32,142        .14

                               Estonian Telecom GDR                 2/11/99              62,730          54,060        .24
                                                                    6/16/99              36,720          28,620        .13

                               Hindalco Industries Ltd. GDR         5/6/99               79,205          95,400        .43
                                                                    5/19/99              32,750          42,400        .19
                                                                    6/3/99               52,870          72,080        .33

                               Indian Hotels Co. Ltd.               7/13/99              24,750          26,375        .12
                                                                    8/9/99               59,400          63,300        .29
                                                                    8/16/99              35,800          42,200        .19

                               Mol Magyar Olaj-es Gazipari Rt. ADR  9/2/98               18,113          18,128        .08
                                                                    9/23/98              20,570          22,157        .10
                                                                    2/25/99              27,335          22,157        .10
                                                                    6/16/99              72,645          58,414        .27
                                                                    7/2/99               49,055          40,285        .18

                               Pepsi-Gemex SA GDR                   7/7/98                8,741           3,237        .01
                                                                    8/25/98              11,985           5,550        .03
                                                                    12/08/98             29,920          19,425        .09

                               Reliance Industries Ltd. GDR         7/14/98               4,350           6,459        .03
                                                                    12/17/98             20,720          43,060        .19
                                                                    12/22/98             29,150          57,055        .26

                               State Bank of India GDR              5/5/99               89,225          94,879        .43
                                                                    5/6/99               83,880          82,305        .37
                                                                    5/20/99              36,600          34,293        .15
                                                                    8/10/99              26,290          25,149        .11
                                                                    8/30/99              41,625          34,293        .15

  Principal International      Suez Cement Co. GDR                  10/7/99            $ 58,229      $   60,720       .27%
  Emerging Markets Fund, Inc.                                       10/8/99              43,830          44,310        .20
  (Continued)
                               Videsh Sanchar Nigam Ltd. GDR        8/14/97             129,440         127,600        .58
                                                                    11/18/97             28,250          31,900        .14
                                                                    12/2/97              14,250          15,950        .07
                                                                    12/12/97             10,720          12,760        .06
                                                                    1/2/98               15,235          17,545        .08
                                                                    1/13/98              13,620          19,140        .09
                                                                    3/5/98               10,440          12,760        .06
                                                                    4/30/98              21,038          27,115        .12
                                                                    6/5/98               19,800          28,710        .13
                                                                    7/14/98              11,750          15,950        .07
                                                                    7/30/98              10,875          15,950        .07
                                                                    9/28/98              16,688          23,925        .11
                                                                    2/11/99              54,575          94,105        .42
                                                                    5/20/99              35,850          47,850        .22

                                                                                                      2,241,238      10.11


  Principal International      Industrial & Financial Systems       9/8/99              211,386         199,133        .49
  SmallCap Fund, Inc.                                               9/10/99             164,790         142,907        .35
                                                                    10/7/99             189,206         175,705        .43

                               Neopost SA                           2/23/99              26,430          55,327        .14
                                                                    3/24/99             111,325         235,141        .58
                                                                    3/31/99              67,925         145,234        .36
                                                                    5/4/99               44,103          75,038        .18
                                                                    6/9/99               63,895         103,739        .25
                                                                    9/10/99             106,727         131,402        .32
                                                                    10/22/99            148,611         148,692        .36

                                                                                                      1,412,318       3.46



The International  Growth Funds' investments are with various issuers in various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentrations of credit risk by issuer and industry.


Note 5 -- Foreign Currency Contracts

At October 31, 1999, Principal International SmallCap Fund, Inc. owned forward contracts to sell Japanese Yen ("JPY") at specified future dates at fixed exchange rates. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the fund as an unrealized gain or loss. When the contract is closed, the fund will record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                                                                                      Value at
                                                Contracts          In Exchange     Settlement        October 31,    Net Unrealized
                                               to Deliver              For            Date              1999        (Depreciation)

  Principal International SmallCap Fund, Inc.  178,038,000 JPY    $1,800,000        09/25/00         $1,804,767       $  (4,767)
                                               341,391,110         3,434,000        10/23/00          3,477,748         (43,748)

                                               519,429,110         5,234,000                          5,282,515         (48,515)

The use of forward foreign currency contracts does not eliminate fluctuations in underlying prices of each fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the fund could be exposed to risks if the counterparties to the contract are unable to meet the terms of their contract.

Note 6 -- Capital Share Transactions

Transactions in Capital Shares by fund were as follows:

                                                            Principal International            Principal     Principal International
                                                               Emerging Markets              International            SmallCap
                                                                   Fund, Inc.                 Fund, Inc.             Fund, Inc.

  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................             667,274                    9,027,584                 767,113
    Class B   .........................................             160,328                    1,200,081                 167,457
    Class C   .........................................              12,613                       19,065                   9,453
    Class R   .........................................             157,952                      734,641                  84,990
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................                --                      2,098,559                   9,098
    Class B ...........................................                --                        262,628                   5,060
    Class C   .........................................                --                         --                        --
    Class R   .........................................                --                        112,716                   2,530
  Shares redeemed:
    Class A   .........................................            (219,971)                 (10,325,463)               (412,770)
    Class B   .........................................             (65,736)                  (1,172,425)               (113,345)
    Class C   .........................................                --                         --                        (234)
    Class R   .........................................             (73,370)                    (558,617)                (16,099)

                                          Net Increase              639,090                    1,398,769                 503,253



                                                            Principal International            Principal     Principal International
                                                               Emerging Markets              International            SmallCap
                                                                   Fund, Inc.                 Fund, Inc.             Fund, Inc.

  Year Ended October 31, 1998:
  Shares sold:
    Class A   .........................................             620,056                    6,434,705                 770,054
    Class B   .........................................             169,453                    1,480,411                 260,731
    Class R   .........................................              87,602                    1,035,347                  47,319
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................                --                      1,012,117                    --
    Class B ...........................................                --                         95,849                    --
    Class R   .........................................                --                         36,589                    --
  Shares redeemed:
    Class A   .........................................            (110,092)                  (4,688,589)               (216,075)
    Class B   .........................................             (43,618)                    (672,121)                (79,482)
    Class R   .........................................             (53,356)                    (400,191)                (17,457)

                                          Net Increase              670,045                    4,334,117                 765,090




Note 7 -- Line of Credit

The International Growth Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At October 31, 1999, the International Growth Funds had no outstanding borrowings under the line of credit.


GROWTH FUNDS (INTERNATIONAL)

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.


                                         Shares
                                          Held                        Value



Common Stocks (90.14%)


Bakery Products (0.81%)
   Nong Shim Co. Ltd.                                 3,500         $  178,866

Beer, Wine & Distilled Beverages (3.07%)
   Hite Brewery Co.                                  11,941(a)         418,109
   South African Breweries Ltd.                      29,962            262,318

                                                                       680,427
Beverages (5.16%)
   Al-Ahram Beverages Co. ADR                        12,800(a)(b)      375,360
   Embotelladora Andina SA ADR, Series A              9,800            159,250
   Fomento Economico Mexicano SA ADR                 11,650            382,266
   PanAmerican Beverages ADR                         12,300            197,569
   Pepsi-Gemex SA GDR                                 6,100(a)(b)       28,212

                                                                     1,142,657
Blast Furnace & Basic Steel Products (2.13%)
   Pohang Iron & Steel ADR                            8,900            297,037
   Tubos De Acero De Mexico SA ADR                   16,100            176,094

                                                                       473,131
Cable & Other Pay TV Services (0.70%)
   Ceske Radiokomunikace GDR                          4,850(a)(b)      155,890

Cement, Hydraulic (0.57%)
   Apasco SA                                         24,000            127,319

Central Reserve Depositories (0.56%)
   Dao Heng Bank Group Ltd.                          27,000            124,062

Coal Mining Services (0.36%)
   Yanzhou Coal Mining Co. Ltd.                     240,000             79,542

Commercial Banks (12.44%)
   ABSA Group Ltd.                                   48,908            199,371
   Banco Rio De La Plata SA ADR                      15,300            196,987
   Bank Hapoalim Ltd.                               115,000            273,409
   Bank Sinopac                                     414,199            233,590
   Bank Slaski SA w Katowicach                        3,000            163,507
   BOE Ltd.                                         240,000            209,340
   Grupo Financiero Banamex                          46,000(a)         114,373
   H&CB                                              10,500(a)         277,491
   Malayan Banking Berhad                            83,000            281,800
   Overseas Union Bank Ltd.                          57,442            248,571
   Shinhan Bank                                      27,300            289,045
   State Bank of India GDR                           23,700(b)         270,919

                                                                     2,758,403
Communications Equipment (1.48%)
   ECI Telecommunications Ltd. ADR                    7,200            209,700
   Netas Northern Electric
     Telekomunikasyon AS                          3,136,000            117,412

                                                                       327,112
Communications Services, NEC (1.46%)
   Korea Telecom Corp. ADR                            9,200(a)         324,300

Computer & Data Processing
Services (2.16%)
   Check Point Software Technologies Ltd.             1,700(a)      $  196,669
   Datatec Ltd.                                      22,700            281,855

                                                                       478,524
Computer & Office Equipment (5.13%)
   Asustek Computer, Inc.                            28,000            293,762
   Compal Electronics, Inc.                         143,650            482,001
   Orbotech Ltd. ADR                                  3,400(a)         265,625
   Trigem Computer, Inc.                              1,300             96,782

                                                                     1,138,170
Concrete Work (0.47%)
   Suez Cement Co. GDR                                6,400(a)(b)      105,030

Concrete, Gypsum & Plaster Products (1.17%)
   Cemex SA CPO                                      58,000            258,915

Construction & Related Machinery (0.95%)
   Barlow Ltd.                                       43,058            209,858

Consumer Products (0.30%)
   Tabak AS                                             300             66,294

Crude Petroleum & Natural Gas (0.73%)
   Mol Magyar Olaj-es Gazipari Rt. ADR                8,000(b)         161,141

Department Stores (2.60%)
   Keumkang Development Industries Co.               25,200(a)         300,425
   Pt Matahari Putra Prima                          817,000(a)         101,751
   Shinsegae Department Store Co.                     3,150            173,060
   Shinsegae Department Store Co. Rights                550(a)           1,699

                                                                       576,935
Eating & Drinking Places (1.22%)
   Jollibee Foods Warrants                          235,000(a)          89,259
   Cafe De Coral Holdings Ltd.                      429,000            180,832

                                                                       270,091
Electric Services (0.95%)
   Korean Electric Power ADR                         13,300            209,475

Electrical Work (0.65%)
   Pacific Electical Wire & Cable Co. Ltd.          298,000(a)         143,648

Electronic Components &
Accessories (4.23%)
   Acer Peripherals, Inc.                            71,760            191,043
   Elec & Eltek International ADR                    40,500            137,700
   Flextech Holdings Ltd.                            91,000             73,288
   JIT Holdings Ltd.                                 40,000             65,872
   Taiwan Semiconductor Manufacturing Co.            65,000(a)         288,752
   Varitronix International Ltd.                     84,000            181,093

                                                                       937,748
Electronic Distribution Equipment (0.45%)
   Techtronic Industries Co.                        558,000             99,111

Family Clothing Stores (1.38%)
   Giordano International Ltd.                      288,000            305,811

Finance Services (0.53%)
   Grupo Financiero Banorte SA                       95,000(a)         117,363

Fire, Marine & Casualty Insurance (1.06%)
   Aksigorta AS                                   7,679,000            235,591

Foreign Banks, Branches &
Agencies (1.59%)
   Credicorp Ltd. ADR                                14,350         $  152,469
   Yapi Ve Kredi Bankasi AS                      13,768,000            200,461

                                                                       352,930
Furniture & Home Furnishing
Stores (0.82%)
   Grupo Elektra SA CPO                             388,000            182,469

Gas Production & Distribution (0.60%)
   Ultrapar Particpacoes SA ADR                      12,000(a)         133,500

Gasoline Service Stations (0.92%)
   President Chain Store Corp.                       72,000            203,024

Gold & Silver Ores (0.57%)
   Harmony Gold Mining Co. Ltd.                      11,000             72,050
   Harmony Gold Mining Co. Ltd. ADR                   8,200             54,837

                                                                       126,887
Holding Offices (2.12%)
   The India Fund, Inc. ADR                          38,000(a)         470,250

Hotels & Motels (2.12%)
   Indian Hotels Co. Ltd.                            12,500(b)         131,875
   Resorts World Berhad                             118,000            338,518

                                                                       470,393
Measuring & Controlling Devices (1.20%)
   IDT Holdings Singapore Ltd. ADR                  104,500            156,750
   Moulin International Holding Ltd.              1,150,000            109,531

                                                                       266,281
Medical Instruments & Supplies (0.58%)
   Medison Co. Ltd.                                  12,900            129,054

Miscellaneous Food & Kindred
Products (0.50%)
   Thai Union Frozen Products
     Public Co. Ltd.                                 34,000            110,984

Miscellaneous Investing (1.18%)
   Banco Latino Americano
     De Exportaciones ADR                            10,900            260,919

Miscellaneous Non-Durable Goods (0.85%)
   Desc SA, Series B                                230,000            187,677

Miscellaneous Textile Goods (1.67%)
   Esprit Holdings Ltd.                             278,000            262,990
   Reliance Industries Ltd. GDR                       9,900(b)         106,574

                                                                       369,564
Newspapers (1.60%)
   Agora SA GDR                                      12,600(a)(b)      122,417
   Dogan Sirketler Grubu Holding AS              12,041,600(a)         135,251
   New Straits Times Press Berhad                    44,000(a)          97,855

                                                                       355,523
Oil & Gas Field Services (0.96%)
   Gulf Indonesia Resources Ltd. ADR                 26,900(a)         213,519

Paper & Paper Products (0.63%)
   Aracruz Celulose SA ADR                            6,800            139,400

Paperboard Containers & Boxes (0.17%)
   Hung Hing Print Group                             98,000         $   37,525

Petroleum Refining (1.74%)
   Sasol Ltd.                                        32,600            224,405
   Ssangyong Oil Refining Co. Ltd.                    7,100            161,593

                                                                       385,998
Primary Non-Ferrous Metals (0.95%)
   Hindalco Industries Ltd. GDR                       9,900(b)         209,880

Producers, Orchestras &
Entertainers (0.89%)
   Corporacion Interamericana
     De Entretenimiento SA, Class B                  73,000(a)         197,041

Radio & Television Broadcasting (1.50%)
   Grupo Televisa SA GDR                              7,800(a)         331,500

Real Estate Operators & Lessors (0.48%)
   SM Prime Holdings, Inc.                          600,000            106,102

Savings Institutions (0.68%)
   ICICI Ltd. ADR                                    11,300            126,277
   ICICI Ltd. ADS                                     2,200(a)          24,200

                                                                       150,477
Security Brokers & Dealers (0.20%)
   Kay Hian Holdings Ltd.                            74,000             44,253

Telephone Communication (12.90%)
   Amdocs Ltd.                                        4,500(a)         125,156
   Carso Global Telecom, Class A1                    31,000(a)         208,222
   Compania Anonima Telefonos De
     Venezuela ADR                                    7,000            180,688
   Embratel Participacoes SA                     16,000,000(a)         126,227
   Embratel Participacoes SA ADR                     10,000            128,750
   Hellenic Telecom Organization SA ADR              16,000            170,000
   Hellenic Telecommunication                        16,211            343,514
   Matav Tavkozlesi Rt. ADR                          14,600            420,662
   Partner Communications Co. Ltd. ADR               11,850(a)         186,637
   Philippine Long Distance
     Telephone Co. ADR                                4,300             88,419
   Tele Norte Leste Participacoes SA              6,000,000             66,085
   Telefonica De Argentina SA ADR                     5,000            128,125
   Telefonos De Mexico SA ADR                         2,300            196,650
   Videsh Sanchar Nigam Ltd. GDR                     30,800(b)         491,260

                                                                     2,860,395

                             Total Common Stocks                    19,980,959
Preferred Stocks (6.92%)

Beverages (0.67%)
   Quilmes Industrial Quines SA ADR                  14,100            147,169

Cement, Hydraulic (0.84%)
   Titan Cement Co. SA                                1,731            186,434

Commercial Banks (0.61%)
   Banco Estado De Sao Paulo SA                   5,200,000            134,526

Gasoline Service Stations (1.23%)
   Petroleo Brasileiro SA                         1,710,000            273,314

Telephone Communication (3.57%)
   Estonian Telecom GDR                               5,200(b)       $  82,680
   Tele Celular Sul Participacoes SA ADR              5,600             98,000
   Tele Centro Sul Participacoes SA ADR               4,160            248,560
   Tele Norte Leste Participacoes ADR                14,948            252,248
   Telesp Celular SA Preference B                 2,100,000            109,731

                                                                       791,219

                         Total Preferred Stocks                      1,532,662


                                                                    Principal
                                         Amount                       Value
Commercial Paper (2.59%)

Personal Credit Institutions (2.59%)
   Associates Corp. of North America;
     5.31%;  11/01/1999                            $575,000         $  575,000


             Total Portfolio Investments (99.65%)                   22,088,621

Cash, receivables and other assets,
   net of liabilities (0.35%)                                           77,853


                      Total Net Assets (100.00%)                   $22,166,474



(a)  Non-income producing security - No dividend paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.



               Principal International Emerging Markets Fund, Inc.
                             Investments by Country


                                               Percentage of
    Country                      Value           Total Value


Argentina                     $  472,281            2.14%
Brazil                         1,710,341            7.74
Chile                            159,250            0.72
Czech Republic                   222,184            1.01
Egypt                            480,390            2.18
Estonia                           82,680            0.37
Greece                           699,948            3.17
Hong Kong                      1,380,496            6.25
Hungary                          581,803            2.63
India                          1,831,236            8.29
Indonesia                        315,270            1.43
Israel                         1,257,196            5.69
Korea, Republic Of             2,856,936           12.94
Malaysia                         718,173            3.25
Mexico                         2,705,669           12.25
Panama                           260,919            1.18
Peru                             152,469            0.69
Philippines                      283,780            1.29
Poland                           285,924            1.29
Singapore                        726,433            3.29
South Africa                   1,514,034            6.85
Taiwan, Province Of China      1,835,821            8.31
Thailand                         110,984            0.50
Turkey                           688,716            3.12
United States                    575,000            2.60
Venezuela                        180,688            0.82


               Total         $22,088,621          100.00%




PRINCIPAL INTERNATIONAL FUND, INC.


                                                    Shares
                                                     Held               Value

Common Stocks (98.96%)
Advertising (1.51%)
   WPP Group PLC                                    563,000        $ 6,161,931

Central Reserve Depositories (1.12%)
   Union Bank of Norway                             209,660          4,596,988
Combination Utility Services (1.68%)
   Alcatel Alsthom                                   44,000          6,867,564
Commercial Banks (12.45%)
   Australia & New Zealand Banking Group            910,000          6,001,294
   Bank of Ireland                                  985,832          7,657,217
   H&CB                                              85,000(a)       2,246,353
   Merita PLC, Class A                            1,187,670          6,878,140
   National Australia Bank Ltd.                     326,437          5,034,082
   Nordbanken Holding AB                            220,000          1,281,830
   Royal Bank of Canada Montreal, Quebec            147,800          6,375,627
   Sanwa Bank Ltd.                                  581,000          8,634,831
   Shinhan Bank                                     183,000          1,937,557
   Svenska Handelsbanken, Class B                   385,250          4,863,428

                                                                    50,910,359
Communications Equipment (5.18%)
   ECI Telecommunications Ltd. ADR                  204,000          5,941,500
   Siemens AG                                        48,000          4,305,944
   Telefonaktiebolaget LM Ericsson                  263,000         10,918,133

                                                                    21,165,577
Communications Services, NEC (2.58%)
   Koninklijke KPN NV                               142,780          7,321,867
   Korea Telecom Corp. ADR                           92,000(a)       3,243,000

                                                                    10,564,867
Computer & Data Processing
Services (2.90%)
   Cap Gemini SA                                     40,700          6,159,997
   Getronics NV                                     114,000          5,679,457

                                                                    11,839,454
Computer & Office Equipment (6.08%)
   Canon, Inc.                                      184,000        $ 5,201,227
   Compal Electronics, Inc.                         923,000          3,097,021
   Fujitsu Ltd.                                     256,000          7,702,568
   NEC Corp.                                        199,000          4,023,476
   Orbotech Ltd. ADR                                 61,850(a)       4,832,031

                                                                    24,856,323
Concrete, Gypsum & Plaster
Products (0.67%)
   Lafarge SA                                        28,500          2,740,877
Consumer Products (3.65%)
   Japan Tobacco, Inc.                                  495          5,454,676
   Societe Nationale D'Exploitation
     Industrielle Des Tabacs et Allumettes           59,000          3,286,635
   Swedish Match Co.                              1,688,000          6,167,448

                                                                    14,908,759
Copper Ores (0.87%)
   Trelleborg AB, Class B                           390,000          3,550,523

Crude Petroleum & Natural Gas (1.60%)
   Elf Acquitaine SA                                 44,400          6,533,330

Drugs (5.64%)
   AstraZeneca Group PLC                             86,224          3,888,244
   Novartis AG                                        3,823          5,720,440
   Rhodia, Inc. SA                                  185,000          3,568,054
   Taisho Pharmaceutical Co.                        104,000          4,325,029
   Takeda Chemical Industries                        97,000          5,567,554

                                                                    23,069,321
Electronic Components &
Accessories (0.63%)
   Elec & Eltek International ADR                   757,400          2,575,160
Electronic Distribution Equipment (2.50%)
   Koninklijke Philips Electronics                   99,812         10,228,477

Farm & Garden Machinery (0.39%)
   New Holland NV                                   103,800          1,576,462

Finance Services (1.11%)
   Takefuji Corp.                                    35,200          4,553,469

Foreign Banks, Branches &
Agencies (2.69%)
   Bank Austria AG                                   81,000          4,024,336
   UBS AG                                            24,000          6,985,462

                                                                    11,009,798
Gas Production & Distribution (1.03%)
   OMV AG                                            43,600          4,207,267

Industrial Inorganic Chemicals (1.16%)
   Rhone-Poulenc SA                                  85,000          4,752,851

Industrial Organic Chemicals (1.20%)
   Clariant AG                                       11,200          4,902,687

Investment Offices (1.85%)
   AMVESCAP PLC                                     850,400          7,570,169

Life Insurance (2.85%)
   ING Groep NV                                     130,000        $ 7,662,579
   QBE Insurance Group Ltd.                         959,797          4,006,137

                                                                    11,668,716
Meat Products (3.10%)
   Danisco AS                                       146,000          6,069,594
   Orkla ASA, Class A                               111,000          1,549,410
   Orkla ASA, Class B                               349,600          4,857,662
   Orkla ASA Rights                                 111,000            208,711

                                                                    12,685,377
Medical Instruments & Supplies (1.28%)
   Terumo Corp.                                     172,000          5,224,607

Miscellaneous Business Services (1.25%)
   Brisa-Auto Estradas De Portugal SA               130,000          5,117,040

Miscellaneous Chemical Products (1.46%)
   Celanese AG                                       13,200(a)         206,027
   Hoechst AG                                       132,000          5,778,466

                                                                     5,984,493
Miscellaneous Food &
Kindred Products (0.70%)
   Greencore Group PLC                              991,000          2,853,865

Miscellaneous Investing (1.60%)
   Investor AB, Class B                             510,000          6,531,142

Miscellaneous Non-Durable Goods (4.20%)
   Desc SA, Series B                              3,140,000          2,562,196
   Diageo PLC                                       795,179          8,063,730
   Lagardere SCA                                    162,000          6,555,402

                                                                    17,181,328
Miscellaneous Textile Goods (1.50%)
   Esprit Holdings Ltd.                           6,474,000          6,124,448

Miscellaneous Transportation
Equipment (0.99%)
   Autoliv, Inc.                                     52,000          1,653,755
   Autoliv, Inc. ADR                                 75,000          2,395,312

                                                                     4,049,067
Motor Vehicles & Equipment (2.24%)
   Daimlerchrysler AG                                65,700          5,116,903
   Honda Motor Co. Ltd.                              47,000          1,981,602
   Mitsubishi Motor Corp.                           397,000(a)       2,058,040

                                                                     9,156,545
Newspapers (3.16%)
   Publishing & Broadcasting Ltd.                   607,000          3,597,301
   United News & Media PLC                          969,000          9,309,648

                                                                    12,906,949
Paperboard Containers & Boxes (1.04%)
   Buhrmann NV                                      246,200          4,241,218

Pens, Pencils, Office & Art Supplies (0.66%)
   Societe BIC SA                                    55,000          2,688,062

Personnel Supply Services (1.28%)
   Vedior NV                                        312,217          5,250,494

Pulp Mills (1.08%)
   UPM-Kymmene OYJ                                  139,980          4,413,782

Radio & Television Broadcasting (1.52%)
   Carlton Communications PLC                       862,000      $   6,205,931

Soap, Cleaners & Toilet Goods (1.54%)
   Reckitt & Colman PLC                             518,797          6,291,069

Special Industry Machinery (1.16%)
   Cookson Group                                  1,521,200          4,742,666

Telephone Communication (6.24%)
   Hellenic Telecom Organization SA ADR             657,000          6,980,625
   Nokia Corp. ADR, Class A                          54,000          6,240,375
   Telecom Corp. of New Zealand Ltd.              1,644,000          6,607,416
   Telecom Italia-DI                              1,161,200          5,699,641

                                                                    25,528,057
Trucking & Courier Services (1.62%)
   Securicor PLC                                    677,000          6,637,571


                             Total Common Stocks                   404,624,640

Preferred Stock (0.66%)

Commercial Banks (0.66%)
   National Australia Bank ECU                       96,000          2,706,000


                                               Principal
                                                 Amount                 Value

Commercial Paper (0.42%)

Personal Credit Institutions (0.42%)
   Associates Corp. of North America;
     5.31%; 11/1/1999                            $1,705,000        $ 1,705,000

           Total Portfolio Investments (100.04%)                   409,035,640
Liabilities, net of cash, receivables and
   other assets (-0.04%)                                             (152,997)


                     Total Net Assets (100.00%)                   $408,882,643



(a)  Non-income producing security - No dividend paid during the period.

                       Principal International Fund, Inc.
                             Investments by Country



                                               Percentage of
    Country                      Value           Total Value


   Australia                 $ 21,344,813           5.22%
   Austria                     8,231,603            2.01
   Canada                      6,375,627            1.56
   Denmark                     6,069,594            1.48
   Finland                    17,532,297            4.29
   France                     43,152,773           10.55
   Germany                    15,407,340            3.77
   Greece                      6,980,625            1.71
   Hong Kong                   6,124,448            1.50
   Israel                     10,773,531            2.63
   Italy                       5,699,641            1.39
   Japan                      54,727,079           13.38
   Korea, Republic of          7,426,910            1.82
   Mexico                      2,562,196            0.63
   Netherlands                41,960,555           10.26
   New Zealand                 6,607,416            1.62
   Norway                     11,212,771            2.74
   Portugal                    5,117,040            1.25
   Singapore                   2,575,160            0.63
   Sweden                     41,249,815           10.08
   Switzerland                17,608,588            4.29
   Taiwan, Province of China   3,097,021            0.76
   United Kingdom             65,493,797           16.01
   United States               1,705,000            0.42


               Total         $ 409,035,640        100.00%




PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.


                                                  Shares
                                                   Held               Value


Common Stocks (97.17%)
Advertising (1.27%)
   Industrial & Financial Systems                    44,200(a)(b)   $  517,745

Air Transportation, Scheduled (0.96%)
   Ryanair Holdings PLC ADR                           9,500(a)         391,875

Airports, Flying Fields & Services (0.70%)
   Auckland International Airport Ltd.              205,500            285,018

Bakery Products (0.85%)
   Kamps AG                                           6,290            347,083

Beer, Wine & Distilled Beverages (0.93%)
   Hite Brewery Co.                                  10,900(a)         381,659

Beverages (0.77%)
   Doosan Corp.                                       8,600(a)         308,295
   Doosan Corp. Rights                                1,680              8,404

                                                                       316,699
Blast Furnace & Basic Steel Products (0.45%)
   Aichi Steel Corp.                                 48,000            184,898

Business Credit Institutions (1.26%)
   Japan Securities Finance Co. Ltd.                 60,000            294,941
   PhileoAllied Berhad                              305,000(a)         219,147

                                                                       514,088
Cable & Other Pay TV Services (0.40%)
   Sogecable, S.A.                                    5,900(a)         162,223

Central Reserve Depositories (1.63%)
   Public Bank Berhad                               630,000            666,561

Commercial Banks (3.26%)
   Koram Bank                                        49,300        $   368,671
   The Bank of Fukuoka Ltd.                          39,000            300,086
   The Yamaguchi Bank Ltd.                           64,000            662,323

                                                                     1,331,080
Commercial Printing (3.49%)
   Creo Products, Inc.                               39,700(a)       1,012,350
   Sato Corp.                                        16,300            412,342

                                                                     1,424,692
Communications Equipment (1.16%)
   Indra Sistemas SA                                 23,700            248,850
   Teleste OYJ                                       26,400(a)         223,369

                                                                       472,219
Communications Services, NEC (0.56%)
   A-Com AB                                          20,000(a)         230,632

Computer & Data Processing
Services (5.19%)
   CI Technologies Group Ltd.                        68,300            295,961
   Computershare Ltd.                               165,600            601,506
   Damgaard A/S                                       3,000(a)         159,079
   eXchange Holdings PLC                             84,600(a)         240,159
   GFI Informatique                                   4,700            419,895
   Open Text Corp.                                    9,500(a)         112,813
   Solution 6 Holdings Ltd.                          66,200(a)         290,236

                                                                     2,119,649
Computer & Office Equipment (1.66%)
   Baltimore Technologies PLC                         4,800(a)         154,460
   Venture Mfg. Ltd.                                 59,000            524,809

                                                                       679,269
Concrete, Gypsum & Plaster
Products (0.32%)
   Marshalls PLC                                     40,000            130,616

Dairy Products (0.21%)
   Roncadin SpA                                      28,000(a)          86,375

Department Stores (0.88%)
   Keumkang Development Industries Co.               30,300(a)         361,225

Drug Stores & Proprietary Stores (1.45%)
   SEIJO CORP.                                        8,400            198,007
   Tsuruha Co. Ltd.                                   3,300            395,266

                                                                       593,273
Drugs (4.03%)
   Biovail Corp. International                        9,200(a)         508,818
   FH Faulding & Co. Ltd.                            47,000            287,225
   PT Tempo Scan Pacific Tbk                        414,000            279,033
   Skyepharma PLC                                   270,000(a)         209,338
   SS Pharmaceutical Co. Ltd.                        46,000            364,527

                                                                     1,648,941
Eating & Drinking Places (1.46%)
   DO & CO Restaurants & Catering AG                  4,600            217,567
   Kappa Create Co. Ltd.                             12,000(a)         379,456

                                                                       597,023
Electric Services (5.23%)
   Energy Developments Ltd.                          84,290        $   389,958
   Independent Energy Holdings ADR                   35,500(a)         960,719
   Vestas Wind Systems                                6,000(a)         784,788

                                                                     2,135,465
Electronic Components & Accessories (7.24%)
   Acer Peripherals, Inc.                           175,832            468,109
   Celestica, Inc.                                    5,900(a)         328,187
   C-Mac Industries, Inc.                            20,900(a)         663,560
   ELMOS Semiconductor AG                             4,200(a)          98,883
   JIT Holdings Ltd.                                262,000            431,459
   Perlos OYJ                                        33,800(a)         554,198
   TOKYO DENPA CO. LTD.                              12,000            415,101

                                                                     2,959,497
Electronic Distribution Equipment (2.24%)
   Austria Technologie & Systemtechnik AG             8,600(a)         262,132
   JOT Automation Group OYJ                          91,000            468,663
   PMJ automec Oyj                                   29,400            182,624

                                                                       913,419
Engineering & Architectural
Services (0.96%)
   ALTEN                                              3,600(a)         393,135

Fire, Marine & Casualty Insurance (0.39%)
   Malaysian National Reinsurance Berhad            148,000            157,368

Furniture & Home Furnishings (0.45%)
   Shaddy Co. Ltd.                                    6,000            182,829

Highway & Street Construction (0.93%)
   PT Komatsu Indonesia Tbk                       1,598,000(a)         380,476

Hotels & Motels (1.64%)
   Resorts World Berhad                             233,000            668,430

Household Appliance Stores (1.33%)
   Kojima Co. Ltd.                                   11,200            543,043

Household Audio & Video
Equipment (0.59%)
   Nippon Broadcasting System, Inc.                   3,000            242,622

Hunting, Trapping & Game
Propagation (0.69%)
   Rapala Normark Corp.                              44,400(a)         280,000

Life Insurance (0.54%)
   Clarica Life Insurance Co.                        13,700(a)         221,674

Medical & Dental Laboratories (1.73%)
   Qiagen NV                                         13,500(a)         705,202

Medical Instruments & Supplies (1.28%)
   Cochlear Ltd.                                     47,900            521,959

Metalworking Machinery (1.38%)
   Mikron Holding AG                                  1,790            555,654
   Mikron Holding AG Rights                           1,700              9,026

                                                                       564,680
Miscellaneous Amusement & Recreation
Service (2.03%)
   Aristocrat Leisure Ltd.                           86,600            827,779

Miscellaneous Business Service (0.76%)
   GfK AG                                            11,000(a)       $ 309,850

Miscellaneous Electrical Equipment &
Supplies (1.46%)
   Kaba Holding AG, Class B                             810            595,379

Miscellaneous Fabricated Metal
Products (0.42%)
   Nadex Co. Ltd.                                    19,000            172,959

Miscellaneous Food & Kindred
Products (0.36%)
   Rock Field Co. Ltd.                                3,000            148,333

Miscellaneous General Merchandise
Stores (1.02%)
   Japan Airport Terminal                            33,000            418,034

Miscellaneous Manufacturers (0.28%)
   Austria Haustechnik AG                             3,900            114,775

Miscellaneous Primary Metal
Products (0.00%)
   YBM Magnex International, Inc.                    28,300(a)             192

Miscellaneous Services, NEC (0.34%)
   Lindeteves-Jacoberg Ltd.                         114,000            138,402

Motion Picture Distribution &
Services (0.79%)
   Kinowelt Medien AG                                 5,500(a)         323,723

Motion Picture Production &
Services (0.50%)
   Endemol Entertainment Holding NV                   6,000            204,955

Motor Vehicles & Equipment (0.38%)
   NIPPON SEIKI CO. LTD.                             12,000            155,232

Motorcycles, Bicycles & Parts (0.92%)
   Ducati Motor Holding SPA                         133,200(a)         378,000

Pens, Pencils, Office & Art Supplies (1.39%)
   The Sailor Pen Co. Ltd.                           35,000(a)         566,788

Personal Credit Institutions (0.50%)
   Sanyo Electric Credit Co. Ltd.                     4,700            205,366

Personnel Supply Services (2.84%)
   Brunel International NV                            3,100             54,250
   Drake Beam Morin-Japan, Inc.                       1,000            289,383
   N I C Corp.                                       12,000            592,181
   Unique International NV                            8,878            224,416

                                                                     1,160,230
Professional & Commercial
Equipment (0.71%)
   Quality Healthcare Asia Ltd.                   1,502,000(a)      $  291,913

Pulp Mills (0.26%)
   Rottneros AB                                      99,000            107,553

Radio & Television Broadcasting (2.31%)
   Fuji Television Network, Inc.                         40            344,960
   Modern Times Group Mtg AB, Class B                18,500(a)         597,338

                                                                       942,298
Radio, Television & Computer
Stores (3.42%)
   Distefora Holding AG                               2,400(a)         330,766
   Yamada Denki                                      15,000          1,067,938

                                                                     1,398,704
Sanitary Services (1.01%)
   De Sammensluttede Vognmand AS                      4,300            413,463

Security Brokers & Dealers (1.37%)
   Hwang-DBS (Malaysia) Berhad                       11,000             10,307
   K & N Kenanga Holdings Berhad                     67,000             49,551
   Kempen & Co. NV                                    9,612            404,108
   O.S.K. Holdings Berhad                            96,000             94,497

                                                                       558,463
Special Industry Machinery (3.97%)
   Aixtron                                            1,200            133,063
   Neopost SA                                        25,870(a)(b)      894,573
   TOKYO SEIMITSU CO. LTD.                            4,900            596,771

                                                                     1,624,407
Telephone Communication (9.10%)
   Aapt Ltd.                                        215,600(a)         696,565
   Esat Telecom Group PLC ADR                        14,100(a)         630,975
   Helsingin Puhelin OYJ, Series E                    4,600            218,293
   Kingston Communication (Hull) PLC                110,200(a)         808,298
   Net Insight AB, Class B                            8,166(a)         262,677
   PowerLan Ltd.                                    175,000            409,269
   Tiscali SpA                                        2,000(a)         137,688
   Versatel Telecom International NV                 44,800(a)         555,627

                                                                     3,719,392
Trusts (0.72%)
   NHP PLC                                          103,040            294,197

Variety Stores (0.61%)
   Don Quijote Co. Ltd.                               1,000            249,138

Water Transportation Service (0.19%)
   Johor Port Berhad                                173,000             76,494


                                   Total Common Stocks              39,708,661



                                                Principal
                                                  Amount                Value


Commercial Paper (2.08%)

Personal Credit Institutions (2.08%)
   Associates Corp. of North America;
     5.31%; 11/1/1999                              $850,000         $  850,000


            Total Portfolio Investments (99.25%)                    40,558,661

Cash, receivables and other assets,
   net of liabilities (0.75%)                                          308,413


                      Total Net Assets (100.00%)                   $40,867,074


(a)  Non-income producing security - No dividend paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

                   Principal International SmallCap Fund, Inc.
                             Investments by Country



                                               Percentage of
    Country                      Value           Total Value


   Australia                  $4,320,459           10.65%
   Austria                       594,474            1.47
   Canada                      2,847,594            7.02
   Denmark                     1,357,330            3.35
   Finland                     1,927,147            4.75
   France                      1,707,603            4.21
   Germany                     1,212,602            2.99
   Hong Kong                     291,913            0.72
   Indonesia                     659,508            1.63
   Ireland                     1,022,850            2.52
   Italy                         602,063            1.48
   Japan                       9,382,522           23.13
   Korea, Republic of          1,428,254            3.52
   Malaysia                    1,942,356            4.79
   Netherlands                 2,148,559            5.30
   New Zealand                   285,018            0.70
   Singapore                   1,094,671            2.70
   Spain                         411,073            1.01
   Sweden                      1,715,945            4.23
   Switzerland                  1,490,825           3.68
   Taiwan, Province of China     468,109            1.15
   United Kingdom              2,797,786            6.90
   United States                 850,000            2.10


               Total         $40,558,661          100.00%

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                                 1999         1998         1997(a)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $6.54        $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.03)        (.02)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.05        (1.73)       (1.21)

                       Total from Investment Operations        2.02        (1.75)       (1.22)


Net Asset Value, End of Period.........................       $8.56        $6.54        $8.29



Total Return(b) .......................................      30.89%     (21.11)%     (10.18)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $13,401       $7,312       $5,039
   Ratio of Expenses to Average Net Assets.............       2.80%        3.31%        2.03%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.35)%       (.36)%       (.32)%(d)
   Portfolio Turnover Rate.............................       95.8%        45.2%        21.4%(d)



PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class B shares                                                 1999         1998         1997(a)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $6.52        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.07)        (.05)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.02        (1.71)       (1.22)

                       Total from Investment Operations        1.95        (1.76)       (1.23)



Net Asset Value, End of Period.........................       $8.47        $6.52        $8.28



Total Return(b) .......................................      29.91%      (21.26)%    (10.29)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,051       $3,275       $3,116
   Ratio of Expenses to Average Net Assets.............       3.57%        3.59%        2.16%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.12)%       (.69)%       (.46)%(d)
   Portfolio Turnover Rate.............................       95.8%        45.2%        21.4%(d)




PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
---------------------------------------------------
Class C shares                                                 1999(e)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        (.34)

                       Total from Investment Operations        (.40)


Net Asset Value, End of Period.........................       $8.54



Total Return(b) .......................................     (4.47)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $108
   Ratio of Expenses to Average Net Assets.............       3.52%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (2.24)%(d)
   Portfolio Turnover Rate.............................       95.8%(d)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class R shares                                                 1999         1998         1997(a)
-------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................       $6.53        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         --          (.04)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.02        (1.71)       (1.22)

                       Total from Investment Operations        2.02        (1.75)       (1.23)


Net Asset Value, End of Period.........................       $8.55        $6.53        $8.28



Total Return(b) .......................................      30.93%     (21.14)%     (10.29)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $3,606       $2,202       $2,510
   Ratio of Expenses to Average Net Assets.............       2.67%        3.47%        2.20%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.22)%       (.60)%       (.51)%(d)
   Portfolio Turnover Rate.............................       95.8%        45.2%        21.4%(d)

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL FUND, INC.(f)
Class A shares                                                 1999         1998         1997         1996        1995
-------------------------------------------------------------------  ------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $9.20        $9.33        $8.14        $7.28       $7.44
Income from Investment Operations:
   Net Investment Income...............................         .13          .13          .09          .10         .08
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.28          .04         1.52         1.17        (.02)

                       Total from Investment Operations        1.41          .17         1.61         1.27         .06

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.11)        (.10)        (.11)        (.08)       (.03)

   Distributions from Capital Gains....................        (.46)        (.20)        (.31)        (.33)       (.19)

                      Total Dividends and Distributions        (.57)        (.30)        (.42)        (.41)       (.22)


Net Asset Value, End of Period.........................      $10.04        $9.20        $9.33        $8.14       $7.28



Total Return(b) .......................................      16.18%        1.93%       20.46%       18.36%      1.03%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $338,144     $302,757     $281,158     $172,276    $126,554
   Ratio of Expenses to Average Net Assets.............       1.22%        1.25%        1.39%        1.45%       1.63%
   Ratio of Net Investment Income
     to Average Net Assets.............................       1.35%        1.45%        1.25%        1.43%       1.10%
   Portfolio Turnover Rate.............................       58.7%        38.7%        26.6%        23.8%       35.4%


PRINCIPAL INTERNATIONAL FUND, INC.(f)
Class B shares                                                 1999         1998         1997         1996        1995(g)
---------------------------------------------------------------------------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $9.14        $9.26        $8.07        $7.24       $6.71
Income from Investment Operations:
   Net Investment Income...............................         .06          .07          .03          .03         .05
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.27          .04         1.51         1.15         .51

                       Total from Investment Operations        1.33          .11         1.54         1.18         .56

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.05)        (.03)        (.04)        (.02)       (.03)

   Distributions from Capital Gains....................        (.46)        (.20)        (.31)        (.33)        --
-

                      Total Dividends and Distributions        (.51)        (.23)        (.35)        (.35)       (.03)


Net Asset Value, End of Period.........................       $9.96        $9.14        $9.26        $8.07       $7.24



Total Return(b) .......................................      15.27%        1.27%       19.62%       17.16%       9.77%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $48,319      $41,676      $33,842      $15,745      $3,908
   Ratio of Expenses to Average Net Assets.............       1.90%        1.91%        2.17%        2.28%       2.19%(d)
   Ratio of Net Investment Income
     to Average Net Assets.............................        .67%         .77%         .42%         .64%        .58%(d)
   Portfolio Turnover Rate.............................       58.7%        38.7%        26.6%        23.8%       35.4%(d)






PRINCIPAL INTERNATIONAL FUND, INC.
Class C shares                                                 1999(e)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $9.61
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.02)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .40

                       Total from Investment Operations         .38


Net Asset Value, End of Period.........................       $9.99



Total Return(b) .......................................       3.95%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $191
   Ratio of Expenses to Average Net Assets.............       2.38%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.95)%(d)
   Portfolio Turnover Rate.............................       58.7%(d)







PRINCIPAL INTERNATIONAL FUND, INC.(f)
Class R shares                                                 1999         1998         1997         1996(h)
-------------------------------------------------------------------  -------------------------        ----
Net Asset Value, Beginning of Period...................      $9.13         $9.27        $8.12        $7.48
Income from Investment Operations:
   Net Investment Income...............................         .06          .06          .07          .01
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.27          .04         1.47          .63

                       Total from Investment Operations        1.33          .10         1.54          .64

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.04)        (.04)        (.08)        --

   Distributions from Capital Gains....................        (.46)        (.20)        (.31)        --

                      Total Dividends and Distributions        (.50)        (.24)        (.39)        --


Net Asset Value, End of Period.........................       $9.96        $9.13        $9.27        $8.12



Total Return(b) .......................................      15.27%        1.13%       19.65%        9.29%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $22,229      $17,739      $11,773       $1,057
   Ratio of Expenses to Average Net Assets.............       1.93%        2.01%        2.10%        1.59%(d)
   Ratio of Net Investment Income
     to Average Net Assets.............................        .64%         .67%         .44%         .78%(d)
   Portfolio Turnover Rate.............................       58.7%        38.7%        26.6%        23.8%(d)




PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                                 1999         1998         1997(a)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $9.99        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.12)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.53          .10         (.07)

                       Total from Investment Operations        5.41          .03         (.08)

Less Distributions:
   Distributions from Capital Gains....................        (.08)         --          --

                                    Total Distributions        (.08)         --          --


Net Asset Value, End of Period.........................      $15.32        $9.99        $9.96



Total Return(b) .......................................      54.52%         .30%         .50%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $23.612      $11,765       $6,210
   Ratio of Expenses to Average Net Assets.............       2.21%        2.66%        1.99%(d)
   Ratio of Net Investment Income (Operating Loss) to .
     Average Net Assets................................     (1.02)%       (.81)%       (.40)%(d)
   Portfolio Turnover Rate.............................      191.5%        99.8%        10.4%(d)



PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class B shares                                                 1999         1998         1997(a)
-------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................       $9.97        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.20)        (.10)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.49          .11         (.07)

                       Total from Investment Operations        5.29          .01         (.08)

Less Distributions:
   Distributions from Capital Gains....................        (.08)         --          --

                                    Total Distributions        (.08)         --          --


Net Asset Value, End of Period.........................      $15.18        $9.97        $9.96



Total Return(b) .......................................      53.42%         .10%         .50%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $10,926       $6,585       $4,774
   Ratio of Expenses to Average Net Assets.............       2.87%        2.90%        2.07%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.68)%      (1.05)%       (.47)%(d)
   Portfolio Turnover Rate.............................      191.5%        99.8%        10.4%(d)






PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class C shares                                                 1999(e)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $12.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.11)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.42

                       Total from Investment Operations        2.31


Net Asset Value, End of Period.........................      $15.28



Total Return(b) .......................................      17.81%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $141
   Ratio of Expenses to Average Net Assets.............       2.96%(d)
   Ratio of Net Investment Income (Operating Loss) to .
     Average Net Assets................................     (2.31)%(d)
   Portfolio Turnover Rate.............................      191.5%(d)





PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class R shares                                                 1999         1998         1997(a)
-------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................      $10.01        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.10)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.53          .12         (.07)

                       Total from Investment Operations        5.43          .05         (.08)

Less Distributions:
   Distributions from Capital Gains....................        (.08)         --          --

                                    Total Distributions        (.08)         --          --


Net Asset Value, End of Period.........................      $15.36       $10.01        $9.96



Total Return(b) .......................................      54.61%         .50%         .50%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $6,188       $3,317       $3,004
   Ratio of Expenses to Average Net Assets.............       2.12%        2.51%        2.15%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.93)%       (.68)%       (.54)%(d)
   Portfolio Turnover Rate.............................      191.5%        99.8%        10.4%(d)

Notes to Financial Highlights

(a) Period from August 29, 1997, date Class A and Class B shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A, Class B and Class R share activities prior to the initial public offering of all classes of shares of each fund.

                                                            Per Share            Per Share
                                                         Net Investment          Unrealized
                                                             Income             Gain (Loss)

  Principal International Emerging Markets Fund, Inc.:
      Class A                                                $.01                  $(.50)
      Class B                                                 .01                   (.50)
      Class R                                                 .01                   (.50)

  Principal International SmallCap Fund, Inc.:
      Class A                                                 .01                    .03
      Class B                                                 .01                    .03
      Class R                                                 .01                    .03

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(f) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

(g) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Principal International Fund, Inc. Class B shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class B shares on December 5, 1994, through December 8, 1994. Additionally, Class B shares incurred unrealized losses on investments of $.07 per share during the initial interim period. This represents Class B share activities of the fund prior to the initial public offering of Class B shares.

(h) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Principal International Fund, Inc. Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996, through February 28, 1996. Additionally, Class R shares incurred unrealized gains on investments of $.02 per share during the initial interim period. This represents Class R share activities of the fund prior to the intial offering of Class R shares.


October 31, 1999


STATEMENTS OF ASSETS AND LIABILITIES


                                                                                   Principal                Principal Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.

    Investment in securities -- at cost...............................           $190,537,499                   $291,672,572


    Assets
    Investment in securities -- at value (Note 4).....................           $184,420,952                   $288,017,966
    Cash  ............................................................                 10,000                         12,215
    Receivables:
       Interest.......................................................              3,594,800                      1,565,689
       Investment securities sold.....................................                --                            --
       Capital Shares sold............................................                 82,251                        219,829
    Other assets......................................................                  3,546                         17,203

                                                          Total Assets            188,111,549                    289,832,902
    Liabilities
    Accrued expenses..................................................                180,321                        232,334
    Payables:
       Investment securities purchased................................                --                          10,109,688
       Capital Shares reacquired......................................                138,587                         57,951
    Indebtedness (Note 6).............................................                --                            --

                                                     Total Liabilities                318,908                     10,399,973

    Net Assets Applicable to Outstanding Shares   ....................           $187,792,641                   $279,432,929


    Net Assets Consist of:
    Capital Stock.....................................................           $    176,201                   $    251,986
    Additional paid-in capital........................................            194,174,581                    284,793,592
    Accumulated undistributed (overdistributed) net
       investment income..............................................                260,694                         56,118
    Accumulated net realized gain (loss) on investment transactions ..               (702,288)                    (2,014,161)
    Net unrealized appreciation (depreciation) of investments.........             (6,116,547)                    (3,654,606)

                                                      Total Net Assets           $187,792,641                   $279,432,929


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................            100,000,000                    125,000,000

    Net Asset Value Per Share:
    Class A: Net Assets...............................................           $145,974,956                   $237,810,678
             Shares issued and outstanding............................             13,696,334                     21,430,807
             Net asset value per share................................                 $10.66                         $11.10
             Maximum offering price per share(a)   ...................                 $11.19                         $11.65


    Class B: Net Assets ..............................................            $25,450,791                    $29,751,489
             Shares issued and outstanding............................              2,389,734                      2,691,364
             Net asset value per share(b).............................                 $10.65                         $11.05


    Class C: Net Assets...............................................               $271,425                       $332,141
             Shares issued and outstanding............................                 25,464                         29,924
             Net asset value per share(b).............................                 $10.66                         $11.10


    Class R: Net Assets...............................................            $16,095,469                    $11,538,621
             Shares issued and outstanding............................              1,508,577                      1,046,478
             Net asset value per share................................                 $10.67                         $11.03



    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal Limited Term Bond Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% with respect to Principal Limited Term Bond Fund, Inc.)
    (b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

October 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES


                                                                                   Principal         Principal          Principal
                                                                                  High Yield     Limited Term Bond   Tax-Exempt Bond
INCOME FUNDS                                                                      Fund, Inc.        Fund, Inc.         Fund, Inc.

    Investment in securities -- at cost...............................           $43,891,727        $34,362,684        $196,562,804


    Assets
    Investment in securities -- at value (Note 4).....................           $39,516,185        $33,265,656        $194,019,072
    Cash  ............................................................               232,146              1,215              37,935
    Receivables:
       Interest.......................................................             1,030,206            396,940           3,668,444
       Investment securities sold.....................................               --                   9,483             956,200
       Capital Shares sold............................................                 6,699              5,512              25,779
    Other assets......................................................                 1,991            --                    7,539

                                                          Total Assets            40,787,227         33,678,806         198,714,969
    Liabilities
    Accrued expenses..................................................                58,991             30,374             116,244
    Payables:
       Investment securities purchased................................               273,000            --                 --
       Capital Shares reacquired......................................               143,191             44,949               8,735
    Indebtedness (Note 6).............................................               --                 185,000            --

                                                     Total Liabilities               475,182            260,323             124,979

    Net Assets Applicable to Outstanding Shares.......................           $40,312,045        $33,418,483        $198,589,990


    Net Assets Consist of:
    Capital Stock.....................................................           $    56,004        $    35,022        $    169,872
    Additional paid-in capital........................................            48,347,934         34,532,889         199,036,318
    Accumulated undistributed (overdistributed) net
       investment income..............................................              (103,220)            20,312             129,803
    Accumulated net realized gain (loss) on investment transactions ..            (3,613,131)           (72,712)          1,797,729
    Net unrealized appreciation (depreciation) of investments.........            (4,375,542)        (1,097,028)         (2,543,732)

                                                      Total Net Assets           $40,312,045        $33,418,483        $198,589,990


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................           100,000,000        100,000,000         100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets...............................................           $30,065,450        $27,095,909        $186,973,205
             Shares issued and outstanding............................             4,167,379          2,841,606          15,994,703
             Net asset value per share................................                 $7.21              $9.54              $11.69
             Maximum offering price per share(a)......................                 $7.57              $9.69              $12.27

    Class B: Net Assets ..............................................            $7,467,197         $2,695,873         $11,480,421
             Shares issued and outstanding............................             1,041,181            280,693             980,822
             Net asset value per share(b).............................                 $7.17              $9.60              $11.70


    Class C: Net Assets...............................................              $181,783           $350,374            $136,364
             Shares issued and outstanding............................                25,166             36,659              11,670
             Net asset value per share(b).............................                 $7.22              $9.56              $11.69


    Class R: Net Assets...............................................            $2,597,615         $3,276,327                 N/A
             Shares issued and outstanding............................               366,661            343,231                 N/A
             Net asset value per share................................                 $7.08              $9.55                 N/A



    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal Limited Term Bond Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% with respect to Principal Limited Term Bond Fund, Inc.)
    (b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

Year Ended October 31, 1999

STATEMENTS OF OPERATIONS


                                                                                   Principal                Principal Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.

    Net Investment Income
    Interest income....................................................         $ 13,918,960                   $ 19,636,982

    Expenses:
       Management and investment advisory fees (Note 3)................              909,902                      1,283,959
       Distribution and shareholder servicing fees (Notes 1 and 3).....              733,325                        864,678
       Transfer and administrative services (Notes 1 and 3)............              534,104                        544,396
       Registration fees (Note 1)......................................               54,675                         51,753
       Custodian fees .................................................                3,212                         15,642
       Auditing and legal fees ........................................                3,113                          4,756
       Directors' fees ................................................                6,501                          6,489
       Other ..........................................................               11,860                         13,385

                                                  Total Gross Expenses             2,256,692                      2,785,058
       Less:  Management and investment
          advisory fees waived.........................................               --                             --

                                                    Total Net Expenses             2,256,692                      2,785,058

                                                 Net Investment Income            11,662,268                     16,851,924

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............             (702,288)                        (5,979)
    Change in unrealized appreciation/depreciation
       of investments .................................................          (15,114,798)                   (13,254,133)

                                           Net Realized and Unrealized
                                                   Loss on Investments           (15,817,086)                   (13,260,112)


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations          $ (4,154,818)                  $  3,591,812


   See accompanying notes.

Year Ended October 31, 1999

STATEMENTS OF OPERATIONS


                                                                                    Principal       Principal           Principal
                                                                                   High Yield   Limited Term Bond    Tax-Exempt Bond
INCOME FUNDS                                                                       Fund, Inc.      Fund, Inc.          Fund, Inc.

    Net Investment Income
    Interest income....................................................           $ 4,133,194       $2,171,300         $11,871,915

    Expenses:
       Management and investment advisory fees (Note 3)................               259,764          160,694             972,660
       Distribution and shareholder servicing fees (Notes 1 and 3).....               161,219           73,814             550,714
       Transfer and administrative services (Notes 1 and 3)............               170,349          123,038             165,845
       Registration fees (Note 1)......................................                38,141           37,363              38,857
       Custodian fees .................................................                 2,371            2,664               2,959
       Auditing and legal fees ........................................                 3,973            4,781               4,178
       Directors' fees ................................................                 6,040            6,039               6,477
       Other ..........................................................                 3,838            2,252              11,799

                                                  Total Gross Expenses                645,695          410,645           1,753,489
       Less:  Management and investment
          advisory fees waived.........................................                --               66,728             --

                                                    Total Net Expenses                645,695          343,917           1,753,489

                                                 Net Investment Income              3,487,499        1,827,383          10,118,426

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............            (2,214,342)         (29,150)          1,798,045
    Change in unrealized appreciation/depreciation
       of investments .................................................               (65,536)      (1,258,231)        (17,135,691)

                                           Net Realized and Unrealized
                                                   Loss on Investments             (2,279,878)      (1,287,381)        (15,337,646)


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations            $ 1,207,621      $   540,002         $(5,219,220)


   See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    Principal               Principal Government
                                                                                      Bond                    Securities Income
INCOME FUNDS                                                                       Fund, Inc.                    Fund, Inc.

                                                                              1999          1998             1999         1998
    Operations
    Net investment income............................................     $ 11,662,268  $  9,903,008     $ 16,851,924  $ 16,370,086
    Net realized gain (loss) from investment transactions ...........         (702,288)      598,317           (5,979)      242,270
    Change in unrealized appreciation/depreciation of investments....      (15,114,798)    1,323,899      (13,254,133)    2,717,566

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations        (4,154,818)   11,825,224        3,591,812    19,329,922
    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................       (9,256,285)   (8,430,036)     (14,951,275)  (15,088,625)
       Class B.......................................................       (1,358,259)     (977,376)      (1,539,850)   (1,071,553)
       Class C(a)....................................................           (3,357)      --                (3,699)      --
       Class R.......................................................         (817,338)     (530,322)        (554,941)     (334,428)
    Excess distribution of net investment income:
       Class A.......................................................           --           --               --            --
       Class B.......................................................           --           --               --            --
       Class C(a)....................................................           --           --               --            --
       Class R.......................................................           --           --               --            --
    From net realized gain on investments:
       Class A.......................................................           --           --               --            --
       Class B.......................................................           --           --               --            --
       Class R.......................................................           --           --               --            --
    Excess distribution of net realized gain on investments:
       Class A.......................................................         (424,531)      --               --            --
       Class B.......................................................          (65,282)      --               --            --
       Class R.......................................................          (35,649)      --               --            --

                                   Total Dividends and Distributions       (11,960,701)   (9,937,734)     (17,049,765)  (16,494,606)
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................       36,049,940    41,289,926       58,626,094    39,967,883
       Class B.......................................................        9,965,885    10,554,095       13,731,533    10,634,274
       Class C(a)....................................................          274,582       --               330,725       --
       Class R.......................................................        9,183,266     8,716,511        6,980,668     4,770,310
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................        7,799,345     6,299,889       12,386,671    12,166,316
       Class B.......................................................        1,265,823       833,944        1,326,664       882,934
       Class C(a)....................................................            1,182       --                 2,056       --
       Class R.......................................................          839,555       524,979          547,169       329,918
    Shares redeemed:
       Class A.......................................................      (33,235,273)  (27,535,115)     (73,060,063)  (53,118,031)
       Class B.......................................................       (6,105,138)   (2,514,110)      (8,292,187)   (2,741,242)
       Class C(a)....................................................             (500)      --                  (801)      --
       Class R.......................................................       (4,873,171)   (3,120,947)      (3,669,023)   (1,161,190)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions        21,165,496    35,049,172        8,909,506    11,731,172

                                           Total Increase (Decrease)         5,049,977    36,936,662       (4,548,447)   14,566,488
    Net Assets
    Beginning of year................................................      182,742,664   145,806,002      283,981,376   269,414,888

    End of year [including undistributed (overdistributed) net
       investment income as set forth below].........................     $187,792,641  $182,742,664     $279,432,929  $283,981,376



    Undistributed (Overdistributed) Net Investment Income............     $    260,694  $     33,837     $     56,118  $    254,305


    (a)Period from June 30, 1999 through October 31, 1999.


   See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    Principal                      Principal
                                                                                   High Yield                  Limited Term Bond
INCOME FUNDS                                                                       Fund, Inc.                     Fund, Inc.

                                                                               1999         1998             1999          1998
    Operations
    Net investment income............................................      $ 3,487,499  $  3,598,836     $ 1,827,383   $ 1,556,035
    Net realized gain (loss) from investment transactions ...........       (2,214,342)      148,393         (29,150)       (2,668)
    Change in unrealized appreciation/depreciation of investments....          (65,536)   (5,300,030)     (1,258,231)      172,616

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations         1,207,621    (1,552,801)        540,002     1,725,983
    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................       (2,667,853)   (2,856,403)     (1,558,512)   (1,431,290)
       Class B.......................................................         (614,039)     (571,855)       (125,037)      (53,434)
       Class C(a)....................................................           (3,242)      --               (3,686)       --
       Class R.......................................................         (202,365)     (189,231)       (142,252)      (78,892)
    Excess distribution of net investment income:
       Class A.......................................................          (53,519)      (50,532)         --            --
       Class B.......................................................           (7,154)      (10,117)         --            --
       Class C(a)....................................................             (304)      --               --            --
       Class R.......................................................          (10,362)       (3,347)         --            --
    From net realized gain on investments:
       Class A.......................................................           --           --               --            --
       Class B.......................................................           --           --               --            --
       Class R.......................................................           --           --               --            --
    Excess distribution of net realized gain on investments:
       Class A.......................................................           --           --               --            --
       Class B.......................................................           --           --               --            --
       Class R.......................................................           --           --               --            --

                                   Total Dividends and Distributions        (3,558,838)   (3,681,485)     (1,829,487)   (1,563,616)
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................        6,088,348    11,927,135      13,486,229    12,780,385
       Class B.......................................................        2,023,608     4,358,175       1,668,358     1,373,038
       Class C(a)....................................................          186,235        --             349,050        --
       Class R.......................................................          659,720     1,736,594       2,160,595     1,710,613
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................        1,703,574     1,574,414       1,182,882     1,358,983
       Class B.......................................................          486,899       427,433         110,918        42,187
       Class C(a)....................................................              271        --               2,209        --
       Class R.......................................................          212,231       191,997         139,519        77,461
    Shares redeemed:
       Class A.......................................................       (9,434,994)  (14,350,135)    (14,127,084)   (7,216,941)
       Class B.......................................................       (3,144,289)   (1,816,211)       (692,401)     (344,198)
       Class C(a)....................................................           --            --              --            --
       Class R.......................................................         (853,143)     (839,238)       (943,012)     (370,918)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions        (2,071,540)    3,210,164       3,337,263     9,410,610

                                           Total Increase (Decrease)        (4,422,757)   (2,024,122)      2,047,778     9,572,977
    Net Assets
    Beginning of year................................................       44,734,802    46,758,924      31,370,705    21,797,728

    End of year [including undistributed (overdistributed) net
       investment income as set forth below].........................      $40,312,045  $ 44,734,802     $33,418,483   $31,370,705



    Undistributed (Overdistributed) Net Investment Income............     $   (103,220)  $   (48,931)    $    20,312   $    24,590





    (a)Period from June 30, 1999 through October 31, 1999.


   See accompanying notes.


Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        Principal
                                                                                     Tax-Exempt Bond
INCOME FUNDS                                                                           Fund, Inc.

                                                                                  1999          1998
    Operations
    Net investment income............................................         $ 10,118,426  $  9,965,827
    Net realized gain (loss) from investment transactions ...........            1,798,045       919,377
    Change in unrealized appreciation/depreciation of investments....          (17,135,691)    2,567,043

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations            (5,219,220)   13,452,247
    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................           (9,572,216)   (9,655,683)
       Class B.......................................................             (498,767)     (408,929)
       Class C(a)....................................................               (1,542)       --
       Class R.......................................................               N/A           N/A
    Excess distribution of net investment income:
       Class A.......................................................               --            --
       Class B.......................................................               --            --
       Class C(a)....................................................               --            --
       Class R.......................................................               N/A           N/A
    From net realized gain on investments:
       Class A.......................................................              (81,082)       --
       Class B.......................................................               (4,523)       --
       Class R.......................................................               N/A           N/A
    Excess distribution of net realized gain on investments:
       Class A.......................................................               --            --
       Class B.......................................................               --            --
       Class R.......................................................               N/A           N/A

                                   Total Dividends and Distributions           (10,158,130)  (10,064,612)
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................           27,588,420    30,673,603
       Class B.......................................................            2,296,619     4,178,912
       Class C(a)....................................................              140,820        --
       Class R.......................................................               N/A           N/A
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................            6,665,020     6,533,809
       Class B.......................................................              383,870       306,980
       Class C(a)....................................................                  292        --
       Class R.......................................................               N/A           N/A
    Shares redeemed:
       Class A.......................................................          (37,634,782)  (28,581,284)
       Class B.......................................................           (1,756,824)   (1,005,105)
       Class C(a)....................................................               --            --
       Class R.......................................................               N/A           N/A

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions            (2,316,565)   12,106,915

                                           Total Increase (Decrease)           (17,693,915)   15,494,550
    Net Assets
    Beginning of year................................................          216,283,905   200,789,355

    End of year [including undistributed (overdistributed) net
       investment income as set forth below].........................         $198,589,990  $216,283,905



    Undistributed (Overdistributed) Net Investment Income............         $    129,803  $     83,391


    (a)Period from June 30, 1999 through October 31, 1999.


   See accompanying notes.

NOTES TO FINANCIAL STATEMENTS


  Principal Bond Fund, Inc.
  Principal Government Securities Income Fund, Inc.
  Principal High Yield Fund, Inc.

  Principal Limited Term Bond Fund, Inc.
  Principal Tax-Exempt Bond Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal High Yield Fund, Inc., Principal Limited Term Bond Fund, Inc. and Principal Tax-Exempt Bond Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On June 30, 1999, the initial purchases of Class C shares of the Income Funds were made by Principal Life Insurance Company (See Note 3). Effective June 30, 1999, the Income Funds began offering Class C shares to the public.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within the first twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Income Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The Income Funds allocate daily all income, expenses (other than class-specific expenses) and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the periods ended October 31, 1999, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                     Distribution and                                Transfer and
                                                Shareholder Servicing Fees                      Administrative Services

                                          Class A   Class B    Class C    Class R       Class A   Class B    Class C    Class R

  Principal Bond Fund, Inc.              $393,053  $232,897      $590    $106,785      $135,412  $ 37,840      $100     $20,505
  Principal Government Securities
     Income Fund, Inc.                    538,380   249,773       680      75,845       165,658    31,389       100      11,789
  Principal High Yield Fund, Inc.          77,498    65,140       450      18,131        34,516    13,427       100       5,579
  Principal Limited Term Bond Fund, Inc.   40,320    12,108       679      20,707        11,857     3,810       100       3,082
  Principal Tax-Exempt Bond Fund, Inc.    469,500    80,824       390         N/A        50,667     3,583       100         N/A

                                                     Registration Fees

                                          Class A   Class B    Class C   Class R

  Principal Bond Fund, Inc.              $14,350    $10,861     $--      $12,025
  Principal Government Securities
     Income Fund, Inc.                    14,263     10,234      --        8,047
  Principal High Yield Fund, Inc.          9,633      7,904      --        7,183
  Principal Limited Term Bond Fund, Inc.  10,920      8,348      --        7,023
  Principal Tax-Exempt Bond Fund, Inc.    19,547      8,933      --          N/A

The Income Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Income Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Interest income is recognized on an accrual basis.

The Income Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Income Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for Principal High Yield Fund, Inc. aggregated $488,110 for the year ended October 31, 1999. Other reclassifications made for the years ended October 31, 1999 and 1998 were not material.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

At October 31, 1999, the Income Funds had approximate net capital loss carryforwards as follows:

                                                                        Principal                                  Principal
                                                      Principal        Government             Principal             Limited
                                                        Bond         Securities Inc.         High Yield            Term Bond
   Net Capital Loss Carryforwards Expire In:         Fund, Inc.        Fund, Inc.            Fund, Inc.           Fund, Inc.

                2000                                  $  --            $   --                $  561,000             $  --
                2001                                     --                --                   409,000                --
                2002                                     --               157,000               323,000                --
                2003                                     --             1,075,000               106,000                --
                2004                                     --                --                    --                   4,000
                2005                                     --               776,000                --                  31,000
                2006                                     --                --                    --                   9,000
                2007                                   702,000              6,000             2,214,000              29,000

                                                      $702,000         $2,014,000            $3,613,000             $73,000


Note 3 -- Management Agreement and Transactions With Affiliates

The Income Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Income Funds is as follows:

                                                                                Net Asset Value of Funds
                                                                                      (in millions)

                                                       First            Next              Next             Next              Over
                                                       $100             $100              $100             $100              $400

   Principal Bond Fund, Inc.                           0.50%            0.45%             0.40%            0.35%             0.30%
   Principal Government Securities Income Fund, Inc.   0.50             0.45              0.40             0.35              0.30
   Principal High Yield Fund, Inc.                     0.60             0.55              0.50             0.45              0.40
   Principal Limited Term Bond Fund, Inc.              0.50             0.45              0.40             0.35              0.30
   Principal Tax-Exempt Bond Fund, Inc.                0.50             0.45              0.40             0.35              0.30

The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for the Principal Limited Term Bond Fund, Inc. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amount waived and the operating expense limit, which was maintained at or below that shown, are as follows:

                                                                        Amount
                                                                        Waived

                                                      Periods Ended                   Year Ended                   Expense
                                                    October 31, 1999               October 31, 1998                 Limit

   Principal Limited Term Bond Fund, Inc.
     Class A                                             $40,285                        $76,952                     1.00%
     Class B                                              14,004                         11,537                     1.35
     Class C                                                 488                           N/A                      1.35
     Class R                                              11,951                         11,781                     1.60

The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by Principal Limited Term Bond Fund, Inc. through October 31, 2000.

For the year ended October 31, 1998, the Manager voluntarily waived a portion of its fee for the Principal Bond Fund, Inc. The amounts waived for Class A shares, Class B shares and Class R shares were $121,092, $26,130 and $25,144, respectively. The Manager ceased its waiver of expenses October 31, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00% and Class C shares at 1.00% (.25%, 1.25% ,.50% for Principal Limited Term Bond Fund, Inc., respectively), of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Principal Limited Term Bond Fund, Inc.). The aggregate amount of these charges retained, by fund, for the periods ended October 31, 1999, were as follows:

                                                                    Class A               Class B                Class C

   Principal Bond Fund, Inc.                                       $711,416              $ 89,495                  $5
   Principal Government Securities Income Fund, Inc.                818,411               122,408                   6
   Principal High Yield Fund, Inc.                                  148,130                52,618                  --
   Principal Limited Term Bond Fund, Inc.                            82,489                 7,026                  --
   Principal Tax-Exempt Bond Fund, Inc.                             536,346                40,496                  --

No brokerage commissions were paid by the Income Funds to Princor Financial Services Corporation during the periods. Brokerage commissions were paid to other affiliates by the Principal Limited Term Bond Fund, Inc. in the amount of $8,385 during the year ended October 31, 1999.

The Income Funds bear distribution and shareholder servicing fees with respect to each Class computed at an annual rate of the average daily net assets attributable to each Class of each Fund. The annual rate will not exceed the following limits:

                                                                Class A           Class B            Class C        Class R

   Principal Bond Fund, Inc.                                      .25%             1.00%              1.00%           .75%
   Principal Government Securities Income Fund, Inc.              .25%             1.00%              1.00%           .75%
   Principal High Yield Fund, Inc.                                .25%             1.00%              1.00%           .75%
   Principal Limited Term Bond Fund, Inc.                         .15%              .50%               .50%           .75%
   Principal Tax-Exempt Bond Fund, Inc.                           .25%             1.00%              1.00%            N/A

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Income Funds which generated the excess.

At October 31, 1999, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Income Funds as follows:

                                                     Class A        Class C

   Principal Bond Fund, Inc.                          93,529         8,681
   Principal Government Securities Income Fund, Inc.   --            8,598
   Principal High Yield Fund, Inc.                   382,965        13,369
   Principal Limited Term Bond Fund, Inc.            718,634        10,373
   Principal Tax-Exempt Bond Fund, Inc.                --            7,974


Note 4 -- Investment Transactions

For the year ended October 31, 1999, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U. S. government securities) by the Income Funds were as follows:

                                                 Purchases             Sales

   Principal Bond Fund, Inc.                   $111,672,361        $90,670,711
   Principal High Yield Fund, Inc.               35,269,142         38,334,979
   Principal Limited Term Bond Fund, Inc.        10,175,676          6,004,400
   Principal Tax-Exempt Bond Fund, Inc.          31,947,643         41,359,247

At October 31, 1999, net unrealized depreciation of investments by the Income Funds was composed of the following:

                                                                                                             Net Unrealized
                                                                  Gross Unrealized                            Depreciation
                                                        Appreciation          (Depreciation)                 of Investments

   Principal Bond Fund, Inc.                             $1,769,158            $(7,885,705)                   $(6,116,547)
   Principal Government Securities Income Fund, Inc.      2,167,310            (5,821,916)                     (3,654,606)
   Principal High Yield Fund, Inc.                          297,674            (4,673,216)                     (4,375,542)
   Principal Limited Term Bond Fund, Inc.                    13,820            (1,110,848)                     (1,097,028)
   Principal Tax-Exempt Bond Fund, Inc.                   4,629,885            (7,173,617)                     (2,543,732)

The Income Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 1999, Principal Government Securities Income Fund, Inc. had a TBA purchase commitment involving a security with a face amount of $11,000,000, cost of $10,109,688 and market value of $10,195,625. The fund has set aside investment securities and other assets in excess of the commitment to serve as collateral.

Note 4 -- Investment Transactions (Continued)

At October 31, 1999, the Income Funds held the following securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business.

                                                                                                       Value at      Value as a
                                                                             Date of                  October 31,   Percentage of
                                              Security Description         Acquisition      Cost         1999        Net Assets

  Principal Bond Fund, Inc.              AES Ironwood LLC
                                           Senior Secured Bonds             6/18/99     $4,000,000   $ 3,871,320        2.06%
                                         CE Generation LLC
                                           Senior Secured Notes             2/24/99      2,000,000     1,893,680        1.00
                                         John Hancock Mutual Life
                                           Insurance Co. Surplus Notes      1/8/97       2,396,100     2,381,730        1.27
                                         Lear Corporation
                                           Senior Notes                     5/14/99      1,979,700     1,943,902        1.04
                                         Orix Credit Alliance
                                           Short Term Notes                 2/26/99      5,000,000     4,955,145        2.64
                                         Osprey Trust/Osprey I, Inc.
                                            Senior Secured Notes            9/16/99      4,500,000     4,493,322        2.39
                                         Southern Energy, Inc.
                                           Senior Notes                     7/21/99      2,998,890     2,922,666        1.56

                                                                                                      22,461,765       11.96


  Principal High Yield Fund, Inc.        California Steel Industries, Inc.
                                           Senior Notes                     3/30/99        375,000       357,187         .89
                                         Charter Communications Holdings,
                                           LLC Senior Notes                 3/12/99      1,495,995     1,417,500        3.52
                                         Lear Corporation
                                           Senior Notes                     6/18/99        720,615       717,158        1.78
                                         Mercury Financial Services Corp.
                                           Senior Notes                     4/30/99        672,000       658,000        1.63
                                                                            7/15/99        755,000       752,000        1.86
                                         York Power Funding Ltd.
                                            Senior Secured Bonds            7/31/98        900,000       864,000        2.14

                                                                                                       4,765,845       11.82



  Principal Tax-Exempt Bond Fund, Inc.   Eddyville, Iowa, IDR Ref. Bonds,
                                           Cargill, Inc. Project            1/11/95        859,910       986,250         .50

The Income Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentration of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Shares by fund were as follows:

                                                                  Principal                Principal                 Principal
                                                                    Bond             Government Securities          High Yield
                                                                 Fund, Inc.            Income Fund, Inc.            Fund, Inc.

  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................          3,199,473                 5,139,925                  797,412
    Class B   .........................................            887,883                 1,209,279                  267,743
    Class C............................................             25,400                    29,810                   25,128
    Class R............................................            818,782                   617,460                   88,610
  Shares issued in reinvestment of dividends and
  distributions:
    Class A   .........................................            700,226                 1,093,369                  225,486
    Class B   .........................................            113,809                   117,555                   64,795
    Class C............................................                111                       186                       38
    Class R............................................             75,486                    48,733                   28,583
  Shares redeemed:
    Class A   .........................................         (2,982,198)               (6,419,532)              (1,240,512)
    Class B   .........................................           (552,055)                 (735,814)                (415,445)
    Class C............................................                (47)                      (72)                  --
    Class R............................................           (437,588)                 (326,089)                (114,513)

                               Net Increase (Decrease)           1,849,282                   774,810                 (272,675)


  Year Ended October 31, 1998:
  Shares sold:
    Class A   .........................................          3,558,782                 3,449,728                1,429,263
    Class B   .........................................            911,403                   919,042                  520,583
    Class R............................................            751,757                   414,918                  208,702
  Shares issued in reinvestment of dividends and
  distributions:
    Class A ...........................................            544,557                 1,053,198                  190,004
    Class B ...........................................             72,083                    76,520                   51,887
    Class R............................................             45,324                    28,745                   23,509
  Shares redeemed:
    Class A   .........................................         (2,379,170)               (4,587,595)              (1,722,188)
    Class B   .........................................           (216,720)                 (237,166)                (222,473)
    Class R............................................           (268,084)                 (100,699)                (101,674)

                                           Net Increase          3,019,932                 1,016,691                  377,613


Note 5 -- Capital Share Transactions (Continued)

                                                                    Principal                   Principal
                                                                 Limited Term Bond           Tax-Exempt Bond
                                                                    Fund, Inc.                 Fund, Inc.

  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................             1,377,645                  2,233,237
    Class B   .........................................               169,744                    185,513
    Class C............................................                36,427                     11,645
    Class R............................................               221,185                      N/A
  Shares issued in reinvestment of dividends and
  distributions:
    Class A   .........................................               121,669                    542,861
    Class B   .........................................                11,365                     31,252
    Class C   .........................................                   232                         25
    Class R............................................                14,381                      N/A
  Shares redeemed:
    Class A   .........................................            (1,439,398)                (3,056,609)
    Class B   .........................................               (71,330)                  (142,639)
    Class C   .........................................                 --                         --
    Class R............................................               (97,249)                     N/A

                                Net Increase (Decrease)               344,671                   (194,715)



  Year Ended October 31, 1998:
  Shares sold:
    Class A   .........................................             1,291,180                  2,447,392
    Class B   .........................................               138,167                    333,971
    Class R............................................               173,119                      N/A
  Shares issued in reinvestment of dividends and
  distributions:
    Class A   .........................................               137,689                    522,117
    Class B   .........................................                 4,256                     24,507
    Class R............................................                 7,859                      N/A
  Shares redeemed:
    Class A   .........................................              (729,920)                (2,279,032)
    Class B   .........................................               (34,626)                   (80,155)
    Class R............................................               (37,539)                     N/A

                                           Net Increase               950,185                    968,800


Note 6 -- Line of Credit

The Income Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At October 31, 1999, the Principal Limited Term Bond Fund, Inc. had an outstanding borrowing of $185,000 at an annual rate of 5.88%. No other Income Funds had outstanding borrowings at October 31, 1999 under the line of credit.

SCHEDULES OF INVESTMENTS


INCOME FUNDS

PRINCIPAL BOND FUND, INC.

                                                 Principal
                                                  Amount         Value


Bonds (94.77%)

Air Transportation, Scheduled (3.38%)
   Continental Airlines Pass-Through;
     7.26%; 9/15/2021                           $3,000,000   $ 2,923,320
   Federal Express Corp. 1994
     Pass-Through Cert., Series A310-A3;
     8.40%; 3/23/2010                            1,500,000     1,516,050
   Federal Express Corp. Pass-Through
     Cert.; 7.58%; 7/2/2019                      1,000,000       967,810
   Northwest Airlines Pass-Through Cert.,
     Series 1999-1, Class 1A;
     6.81%; 2/1/2020                               999,155       936,028

                                                               6,343,208
Beverages (2.43%)
   Canandaigua Brands, Inc. Senior Notes;
     8.63%; 8/1/2006                             2,500,000     2,450,000
   Joseph E. Seagram & Sons
     Guaranteed Debentures;
     8.38%; 2/15/2007                            1,000,000     1,033,082
     8.88%; 9/15/2011                            1,000,000     1,081,439

                                                               4,564,521
Cable & Other Pay TV Services (1.88%)
   Cox Communications, Inc. Notes;
     7.75%; 8/15/2006                            1,500,000     1,536,621
   CSC Holdings, Inc. Debentures;
     8.13%; 8/15/2009                            2,000,000     1,997,500

                                                               3,534,121
Cash Grains (1.33%)
   Aktiebolaget SKF Senior Notes;
     7.63%; 7/15/2003                            2,500,000     2,491,572

Combination Utility Services (2.18%)
   PG Energy, Inc. First Mortgage
     Bonds; 8.38%; 12/1/2002                       500,000       516,567
   Puget Sound Power & Light Co.
     1st Mortgage Medium-Term Notes,
     Series A; 7.75%; 2/1/2007                   3,500,000     3,571,778

                                                               4,088,345
Communications Equipment (1.04%)
   QWest Communications International, Inc.
     Senior Notes; 7.50%; 11/1/2008              2,000,000     1,960,000

Computer & Data Processing
Services (2.66%)
   Comdisco, Inc.
     Medium-Term Notes; 6.65%; 11/13/2001        2,000,000     1,971,312
     Notes; 6.00%; 1/30/2002                     3,100,000     3,013,020

                                                               4,984,332
Computer & Office Equipment (2.98%)
   International Game Technology
     Senior Notes; 8.38%; 5/15/2009              3,000,000     2,857,500
   Seagate Technology, Inc. Senior Notes;
     7.37%; 3/1/2007                             3,000,000     2,746,125

                                                               5,603,625
Construction & Related
Machinery (0.61%)
   Caterpillar, Inc. Global Debentures;
     9.38%; 8/15/2011                           $1,000,000   $ 1,154,521

Credit Reporting & Collection  (2.64%)
   Orix Credit Alliance Short-Term Notes;
     7.00%; 3/15/2001                            5,000,000(a)  4,955,145

Crude Petroleum & Natural Gas (1.26%)
   Louis Dreyfus Natural Gas Corp.
     Senior Notes; 6.88%; 12/1/2007              2,000,000     1,836,114
   Occidental Petroleum Corp.
     Medium-Term Notes;
     9.73%; 6/15/2001                              500,000       521,249

                                                               2,357,363
Department Stores (1.59%)
   Harcourt General, Inc. Subordinated
     Notes; 9.50%; 3/15/2000                       400,000       403,460
   Penney (J.C.) Co., Inc. Debentures;
     7.13%; 11/15/2023                           1,000,000       885,256
   Sears Roebuck Co.
     Medium-Term Notes;
     9.05%; 2/6/2012                               500,000       564,517
     9.12%; 2/13/2012                            1,000,000     1,134,721

                                                               2,987,954
Drug Stores & Proprietary
Stores (0.67%)
   Rite Aid Corp. Senior Debentures;
     6.88%; 8/15/2013                            2,000,000     1,260,000

Eating & Drinking Places (2.57%)
   Aramark Services, Inc. Notes;
     6.75%; 8/1/2004                             5,000,000     4,817,550

Electric Services (11.01%)
   AES Ironwood LLC Senior Secured
     Bonds; 8.88%; 11/30/2025                    4,000,000(a)  3,871,320
   Calpine Corp. Notes; 7.75%; 4/15/2009         3,000,000    2,797,500
   CE Generation LLC Senior Secured
     Notes; 7.42%; 12/15/2018                    2,000,000(a)  1,893,680
   Central Vermont Public Service Corp.
     Second Mortgage Bonds;
     8.13%; 8/1/2004                             3,000,000     2,943,405
   Commonwealth Edison Co.
     Debentures; 6.95%; 7/15/2018                1,000,000       931,161
   East Coast Power, LLC Senior Secured
     Notes; 7.54%; 6/30/2017                     3,000,000     2,722,800
   Osprey Trust/Osprey I, Inc. Senior
     Secured Notes; 8.31%; 1/15/2003             4,500,000(a)  4,493,322
   Toledo Edison Co. Debentures;
     8.70%; 9/1/2002                             1,000,000     1,020,038

                                                              20,673,226
Engines & Turbines (0.49%)
   Brunswick Corp. Debentures;
     7.38%; 9/1/2023                             1,000,000       924,177

Fabricated Rubber Products, NEC (0.85%)
   M. A. Hanna Co. Senior Notes;
     9.38%; 9/15/2003                            1,500,000     1,598,475

Farm & Garden Machinery (1.33%)
   Case Corp. Notes; 7.25%; 1/15/2016           $1,000,000   $   950,088
   Tenneco, Inc. Notes;
     10.08%; 2/1/2001                              500,000       518,158
     8.08%; 10/1/2002                            1,000,000     1,020,722

                                                               2,488,968
Funeral Service & Crematories (1.03%)
   Service Corp. International Notes;
     6.00%; 12/15/2005                           2,500,000     1,936,582

General Government, NEC (1.08%)
   Ontario Hydro Debentures;
     7.45%; 3/31/2013                            2,000,000     2,036,660

General Industrial Machinery (0.50%)
   Timken Co. Medium-Term
     Notes; 6.20%; 1/15/2008                     1,000,000       943,776

Gold & Silver Ores (0.62%)
   Placer Dome, Inc. Notes;
      7.13%; 6/15/2007                           1,250,000     1,168,462

Grain Mill Products (0.55%)
   Ralston Purina Co. Debentures;
      7.75%; 10/1/2015                           1,000,000     1,039,139

Grocery Stores (2.47%)
   American Stores Co. Bond;
     8.00%; 6/1/2026                             2,500,000     2,614,093
   Food Lion, Inc.
     Medium-Term Notes;
     8.67%; 8/28/2006                            1,000,000     1,060,411
     Notes; 7.55%; 4/15/2007                     1,000,000       958,543

                                                               4,633,047
Highway & Street Construction (1.14%)
   Foster Wheeler Corp. Notes;
     6.75%; 11/15/2005                           2,500,000     2,133,622

Hotel & Motels (2.06%)
   Marriott International, Inc. Notes;
     6.63%; 11/15/2003                           4,000,000     3,875,260

Industrial Inorganic Chemicals (2.10%)
   Equistar Chemicals LP Senior Notes;
     8.75%; 2/15/2009                            4,000,000     3,936,004

Life Insurance (1.27%)
   John Hancock Mutual Life
     Insurance Co. Surplus Notes;
     7.38%; 2/15/2024                            2,500,000(a)  2,381,730

Machinery, Equipment, &
Supplies (0.13%)
   AAR Corp. Notes; 7.25%; 10/15/2003              250,000       247,618

Management & Public Relations (1.56%)
   Servicemaster Co. Ltd. Notes;
     6.95%; 8/15/2007                            1,000,000       949,953
     7.88%; 8/15/2009                            2,000,000     1,975,552

                                                               2,925,505
Millwork, Plywood & Structural
Members (0.36%)
   Georgia-Pacific Corp.
     Debentures; 9.50%; 12/1/2011                $ 600,000   $   678,961

Miscellaneous Investing (2.39%)
   BRE Properties, Inc. Notes;
     7.20%; 6/15/2007                            2,000,000     1,888,932
   First Industrial LP Medium-Term
     Notes; 7.00%; 12/1/2006                     1,500,000     1,369,703
   Weingarten Realty Investors
     Medium-Term Notes;
     7.29%; 5/23/2005                            1,250,000     1,224,130

                                                               4,482,765
Miscellaneous Metal Ores (0.36%)
   Cyprus Minerals Co. Notes;
     10.13%; 4/1/2002                              650,000       676,218

Mortgage Bankers & Brokers (0.99%)
   Chase Commercial Mortgage Securities
     Corp., Class C Notes;  6.60%;
     12/19/2007                                  2,000,000     1,853,860

Motor Vehicles & Equipment (1.14%)
   Ford Motor Co. Debentures;
     7.50%; 8/1/2026                             1,000,000       992,348
     8.90%; 1/15/2032                            1,000,000     1,152,710

                                                               2,145,058
Newspapers (2.82%)
   News America Holdings, Inc.
     Guaranteed Senior Notes;
     8.50%; 2/15/2005                            2,250,000     2,349,018
   United News & Media PLC Notes;
     7.75%; 7/1/2009                             3,000,000     2,953,455

                                                               5,302,473
Oil & Gas Field Services (1.56%)
   Petroleum Geo-Services ASA Notes;
     7.50%; 3/31/2007                            2,500,000     2,486,330
   R&B Falcon Senior Notes;
     6.75%; 4/15/2005                              500,000       436,250

                                                               2,922,580
Operative Builders (1.21%)
   Pulte Corp.
     Senior Notes; 8.38%; 8/15/2004                500,000       504,933
     Notes; 7.63%; 10/15/2017                    2,000,000     1,769,902

                                                               2,274,835
Paper & Paper Products (1.51%)
   Boise Cascade Office Products
     Notes; 7.05%; 5/15/2005                     3,000,000     2,834,004

Paper Mills (3.03%)
   Bowater, Inc. Debentures;
     9.50%; 10/15/2012                           1,000,000     1,156,183
     9.38%; 12/15/2021                           1,500,000     1,721,370
   Champion International Corp.
     Notes; 9.88%; 6/1/2000                        750,000       764,487
   Chesapeake Corp. Notes;
     9.88%; 5/1/2003                             1,000,000     1,069,385
   Fort James Corp. Notes;
     6.70%; 11/15/2003                           1,000,000       985,418

                                                               5,696,843
Paperboard Mills (0.88%)
   Federal Paper Board Co., Inc.
     Debentures; 8.88%; 7/1/2012                $1,500,000   $ 1,659,780

Petroleum Refining (4.91%)
   Ashland Oil, Inc. Medium-Term Notes;
     7.71%; 5/11/2007                              500,000       499,802
     7.72%; 7/15/2013                            1,000,000       988,605
     7.73%; 7/15/2013                              750,000       742,082
   Mapco, Inc. Medium-Term Notes;
     8.48%; 8/5/2013                             1,000,000     1,066,440
   Sun Co., Inc.
     Debentures; 9.00%; 11/1/2024                2,000,000     2,170,952
     Notes; 7.13%; 3/15/2004                       300,000       297,903
   Tosco Corp. Notes; 7.25%; 1/1/2007            2,500,000     2,433,547
   Ultramar Credit Corp. Guaranteed
     Notes; 8.63%; 7/1/2002                      1,000,000     1,030,621

                                                               9,229,952
Plumbing & Heating, Except
Electric (1.02%)
   Masco Corp. Debentures;
     7.13%; 8/15/2013                            2,000,000     1,909,066

Public Building & Related
Furniture (1.04%)
   Lear Corp. Senior Notes;
     7.96%; 5/15/2005                            2,000,000(a)  1,943,902

Pulp Mills (1.45%)
   ITT Rayonier, Inc. Notes;
     7.50%; 10/15/2002                           1,875,000     1,912,549
   International Paper Co.
     Medium-Term Notes;
     9.70%; 8/15/2000                              800,000       819,825

                                                     2,732,374
Railroads (1.76%)
   Union Pacific Corp.
     Debentures; 7.00%; 2/1/2016                 2,500,000     2,319,313
     Notes; 7.25%; 11/1/2008                     1,000,000       984,751

                                                               3,304,064
Real Estate Operators & Lessors (0.63%)
   First Industrial, L.P. Notes;
     7.60%; 5/15/2007                            1,250,000     1,184,123

Rental of Railroad Cars (1.35%)
   GATX Capital Corp. Medium-Term Notes;
     Series B; 9.50%; 1/10/2002                  1,500,000     1,570,379
     Series C; 6.86%; 10/13/2005                 1,000,000       963,456

                                                               2,533,835
Residential Building Construction (2.95%)
   D.R. Horton, Inc. Senior Notes;
     8.00%; 2/1/2009                             3,000,000     2,625,000
   Southern Energy, Inc. Senior Notes;
     7.90%; 7/15/2009                            3,000,000(a)  2,922,666

                                                               5,547,666
Sanitary Services (1.59%)
   Laidlaw, Inc.
     Senior Notes; 7.88%; 4/15/2005              $ 750,000   $   727,778
     Notes; 7.70%; 8/15/2002                     1,000,000       992,753
   WMX Technologies, Inc. Notes;
     7.00%; 10/15/2006                           1,500,000     1,256,253

                                                               2,976,784
Search & Navigation Equipment (0.45%)
   Raytheon Co. Notes; 6.40%; 12/15/2018         1,000,000       847,784

Security Brokers & Dealers (3.15%)
   Bear Stearns Cos., Inc.
     Senior Notes; 7.00%; 3/1/2007               2,500,000     2,423,098
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.38%; 1/15/2007                            3,545,000     3,483,044

                                                               5,906,142
Telephone Communication (2.19%)
   Sprint Capital Corp. Global Bonds;
     6.88%; 11/15/2028                           4,500,000     4,117,298

Variety Stores (0.62%)
   Dayton-Hudson Corp. Debentures;
     9.25%; 8/15/2011                            1,000,000     1,163,850


                                     Total Bonds             177,968,725

Asset-Backed Securities (3.06%)

Investment Offices (1.48%)
   Morgan Stanley Capital I, Inc. Comml
     Mtg Pass-Through Cert., Series 99-WF1
     CL C; 6.54%; 10/15/2008                     3,000,000     2,783,820

Security Brokers & Dealers (1.58%)
   Merrill Lynch Mortgage Investors, Inc.
     Collateralized Mortgage-Backed
     Security, Series 95-C3, 7.37%*
     Class C; 12/26/2025                         3,000,000     2,971,080


                   Total Asset-Backed Securities               5,754,900

Commercial Paper (0.37%)

Personal Credit Institutions (0.37%)
   Investment in Joint Trade Account,
     Associates Corp.; 5.31%; 11/1/1999            697,327       697,327


            Total Portfolio Investments (98.20%)             184,420,952

Cash, receivables and other assets,
   net of  liabilities (1.80%)                                 3,371,689


                      Total Net Assets (100.00%)            $187,792,641


(a)Restricted security - See Note 4 to the financial statements.
*  Variable rate (monthly)

PRINCIPAL GOVERNMENT SECURITIES INCOME
FUND, INC.


       Description of Issue                      Principal
   Type     Rate       Maturity                   Amount         Value

Government National Mortgage Association (GNMA)
Certificates (101.50%)

GNMA I     5.50%   12/15/2013-3/15/2014         $4,250,400   $ 3,994,102
GNMA I     6.00    10/15/2023-12/20/2029        23,574,526    21,974,698
GNMA I     6.50    7/15/2008-2/15/2029          81,447,939    78,263,765
GNMA I     7.00    10/15/2022-4/15/2029         74,616,810    73,425,971
GNMA I     7.25    9/15/2025-10/15/2025          2,640,941     2,616,243
GNMA I     7.50    4/15/2017-10/15/2027         29,229,779    29,397,518
GNMA I     8.00    8/15/2016-2/15/2022           7,024,631     7,254,501
GNMA II    5.50    7/20/2014                       988,137       919,448
GNMA II    6.00    1/20/2024-7/20/2029          58,773,677    54,627,265
GNMA II    6.50    3/20/2024-3/20/2027          11,635,284    11,156,152


                         Total GNMA Certificates             283,629,663


                                                 Principal
                                                  Amount         Value


Federal Agency Short-Term Obligation (1.57%)
   Investment in Joint Trade Account,
     Federal Home Loan Mortgage Corp.;
     5.16%; 11/1/1999                           $4,386,416   $ 4,388,303


           Total Portfolio Investments (103.07%)             288,017,966

Liabilities, net of cash, receivables and
   other assets (-3.07%)                                      (8,585,037)


                      Total Net Assets (100.00%)            $279,432,929


PRINCIPAL HIGH YIELD FUND, INC.

                                                 Principal
                                                  Amount         Value


Bonds (92.49%)


Advertising (3.78%)
   Lamar Media Corp.
     Senior Subordinated Notes;
     9.63%; 12/1/2006                           $1,500,000    $1,522,500

Aircraft & Parts (1.76%)
   BE Aerospace Senior Subordinated
     Notes; 9.50%; 11/1/2008                       750,000       708,750

Beverages (1.70%)
   Canandaigua Brands, Inc. Senior
     Notes; 8.63%; 8/1/2006                        700,000       686,000


Blast Furnace & Basic Steel
Products (0.89%)
   California Steel Industries, Inc. Senior
     Notes; 8.50%; 4/1/2009                     $  375,000(a) $  357,187

Cable & Other Pay TV Services (3.96%)
   Century Communications, Inc.
      Senior Notes; 8.75%; 10/1/2007               900,000       864,000
   Jones Intercable, Inc. Senior Notes;
     9.63%; 3/15/2002                              700,000       732,897

                                                               1,596,897
Cogeneration - Small Power
Producer (1.93%)
   Calpine Corp. Senior Notes;
     8.75%; 7/15/2007                              800,000       780,000

Communications Equipment (3.38%)
   FWT, Inc. Senior Subordinated
     Notes; 9.88%; 11/15/2007                      800,000(b)     80,000
   Williams Communication Group, Inc.
     Senior Notes; 10.88%; 10/1/2009             1,250,000     1,281,250

                                                               1,361,250
Communication Services, NEC (6.99%)
   Charter Communications Holdings, LLC
     Senior Notes; 8.25%; 4/1/2007               1,500,000(a)  1,417,500
   Level 3 Communications, Inc. Senior
     Notes; 9.13%; 5/1/2008                      1,500,000     1,398,750

                                                               2,816,250
Computer & Data Processing
Services (0.06%)
   DecisionOne Corp. Senior Subordinated
     Notes; 9.75%; 8/1/2007                      1,500,000(b)     22,500

Computer & Office Equipment (1.66%)
   International Game Technology Senior
     Notes; 7.88%; 5/15/2004                       700,000       670,250

Crude Petroleum & Natural Gas (5.62%)
   Chesapeake Energy Corp. Senior
     Notes, Series A; 9.63%; 5/1/2005              750,000       708,750
   Gulf Canada Resources Ltd. Senior
     Notes; 8.35%; 8/1/2006                        800,000       772,000
   Louis Dreyfus Natural Gas Co. Senior
     Subordinated Notes; 9.25%; 6/15/2004          750,000       786,050

                                                               2,266,800
Eating & Drinking Places (5.64%)
   Cafeteria Operators LP Senior Secured
     Notes; 12.00%; 12/31/2001                   1,500,000     1,447,500
   Foodmaker, Inc. Senior Subordinated
     Notes; 8.38%; 4/15/2008                       900,000       828,000

                                                               2,275,500
Electric Services (2.14%)
   York Power Funding Ltd. Senior Secured
     Bonds; 12.00%; 10/30/2007                     900,000(a)    864,000

Electric Work (3.59%)
   Integrated Electrical Services Senior
     Subordinated Notes;
     9.38%; 2/1/2009                             1,500,000     1,447,500

Forest Products (0.70%)
   Doman Industries, Ltd. Senior Notes;
     8.75%; 3/15/2004                            $ 350,000    $  283,500

Grocery Stores (1.85%)
   Marsh Supermarkets, Inc. Senior
     Subordinated Notes;
     8.88%; 8/1/2007                               800,000       744,000

Heavy Construction, Except
Highway (3.46%)
   Mastec, Inc. Senior Subordinated
     Notes; 7.75%; 2/1/2008                      1,500,000     1,395,000

Hotels & Motels (4.79%)
   HMH Properties, Inc. Senior Notes;
     7.88%; 8/1/2008                               750,000       652,500
   John Q. Hammons Hotels, LP &
     Finance Corp. First Mortgage
     Notes; 8.88%; 2/15/2004                       700,000       633,500
   Vail Resorts, Inc. Senior Subordinated
     Notes; 8.75%; 5/15/2009                       700,000       644,000

                                                               1,930,000
Miscellaneous Amusement, Recreation
Service (1.80%)
   Station Casinos, Inc. Senior
     Subordinated Notes;
     8.88%; 12/1/2008                              750,000       723,750


Miscellaneous Shopping Goods
Stores (2.12%)
   Zale Corp. Senior Notes;
     8.50%; 10/1/2007                              900,000       855,000

Motor Vehicles, Parts & Supplies (3.11%)
   Special Devices, Inc. Senior Subordinated
     Notes; 11.38%; 12/15/2008                   1,500,000     1,252,500

Oil & Gas Field Services (1.66%)
   Grey Wolf, Inc. Senior Notes;
     8.88%; 7/1/2007                               750,000       669,375

Paper Mills (1.28%)
   Indah Kiat Finance Mauritius Ltd.
     Guaranteed Senior Notes;
     10.00%; 7/1/2007                              800,000       516,000

Personal Credit Institutions (8.09%)
   Mercury Financial Services Corp.
     Senior Notes; 10.00%; 3/23/2001             1,500,000(a)  1,410,000
   MacSaver Financial Services, Inc.
     Notes; 7.60%; 8/1/2007                        800,000       500,000
   Metris Companies, Inc. Notes;
     10.00%; 11/1/2004                           1,500,000     1,350,000

                                                               3,260,000
Petroleum Refining (1.25%)
   Crown Central Petroleum Corp.
     Senior Notes; 10.88%; 2/1/2005              $ 700,000    $  504,000

Public Building & Related
Furniture (1.78%)
   Lear Corp. Senior Notes;
     8.11%; 5/15/2009                              750,000(a)    717,158

Pulp Mills (1.67%)
   Pen-Tab Industries, Inc. Senior
     Subordinated Notes;
     10.88%; 2/1/2007                              800,000       672,000

Radio & Television Broadcasting (2.06%)
   Antenna TV S.A. Senior Notes;
     9.00%; 8/1/2007                               900,000       829,125

Residential Building Construction (1.63%)
   D.R. Horton, Inc. Senior Notes;
     8.00%; 2/1/2009                               750,000       656,250

Retail Stores, NEC (1.51%)
   Cole National Group, Inc.
     Senior Subordinated Notes;
     9.88%; 12/31/2006                             800,000       608,000

Telephone Communication (7.47%)
   Clearnet Communications, Inc. Step-Up*
     Senior Discount Notes; 12/15/2005             750,000(c)    709,688
   Intermedia Communications, Inc. Senior
     Notes; 8.50%; 1/15/2008                       800,000       706,000
   NEXTLINK Communications, Inc.
     Senior Notes; 10.75%; 6/1/2009                800,000       816,000
   Rogers Cantel, Inc. Senior Secured
     Debentures; 9.75%; 6/1/2016                   700,000       782,250

                                                               3,013,938
Water Transportation of Freight,
NEC (3.16%)
   Cenargo International PLC First
     Mortgage Notes; 9.75%; 6/15/2008            1,500,000     1,275,000


                                     Total Bonds              37,279,980

                                                  Shares
                                                   Held          Value


 Preferred Stock (0.01%)

Fuel Dealers (0.01%)
   Star Gas Partners LP                                308    $    5,120

Commercial Paper (5.53%)

Business Credit Institutions (1.03%)
   American Express Credit Corp.;
      5.20%; 11/1/1999                           $ 415,000    $  415,000

Personal Credit Institutions (4.50%)
   Investment in Joint Trade Account,
     Associates Corp; 5.31%; 11/1/1999           1,816,085     1,816,085


                          Total Commercial Paper               2,231,085


            Total Portfolio Investments (98.03%)              39,516,185

Cash, receivables and other assets,
   net of  liabilities (1.97%)                                   795,860


                      Total Net Assets (100.00%)             $40,312,045



(a)Restricted security - See Note 4 to the financial statements.
(b)Non-income producing security - Security in default.
(c)Non-income producing security - Zero-step coupon bond.
*  Variable rate

PRINCIPAL LIMITED TERM BOND FUND, INC.


                                                 Principal
                                                  Amount         Value


Bonds (62.56%)

Business Credit Institutions (2.95%)
   CIT Group Holdings
     Senior Medium-Term Notes;
     6.38%; 10/1/2002                           $1,000,000    $  987,082
Department Stores (7.66%)
   Dillards, Inc. Notes;
     6.43%; 8/1/2004                               490,000       467,257
   J.C. Penney Co., Inc. Notes;
     9.05%; 3/1/2001                             1,505,000     1,543,522
   Sears Roebuck Acceptance Corp.
     Medium-Term Notes, Series II;
     6.69%; 8/13/2001                              450,000       447,493
   Sears Roebuck Co. Medium-Term
     Notes; 6.46%; 5/12/2000                       100,000       100,013

                                                               2,558,285
Federal & Federally Sponsored
Credit (0.39%)
   Federal Home Loan Mortgage
     Corporation Debentures;
     6.57%; 2/27/2007                              130,000       129,170

Funeral Services & Crematories (4.27%)
   Service Corp. International Notes;
     6.38%; 10/1/2000                            1,500,000     1,425,310

General Industrial Machinery (3.04%)
   Timken Co. Medium-Term Notes;
     7.30%; 8/13/2002                           $1,000,000   $1,014,753

Medical Service & Health
Insurance (4.33%)
   Aetna Services, Inc. Notes;
     6.38%; 8/15/2003                            1,500,000     1,448,256

Mortgage Bankers & Brokers (2.55%)
   Countrywide Funding Corp.
     Medium-Term Notes;
     6.05%; 3/1/2001                               860,000       853,291

Motor Vehicles & Equipment (1.56%)
   General Motors Corp. Medium-Term
     Notes; 9.20%; 7/2/2001                        500,000       521,134

Paper Mills (3.00%)
   International Paper Co. Notes;
     7.00%; 6/1/2001                             1,000,000     1,003,734

Paperboard Mills (4.61%)
   Temple-Inland, Inc. Notes;
     9.00%; 5/1/2001                             1,500,000     1,541,991

Personal Credit Institutions (14.17%)
   American General Finance Corp.
     Medium-Term Notes, Series D;
     7.46%; 3/28/2000                              350,000       352,041
   Associates Corp. of North America
     Notes; 5.75%; 10/15/2003                    1,500,000     1,444,920
   Chrysler Financial Corp.
     Medium-Term Notes;
     8.45%; 1/28/2000                              500,000       503,274
   Ford Motor Credit Co. Notes;
     7.50%; 1/15/2003                            1,367,000     1,390,723
   General Motors Acceptance Corp.
     Notes; 6.63%; 10/1/2002                     1,050,000     1,045,058

                                                               4,736,016
Plumbing & Heating, Except
Electric (3.05%)
   Masco Corp. Notes; 6.13%; 9/15/2003           1,035,000     1,018,443

Security Brokers & Dealers (8.94%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.25%; 4/15/2003                            1,500,000     1,503,303
   Merrill Lynch & Co., Inc. Notes;
     6.55%; 8/1/2004                             1,500,000     1,482,965

                                                               2,986,268
Telephone Communication (2.04%)
   Nynex Capital Funding Medium-Term
     Notes, Series A; 9.40%; 6/1/2000              670,000       682,339


                                     Total Bonds              20,906,072


       Description of Issue                      Principal
   Type     Rate       Maturity                   Amount         Value

Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (6.15%)

FHLMC      7.00%   12/1/2022-3/1/2028            $ 991,047    $  977,081
FHLMC      7.25    12/1/2007                       349,905       352,725
FHLMC      8.00    12/1/2011-10/1/2022             383,934       393,217
FHLMC      8.25    1/1/2012                         48,172        49,310
FHLMC      8.50    4/1/2000                         78,929        80,210
FHLMC      9.00    9/1/2009                        193,456       203,986


                        Total FHLMC Certificates               2,056,529

Federal National Mortgage Association (FNMA)
Certificates (4.97%)

FNMA       6.00    7/1/2028                        988,200       921,616
FNMA       8.00    10/1/2006-5/1/2027              286,927       292,439
FNMA       8.50    5/1/2022                        277,472       289,185
FNMA       9.00    2/1/2025                        148,452       155,994


                         Total FNMA Certificates               1,659,234

Government National Mortgage Association (GNMA)
Certificates (7.27%)

GNMA I     6.50    6/15/2028-9/15/2028           1,867,542     1,786,084
GNMA I     9.00    7/15/2017                        51,400        54,380
GNMA II    6.00    7/20/2028                       472,377       437,642
GNMA II    8.00    1/20/2016                       147,702       152,337


                         Total GNMA Certificates               2,430,443


                                                 Principal
                                                  Amount         Value


Asset-Backed Securities (18.59%)

Mortgage Pass-Through Securities (18.59%)
   DLJ Commercial Mortgage Corp.
     Class A1A,
     Series 1998-CF1; 6.14%; 10/15/2006          $ 622,001    $  604,684
     Series 1999-CG1; 6.08%; 7/10/2008           1,452,147     1,397,009
   GMAC Commercial Mortgage Securities,
     Inc., Series 1998-C2 CL C;
     6.50%; 8/15/2008                            1,000,000       926,930
   J.P. Morgan Commercial Mortgage
     Finance Corp., Series 97-C5,
     Class A-2; 7.06%; 9/15/2029                 1,445,000     1,442,702
   Prudential Securities Secured Financing
     Corp., Series 1998-C1,
     Class A1A1; 6.11%; 11/15/2002                 191,192       189,209
   Lehman Large Loan, Class A1,
     Series 1997-LLI; 6.79%; 6/12/2004          $1,453,895   $1,446,902
   Union Acceptance Corp. 1996-B Auto
     Trust, Class A; 6.45%; 7/8/2003               206,150       205,942


                   Total Asset-Backed Securities               6,213,378


            Total Portfolio Investments (99.54%)              33,265,656

Cash, receivables and other assets,
   net of liabilities (0.46%)                                    152,827


                      Total Net Assets (100.00%)             $33,418,483


PRINCIPAL TAX-EXEMPT BOND FUND, INC.


                                                 Principal
                                                  Amount         Value


Long-Term Tax-Exempt Bonds (94.33%)

Alabama (0.43%)
   Phenix County, Alabama IDB
     Environmental Improvement Rev.
     Bonds, Mead Coated Board, Inc.,
     Series B; 5.25%; 4/1/2028                  $1,000,000   $   861,250

Arkansas (2.42%)
   City of Blytheville, Arkansas Solid Waste
     Recycling & Sewer Treatment Rev.
     Bonds, Series 1992, Nucor Corp.
     Project; 6.90%; 12/1/2021                   4,610,000     4,800,163

California (2.81%)
   California Pollution Control Funding
     Authority Pollution Control Rev. Ref.
     Bonds for San Diego Gas & Electric,
     Series A; 5.90%; 6/1/2014                   1,000,000     1,035,000
   California Pollution Control Funding
     Authority Rev. Bonds, Atlantic
     Richfield Co. Project; 5.00%; 4/1/2008      2,500,000     2,468,750
   City of Upland, California San Antonio
     Comm. Hospital Cert. of Participation;
     5.25%; 1/1/2004                             2,080,000     2,085,200

                                                               5,588,950
Colorado (2.58%)
   City & County of Denver, Colorado
     Airport System Rev. Bonds,
     Series 1991D; 7.75%; 11/15/2013             3,185,000     3,710,525
   Colorado Health Fac. Authority Rev.
     Bonds for Sisters of Charity
     Healthcare Systems, Series 1994;
     5.25%; 5/15/2014                            1,500,000     1,404,375

                                                               5,114,900
Florida (0.51%)
   Nassau County, Florida Pollution
     Control Ref. Bonds; ITT
     Rayonier, Inc. Project;
     6.10%; 6/1/2005                            $1,000,000   $ 1,022,500

Georgia (2.31%)
   Effingham County, Georgia Dev.
     Authority Waste Disposal Rev. for
     Fort James Project; 5.63%; 7/1/2018         3,000,000    2,632,500
   Fulco, Georgia Hospital Authority Rev.
     Anticipation Cert. for St. Joseph's
     Hospital of Atlanta, Inc.;
     5.50%; 10/1/2014                            2,000,000     1,957,500

                                                               4,590,000
Illinois (18.51%)
   Chicago, Illinois Midway Airport Rev.
     Bonds, Series A, MBIA Insured;
     5.50%; 1/1/2011                             1,500,000     1,501,875
     5.50%; 1/1/2013                               500,000       491,250
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     American Airlines, Inc. Project-A;
     7.88%; 11/1/2025                            6,010,000     6,258,994
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     Lufthansa German Airlines Project;
     7.13%; 5/1/2018                             1,000,000     1,046,250
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     United Airlines Project, Series A;
     5.35%; 9/1/2016                             5,000,000     4,368,750
   City of Chicago, Illinois Adj. Rate Gas
     Supply Rev. Bonds, Series 1985A,
     Peoples Gas Light & Coke Project;
     6.88%; 3/1/2015                             2,800,000     2,971,500
   Illinois Development Finance Authority
     Solid Waste Disposal Waste
     Management, Inc; 5.05%; 1/1/2010            3,750,000     3,421,875
   Illinois Health Fac. Authority Advocate
     Health Care Network, Series B;
     5.25%; 8/15/2018                            2,910,000     2,589,900
   Illinois Health Fac. Authority Ref. Rev.
     Bonds for OSF Healthcare System;
     5.75%; 11/15/2007                           1,000,000     1,001,250
     6.00%; 11/15/2010                             500,000       501,250
     6.00%; 11/15/2013                             500,000       486,875
   Illinois Health Fac. Authority Rev. Bonds,
     Northwestern Memorial Hospital,
     Series 1994A;
     5.60%; 8/15/2006                              500,000       508,750
     5.75%; 8/15/2008                              615,000       624,225
     5.80%; 8/15/2009                              840,000       850,500
     6.10%; 8/15/2014                            1,000,000       998,750
   Illinois Health Fac. Authority Rev.
     Bonds for Sarah Bush Lincoln
     Health Center;
     Series 1992; 7.25%; 5/15/2002               2,950,000     3,200,750
     Series 1996B; 6.00%; 2/15/2011              1,000,000     1,001,250
     Series 1996B; 5.50%; 2/15/2016              1,000,000       907,500
   Illinois Health Fac. Authority Rev.
     Bonds for South Suburban Hospital,
     Series 1992;
     7.00%; 2/15/2009                            $ 305,000   $   332,069
     7.00%; 2/15/2018                              720,000       801,000
   Illinois Health Fac. Authority Rev. Ref.
     Bonds for Advocate Healthcare,
     Series A; 6.75%; 4/15/2012                    680,000       727,600
   Regional Transportation Authority,
     Illinois General Obligation Bonds,
     Series 1994A; 6.25%; 6/1/2015               2,000,000     2,160,000

                                                              36,752,163
Indiana (7.82%)
   City of Mount Vernon, Indiana
     Pollution Control Rev. Bonds for
     Southern Indiana Gas & Electric
     Co. Project; 7.25%; 3/1/2014                  700,000       726,929
   City of Petersburg, Indiana Pollution
     Control Rev. Bonds, for Indianapolis
     Power & Light Co. Project,
     Series 1993A; 6.10%; 1/1/2016               4,000,000     4,175,000
   Indiana Health Fac. Financing Authority
     Hospital Rev. Bonds, Clarian Health
     Partners, Inc.; 5.50%; 2/15/2009            2,520,000     2,475,900
   Indiana Health Fac. Financing
     Authority Hospital Rev. Ref. Bonds,
     Schneck Memorial Hospital,
     Series 1998;
     4.70%; 2/15/2006                              500,000       470,625
     5.13%; 2/15/2017                              500,000       420,625
   Indiana Health Fac. Financing
     Authority Hospital Rev. Ref. Bonds,
     Welborn Memorial Baptist Hospital,
     Series 1993; 5.63%; 7/1/2023                1,860,000     1,953,000
   Lawrenceburg, Indiana Pollution
     Control Rev. Ref. Bonds, Indiana
     Michigan Power Co. Project,
     Series D; 7.00%; 4/1/2015                   1,000,000     1,041,250
     Series E; 5.90%; 11/1/2019                  3,220,000     3,095,225
   Warrick County, Indiana
     Environmental Improvement Rev.
     Bonds, Southern Indiana Gas &
     Electric, Series 1993B;
     6.00%; 5/1/2023                             1,190,000     1,164,713

                                                              15,523,267
Iowa (2.94%)
   City of Muscatine, Iowa Electric Rev.
     Ref. Bonds, Series 1986;
     6.00%; 1/1/2006                               150,000       150,189
     5.00%; 1/1/2007                             1,575,000     1,555,312
   Eddyville, Iowa IDR Ref. Bonds,
     Cargill, Inc. Project; 5.63%; 12/1/2013     1,000,000(a)    986,250
   Iowa Finance Authority Hospital Fac.
     Ref. Rev. Bonds for Jennie
     Edmundson Memorial Hospital;
     7.40%; 11/1/2006                              550,000       591,938
   Iowa Finance Authority Hospital Fac.
     Ref. Rev. Bonds, Iowa Health Systems,
     Series A, MBIA Insured;
     5.13%; 1/1/2028                             3,000,000     2,550,000

                                                               5,833,689
Kentucky (0.93%)
   City of Ashland, Kentucky Sewage
     and Solid Waste Rev. Bonds for
     Ashland, Inc. Project, Series 1995;
     7.13%; 2/1/2022                             $ 750,000   $   796,875
   City of Ashland, Kentucky Solid
     Waste Rev. Bonds for Ashland
     Oil, Inc. Project, Series 1991;
     7.20%; 10/1/2020                            1,000,000     1,045,000

                                                               1,841,875
Louisiana (1.02%)
   St. Charles Parish, Louisiana Pollution
     Control Rev. Bonds for Louisiana
     Power & Light Co. Project;
      7.50%; 6/1/2021                            1,950,000     2,032,875

Michigan (2.99%)
   Detroit, Michigan LOC Dev. Financing
     Authority Ref. Bonds, Senior Series A
     Chrysler Corp; 5.20%; 5/1/2010              1,700,000     1,655,375
   Michigan State Hospital Financing
     Authority Hospital Rev. Bonds for
     Detroit Medical Center, Obligated-A;
     5.25%; 8/15/2028                            1,500,000     1,173,750
   Michigan State Hospital Financing
     Authority Hospital Rev. Bonds for
     Detroit Medical Center, Series 1993B;
     5.75%; 8/15/2013                              600,000       537,750
     5.50%; 8/15/2023                            2,000,000     1,650,000
   Michigan State Hospital Financing
     Authority Rev. Ref. Bonds,
     Daughters of Charity National Health
     System; 5.50%; 11/1/2005                      900,000       920,250

                                                               5,937,125
Minnesota (0.73%)
   City of Bass Brook, Minnesota Pollution
     Control Rev. Ref. Bonds for
     Minnesota Power & Light Project;
     6.00%; 7/1/2022                             1,500,000     1,453,125

Mississippi (0.23%)
   Grenada County, Mississippi Rev. Ref.
     Bonds, Georgia Pacific Corp. Project;
     5.45%; 9/1/2014                               500,000       461,250

Missouri (1.12%)
   Missouri State Health & Educational
     Fac. Authority Health Fac. Rev.
     Bonds, BJC Health System,
     Series 1994A; 6.75%; 5/15/2012              2,000,000     2,227,500

Montana (0.97%)
   Forsyth, Montana Pollution Control
     Rev. Ref. Bonds, Montana Power
     Co., Colstrip Project, Series 1993A;
     6.13%; 5/1/2023                             2,000,000     1,935,000

Nebraska (0.49%)
   Dawson County, Nebraska Sanitary &
     Improvement General Obligation
     Ref. Bonds; 5.55%; 2/1/2017                $1,000,000  $   963,750

New Mexico (1.13%)
   City of Lordsburg, New Mexico
     Pollution Control Rev. Bonds
     for Phelps Dodge Corp. Project;
     6.50%; 4/1/2013                             2,150,000     2,246,750

North Carolina (2.29%)
   Martin County, North Carolina
     Industrial Fac. & Pollution Control
     Finance Authority Solid Waste
     Rev. Bonds, Weyerhaeuser;
     5.65%; 12/1/2023                            1,000,000       916,250
     6.80%; 5/1/2024                             2,000,000     2,097,500
   Wake County, North Carolina
     Industrial Fac. & Pollution Control
     Finance Authority Rev. Bond,
     Carolina Power & Light Co.;
     6.90%; 4/1/2009                             1,500,000     1,542,135

                                                               4,555,885
North Dakota (1.02%)
   Mercer County, North Dakota
     Pollution Control Rev. Bonds,
     Ottertail Power Co. Project,
     Series 1991; 6.90%; 2/1/2019                1,950,000     2,035,312

Ohio (4.58%)
   Akron Bath Copley, Ohio JT TWP
     Hospital District Rev. Hospital
     Facilities, Summa Health
     Systems, Series A;
     5.38%; 11/15/2018                           5,760,000     4,881,600
     5.38%; 11/15/2024                           1,000,000       822,500
   Lorain County, Ohio Hospital Ref.
     Bonds, Humility Mary Health
     Care, Series A; 5.90%; 12/15/2008           3,270,000     3,384,450

                                                               9,088,550
Oklahoma (1.23%)
   Tulsa Industrial Authority Rev. Bonds,
     St. John Medical Center Project,
     Series 1994;
     6.25%; 2/15/2014                            1,280,000     1,374,400
     6.25%; 2/15/2017                            1,000,000     1,073,750

                                                               2,448,150
Rhode Island (1.54%)
   Rhode Island State Industrial Facilities
     Corp. Marine Term Rev. Bonds,
     Mobil Oil Refining;
     6.00%; 11/1/2014                            2,900,000     3,055,875

South Carolina (4.67%)
   Darlington County, South Carolina
     Pollution Control Rev. Bonds for
     Carolina Power & Light;
     6.60%; 11/1/2010                            1,000,000     1,060,000
   Greenville Hospital System,
     South Carolina Hospital Fac.
     Rev. Ref. Bonds;  6.00%; 5/1/2020           $ 230,000   $   221,950
     Series C; 5.50%; 5/1/2016                   2,500,000     2,321,875
   Oconee County, South Carolina
     Pollution Control Rev. Ref. Bonds,
     Duke Energy Corp. Project, Series
     1993; 5.80%; 4/1/2014                       2,000,000     2,002,500
   York County, South Carolina Exempt
     Fac. Industrial Rev. Bonds for
     Hoechst Celanese Project,
     Series 1994; 5.70%; 1/1/2024                2,000,000     1,815,000
   York County, South Carolina Pollution
     Control Rev. Bonds, Bowater, Inc.
     Project; 7.63%; 3/1/2006                    1,700,000     1,850,875

                                                               9,272,200
South Dakota (0.53%)
   Pennington County, South Dakota
     Pollution Control Rev. Ref. Bonds
     for Black Hills Power & Light Co.
     Project; 6.70%; 6/1/2010                    1,000,000     1,046,250

Tennessee (1.39%)
   County of Louden, Tennessee Industrial
     Development Solid Waste;
     6.20%; 2/1/2023                             1,950,000     1,974,375
   Memphis-Shelby Co. Airport Authority
     Special Facility Rev. Bonds, Ref.
     Series 97, Federal Express Corp.;
     5.35%; 9/1/2012                               825,000       783,750

                                                               2,758,125
Texas (11.12%)
   Brazos River Authority, Texas Rev.
     Industrial Bonds Project-A Houston
     Industries, Inc.; 5.13%; 5/1/2019           2,000,000     1,767,500
   Cass County, Texas Industrial
     Dev. Corp. Pollution Control
     Rev. Bonds for International
     Paper Co., Series B;
     5.35%; 4/1/2012                             3,750,000     3,576,562
   Guadalupe-Blanco River Authority,
     Texas Industrial Dev. Corp.
     Pollution  Control Rev.,
     EI Dupont de Nemours,
     1982 Series A; 6.35%; 7/1/2022              2,500,000     2,584,375
   Gulf Coast Waste Disposal Authority
     Texas Waste Disposal Rev., Valero
     Energy Corp. Project;
     5.70%; 4/1/2032                             2,000,000     1,740,000
   IDC Port of Corpus Christi Rev. Ref.
     Bonds, Port Fac. Rev. Bonds,
     Valero Energy Corp.; 5.13%; 4/1/2009        1,000,000       943,750
   IDC Port of Corpus Christi Rev. Ref.
     Bonds, Valero Refining & Marketing
     Co. Project; 5.40%; 4/1/2018                2,000,000     1,770,000
   Matagorda County, Texas
     Navigational District No. 1 Pollution
     Control Rev. Bonds for Central
     Power & Light Co.;
     6.00%; 7/1/2028                             1,000,000       948,750
   Milam County, Texas Industrial Dev.
     Corp. Pollution Control Rev. Ref.
     Bonds, Alcoa Project;
     5.65%; 12/1/2012                           $2,000,000   $ 2,005,000
   Red River Authority, Texas Pollution
     Control Rev. Bonds, Hoechst
     Celanese Corp. Project;
     5.20%; 5/1/2007                             2,825,000     2,722,594
   San Antonio Texas Electric & Gas,
     Series A; 4.50%; 2/1/2021                   3,715,000     2,958,069
   Tarrant County, Texas Health Fac.
     Dev. Corp., Harris Methodist Health
     System Rev. Bonds; 5.90%; 9/1/2006          1,000,000     1,058,750

                                                              22,075,350
Utah (0.88%)
   Intermountain Power Agency, Utah
     Power Supply, Rev. Ref. Bonds,
     Series 1996D; 5.00%; 7/1/2021               2,000,000     1,740,000

Virginia (2.76%)
   Albemarle County, Virginia IDA
     Hospital Rev. Ref. Bonds, Martha
     Jefferson Hospital; 5.50%; 10/1/2015        1,900,000     1,816,875
   Bedford County, Virginia Industrial Dev.
     Nekoosa Packing Corp., Georgia
     Pacific; 5.60%; 12/1/2025                   2,500,000     2,218,750
   Chesapeake, Virginia IDA Rev. Ref.
     Bonds for Cargill, Inc. Project;
     5.88%; 3/1/2013                             1,410,000     1,432,912

                                                               5,468,537
Washington (2.73%)
   City of Seattle, Washington Municipal
     Light and Power Rev. Bonds;
     1993; 5.10%; 11/1/2005                      1,950,000     1,979,250
     1994; 6.63%; 7/1/2016                       1,000,000     1,095,000
     5.00%; 7/1/2018                             1,225,000     1,071,875
     1998; 4.88%; 6/1/2021                       1,500,000     1,263,750

                                                               5,409,875
West Virginia (6.80%)
   Braxton County, West Virginia Solid
     Waste Disposal Rev. Weyerhaeuser
     Co.; 5.40%; 5/1/2025                        2,000,000     1,775,000
Marshall County, West Virginia
     Pollution Control Rev. Bonds
     for Ohio Power Co. Project;
     Series C; 6.85%; 6/1/2022                   1,200,000     1,252,500
     Series D; 5.90%; 4/1/2022                   4,500,000     4,511,250
   Pleasants County, West Virgina
     Pollution Control Rev. Bonds
     for Potomac Edison Co.;
     6.15%; 5/1/2015                             2,000,000     2,045,000
   Putnam County, West Virginia
     Pollution Control Rev. Bonds for
     Appalachian Power Co. Project,
     Series C; 6.60%; 7/1/2019                   3,875,000     3,928,281

                                                              13,512,031
Wisconsin (2.85%)
   Kaukauna, Wisconsin Pollution
     Control Rev. Ref. Bonds for
     International Paper Co. Project,
     Series A;  5.40%; 5/1/2004                 $3,610,000   $ 3,628,050
   Wisconsin Health & Educational
     Fac. Authority Rev. Bonds;
     Series 1995; Franciscan Skemp
     Medical Center, Inc.;
     5.88%; 11/15/2010                           1,000,000     1,017,500
     6.13%; 11/15/2015                           1,000,000     1,021,250

                                                               5,666,800


                Total Long-Term Tax-Exempt Bonds             187,319,072

Other (3.37%)

   Municipal Fund for Temporary Investment -
     Munifund Provident Institutional Funds      6,700,000     6,700,000


            Total Portfolio Investments (97.70%)             194,019,072


Cash, receivables and other assets,
   net of liabilities (2.30%)                                  4,570,918


                      Total Net Assets (100.00%)            $198,589,990


(a)Restricted security - See Note 4 to the financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
Class A shares                                                 1999         1998        1997          1996        1995
                                                               ----         ----        ----          ----        ----
Net Asset Value, Beginning of Period.....................     $11.59       $11.44      $11.17        $11.42      $10.27
Income from Investment Operations:
   Net Investment Income(b)..............................        .70          .71         .75           .76         .78
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.91)         .16         .33          (.25)       1.16

                        Total from Investment Operations         .21          .87        1.08           .51        1.94

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.69)        (.72)       (.81)         (.76)       (.78)
   Distributions from Capital Gains......................       --           --          --            --          (.01)
   Excess Distributions from Capital Gains...............       (.03)        --          --            --          --

                       Total Dividends and Distributions        (.72)        (.72)       (.81)         (.76)       (.79)

Net Asset Value, End of Period...........................     $10.66       $11.59      $11.44        $11.17      $11.42

Total Return(c) .........................................    (1.92)%        7.76%      10.15%         4.74%      19.73%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $145,975     $148,081    $126,427      $113,437    $106,962
   Ratio of Expenses to Average Net Assets(b)............      1.04%         .95%        .95%          .95%        .94%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.25%        6.19%       6.70%         6.85%       7.26%
   Portfolio Turnover Rate...............................      48.9%        15.2%       12.8%          3.4%        5.1%

PRINCIPAL BOND FUND, INC.(a)
Class B shares                                                 1999         1998        1997          1996        1995(d)
                                                               ----         ----        ----          ----        ----
et Asset Value, Beginning of Period.....................     $11.58       $11.42      $11.15        $11.41      $10.19
Income from Investment Operations:
   Net Investment Income(b)..............................        .61          .63         .67           .67         .63
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.91)         .16         .31          (.25)       1.19

                        Total from Investment Operations        (.30)         .79         .98           .42        1.82

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.60)        (.63)       (.71)         (.68)       (.60)
   Excess Distributions from Capital Gains...............       (.03)        --          --            --          --

                       Total Dividends and Distributions        (.63)        (.63)       (.71)         (.68)       (.60)

Net Asset Value, End of Period...........................     $10.65       $11.58      $11.42        $11.15      $11.41

Total Return(c) .........................................    (2.68)%        7.04%       9.20%         3.91%      17.98%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $25,451      $22,466     $13,403        $7,976      $2,708
   Ratio of Expenses to Average Net Assets(b)............      1.79%        1.67%       1.70%         1.69%       1.59%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.50%        5.45%       5.92%         6.14%       6.30%(f)
   Portfolio Turnover Rate...............................      48.9%        15.2%       12.8%          3.4%        5.1%(f)


PRINCIPAL BOND FUND, INC.(a)
Class C shares                                                 1999(g)
                                                               ----
Net Asset Value, Beginning of Period.....................     $10.90
Income from Investment Operations:
   Net Investment Income(b)..............................        .20
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.24)

                        Total from Investment Operations        (.04)

Less Dividends:
   Dividends from Net Investment Income................         (.20)

                                         Total Dividends        (.20)

Net Asset Value, End of Period...........................     $10.66

Total Return(c) .........................................     (.40)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $271
   Ratio of Expenses to Average Net Assets(b)............      1.84%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.81%(f)
   Portfolio Turnover Rate...............................      48.9%(f)


PRINCIPAL BOND FUND, INC.(a)
Class R shares                                                 1999         1998        1997          1996(h)
                                                               ----         ----        ----          ----
Net Asset Value, Beginning of Period.....................     $11.59       $11.43      $11.16        $11.27
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .63          .63         .71           .51
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.90)         .16         .30          (.13)

                        Total from Investment Operations        (.27)         .79        1.01           .38

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.62)        (.63)       (.74)         (.49)

   Excess Distributions from Capital Gains...............       (.03)        --          --            --

                       Total Dividends and Distributions        (.65)        (.63)       (.74)         (.49)

Net Asset Value, End of Period...........................     $10.67       $11.59      $11.43        $11.16

Total Return(c) .........................................    (2.45)%        7.05%       9.49%         3.75%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $16,096      $12,196      $5,976          $525
   Ratio of Expenses to Average Net Assets(b)............      1.61%        1.45%       1.45%         1.28%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.68%        5.66%       6.11%         6.51%(f)
   Portfolio Turnover Rate...............................      48.9%        15.2%       12.8%          3.4%(f)


FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class A shares                                                 1999         1998        1997          1996        1995
                                                               ----         ----        ----          ----        ----
Net Asset Value, Beginning of Period.....................     $11.63       $11.51      $11.26        $11.31      $10.28
Income from Investment Operations:
   Net Investment Income.................................        .69          .70         .70           .70         .71
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.52)         .12         .29          (.05)       1.02

                        Total from Investment Operations         .17          .82         .99           .65        1.73

Less Dividends:
   Dividends from Net Investment Income..................       (.70)        (.70)       (.74)         (.70)       (.70)

                                        Total Dividends         (.70)        (.70)       (.74)         (.70)       (.70)

Net Asset Value, End of Period...........................     $11.10       $11.63      $11.51        $11.26      $11.31

Total Return(c) .........................................      1.47%        7.38%       9.23%         6.06%      17.46%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $237,811     $251,455    $249,832      $259,029    $261,128
   Ratio of Expenses to Average Net Assets...............       .89%         .86%        .84%          .81%        .87%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.04%        6.07%       6.19%         6.31%       6.57%
   Portfolio Turnover Rate...............................      19.4%        17.1%       10.8%         25.9%       10.1%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class B shares                                                 1999         1998        1997          1996        1995(d)
                                                               ----         ----        ----          ----        ----
Net Asset Value, Beginning of Period.....................     $11.60       $11.50      $11.23        $11.29      $10.20
Income from Investment Operations:
   Net Investment Income.................................        .61          .62         .64           .61         .56
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.54)         .12         .29          (.05)       1.07

                        Total from Investment Operations         .07          .74         .93           .56        1.63

Less Dividends:
   Dividends from Net Investment Income..................       (.62)        (.64)       (.66)         (.62)       (.54)

                                        Total Dividends         (.62)        (.64)       (.66)         (.62)       (.54)

Net Asset Value, End of Period...........................     $11.05       $11.60      $11.50        $11.23      $11.29

Total Return(c) .........................................      0.65%        6.60%       8.65%         5.17%      16.07%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $29,751      $24,370     $15,431       $11,586      $4,699
   Ratio of Expenses to Average Net Assets...............      1.63%        1.57%       1.39%         1.60%       1.53%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.30%        5.43%       5.63%         5.53%       5.68%(f)
   Portfolio Turnover Rate...............................      19.4%        17.1%       10.8%         25.9%       10.1%(f)


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class C shares                                                 1999(g)
                                                               ----
Net Asset Value, Beginning of Period.....................     $11.17
Income from Investment Operations:
   Net Investment Income.................................        .19
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.07)

                        Total from Investment Operations         .12

Less Dividends:
   Dividends from Net Investment Income..................       (.19)

                                         Total Dividends        (.19)

Net Asset Value, End of Period...........................     $11.10

Total Return(c) .........................................      1.11%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $332
Ratio of Expenses to Average Net Assets..................      1.73%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.29%(f)
   Portfolio Turnover Rate...............................      19.4%(f)


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class R shares                                                 1999         1998        1997          1996(h)
                                                               ----         ----        ----          ----
Net Asset Value, Beginning of Period.....................     $11.55       $11.42      $11.21        $11.27
Income from Investment Operations:
   Net Investment Income.................................        .61          .61         .64           .47
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.52)         .13         .24          (.08)

                        Total from Investment Operations         .09          .74         .88           .39

Less Dividends:
   Dividends from Net Investment Income:.................       (.61)        (.61)       (.67)         (.45)

                                        Total Dividends         (.61)        (.61)       (.67)         (.45)

Net Asset Value, End of Period...........................     $11.03       $11.55      $11.42        $11.21

Total Return(c) .........................................       .78%        6.66%       8.19%         3.76%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $11,539       $8,156      $4,152          $481
   Ratio of Expenses to Average Net Assets...............      1.53%        1.64%       1.79%         1.18%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.40%        5.39%       5.21%         5.84%(f)
   Portfolio Turnover Rate...............................      19.4%        17.1%       10.8%         25.9%(f)


FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as oted):

PRINCIPAL HIGH YIELD FUND, INC.(a)
Class A shares                                                 1999         1998        1997          1996        1995
                                                               ----         ----        ----          ----        ----
Net Asset Value, Beginning of Period.....................      $7.63        $8.52       $8.27         $8.06       $7.83
Income from Investment Operations:
   Net Investment Income.................................        .63          .64         .67           .68         .68
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.41)        (.88)        .31           .23         .20

                        Total from Investment Operations         .22         (.24)        .98           .91         .88

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.63)        (.64)       (.73)         (.70)       (.65)

   Excess Distribution of Net Investment Income(i)              (.01)        (.01)       --            --          --

                       Total Dividends and Distributions        (.64)        (.65)       (.73)         (.70)       (.65)

Net Asset Value, End of Period...........................      $7.21        $7.63       $8.52         $8.27       $8.06

Total Return(c) .........................................      2.81%      (3.18)%      12.33%        11.88%      11.73%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $30,065      $33,474     $38,239       $28,432     $23,396
   Ratio of Expenses to Average Net Assets...............      1.31%        1.40%       1.22%         1.26%       1.45%
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.23%        7.71%       7.99%         8.49%       8.71%
   Portfolio Turnover Rate...............................      86.1%        65.9%       39.2%         18.8%       40.3%


PRINCIPAL HIGH YIELD FUND, INC.(a)
Class B shares                                                 1999         1998        1997          1996        1995(d)
                                                               ----         ----        ----          ----        ----
Net Asset Value, Beginning of Period.....................      $7.59        $8.47       $8.22         $8.05       $7.64
Income from Investment Operations:
   Net Investment Income.................................        .57          .57         .62           .60         .53
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.41)        (.87)        .28           .20         .38

                        Total from Investment Operations         .16         (.30)        .90           .80         .91

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.57)        (.57)       (.65)         (.63)       (.50)
   Excess Distribution of Net Investment Income(i)              (.01)        (.01)       --            --          --

                       Total Dividends and Distributions        (.58)        (.58)       (.65)         (.63)       (.50)

Net Asset Value, End of Period...........................      $7.17        $7.59       $8.47         $8.22       $8.05

Total Return(c) .........................................      2.02%      (3.93)%      11.31%        10.46%      12.20%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $7,467       $8,527      $6,558        $2,113        $633
   Ratio of Expenses to Average Net Assets...............      1.99%        2.34%       2.13%         2.38%       2.10%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      7.55%        6.78%       7.03%         7.39%       7.78%(f)
   Portfolio Turnover Rate...............................      86.1%        65.9%       39.2%         18.8%       40.3%(f)


PRINCIPAL HIGH YIELD FUND, INC.(a)
Class C shares                                                 1999(g)
                                                               ----
Net Asset Value, Beginning of Period.....................      $7.48
Income from Investment Operations:
   Net Investment Income.................................        .18
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.25)

                        Total from Investment Operations        (.07)
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.18)
   Excess Distributions of Net Investment Income(i)......       (.01)

                       Total Dividends and Distributions        (.19)

Net Asset Value, End of Period...........................      $7.22

Total Return(c) .........................................     (.99)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $182
   Ratio of Expenses to Average Net Assets...............      2.01%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      7.15%(f)
   Portfolio Turnover Rate...............................      86.1%(f)


PRINCIPAL HIGH YIELD FUND, INC.(a)
Class R shares                                                 1999         1998        1997          1996(h)
                                                               ----         ----        ----          ----
Net Asset Value, Beginning of Period.....................      $7.51        $8.40       $8.20         $8.21
Income from Investment Operations:
   Net Investment Income.................................        .56          .57         .62           .46
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.40)        (.87)        .26          (.03)

                        Total from Investment Operations         .16         (.30)        .88           .43

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.56)        (.58)       (.68)         (.44)
   Excess Distribution of Net Investment Income(i)              (.03)        (.01)       --            --

                       Total Dividends and Distributions        (.59)        (.59)       (.68)         (.44)

Net Asset Value, End of Period...........................      $7.08        $7.51       $8.40         $8.20

Total Return(c) .........................................      2.01%      (3.97)%      11.14%         5.60%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $2,598       $2,734      $1,961          $124
   Ratio of Expenses to Average Net Assets...............      2.09%        2.28%       2.42%         1.59%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      7.43%        6.84%       6.70%         7.84%(f)
   Portfolio Turnover Rate...............................      86.1%        65.9%       39.2%         18.8%(f)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class A shares                                                 1999         1998        1997          1996(j)
                                                               ----         ----        ----          ----
Net Asset Value, Beginning of Period.....................      $9.93        $9.88       $9.89         $9.90
Income from Investment Operations:
   Net Investment Income.................................        .57          .57         .61           .38
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)         .06         .03          (.04)

                        Total from Investment Operations         .18          .63         .64           .34

Less Dividends:
   Dividends from Net Investment Income..................       (.57)        (.58)       (.65)         (.35)

                                        Total Dividends         (.57)        (.58)       (.65)         (.35)

Net Asset Value, End of Period...........................      $9.54        $9.93       $9.88         $9.89

Total Return(c) .........................................      1.83%        6.57%       6.75%         3.62%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $27,096      $27,632     $20,567       $17,249
   Ratio of Expenses to Average Net Assets(b)............      1.00%         .82%        .90%          .89%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.76%        5.86%       6.20%         6.01%(f)
   Portfolio Turnover Rate...............................      20.9%        23.8%       17.4%         16.5%(f)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class B shares                                                 1999         1998        1997          1996(j)
                                                               ----         ----        ----          ----
Net Asset Value, Beginning of Period.....................      $9.98        $9.90       $9.89         $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .52          .54         .56           .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)         .06         .04          (.05)

                        Total from Investment Operations         .13          .60         .60           .31

Less Dividends:
   Dividends from Net Investment Income..................       (.51)        (.54)       (.59)         (.32)

                                        Total Dividends         (.51)        (.54)       (.59)         (.32)

Net Asset Value, End of Period...........................      $9.60        $9.98       $9.90         $9.89

Total Return(c) .........................................      1.29%        6.24%       6.31%         3.32%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $2,696       $1,705        $625          $112
   Ratio of Expenses to Average Net Assets(b)............      1.35%        1.22%       1.24%         1.15%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.41%        5.44%       5.84%         5.75%(f)
   Portfolio Turnover Rate...............................      20.9%        23.8%       17.4%         16.5%(f)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class C shares                                                 1999(g)
                                                               ----
Net Asset Value, Beginning of Period.....................      $9.64
Income from Investment Operations:
   Net Investment Income.................................        .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.08)

                        Total from Investment Operations         .08
Less Dividends:
   Dividends from Net Investment Income..................       (.16)

                                         Total Dividends        (.16)

Net Asset Value, End of Period...........................      $9.56

Total Return(c) .........................................        .84(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $350
   Ratio of Expenses to Average Net Assets...............      1.34%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.52%(f)
   Portfolio Turnover Rate...............................      20.9%(f)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class R shares                                                 1999         1998        1997          1996(h)
                                                               ----         ----        ----          ----
Net Asset Value, Beginning of Period.....................      $9.93        $9.85       $9.88         $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .50          .52         .54           .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)         .07         .03          (.06)

                        Total from Investment Operations         .11          .59         .57           .30

Less Dividends:
   Dividends from Net Investment Income..................       (.49)        (.51)       (.60)         (.32)

                                        Total Dividends         (.49)        (.51)       (.60)         (.32)

Net Asset Value, End of Period...........................      $9.55        $9.93       $9.85         $9.88

Total Return(c) .........................................      1.13%        6.12%       6.01%         3.24%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $3,276       $2,034        $606           $83
   Ratio of Expenses to Average Net Assets(b)............      1.41%        1.44%       1.48%         1.40%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.35%        5.21%       5.60%         5.64%(f)
   Portfolio Turnover Rate...............................      20.9%        23.8%       17.4%         16.5%(f)


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
Class A shares                                                 1999         1998        1997          1996        1995
                                                               ----         ----        ----          ----        ----
Net Asset Value, Beginning of Period.....................     $12.59       $12.38      $12.04        $11.98      $10.93
Income from Investment Operations:
   Net Investment Income.................................        .60          .60         .63           .64         .65
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.90)         .22         .39           .07        1.05

                        Total from Investment Operations         .30          .82        1.02           .71        1.70

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.59)        (.61)       (.68)         (.65)       (.65)
   Distributions from Capital Gains......................       (.01)        --          --            --          --

                       Total Dividends and Distributions        (.60)        (.61)       (.68)         (.65)       (.65)

Net Asset Value, End of Period...........................     $11.69       $12.59      $12.38        $12.04      $11.98

Total Return(c) .........................................    (2.51)%        6.76%       8.71%         6.08%       16.03%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $186,973     $204,865    $193,007      $187,180    $179,715
   Ratio of Expenses to Average Net Assets...............       .80%         .83%        .79%          .78%        .83%
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.84%        4.83%       5.14%         5.34%       5.67%
   Portfolio Turnover Rate...............................      15.6%         6.6%        8.9%          9.8%       17.6%


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
Class B shares                                                 1999         1998        1997          1996        1995(d)
                                                               ----         ----        ----          ----        ----
Net Asset Value, Beginning of Period.....................     $12.59       $12.39      $12.02        $11.96      $10.56
Income from Investment Operations:
   Net Investment Income.................................        .53          .53         .55           .55         .50
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.89)         .20         .40           .06        1.38

                        Total from Investment Operations        (.36)         .73         .95           .61        1.88

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.53)       (.58)         (.55)       (.48)
   Distributions from Capital Gains......................       (.01)        --          --            --          --

                       Total Dividends and Distributions        (.53)        (.53)       (.58)        (.55)        (.48)

Net Asset Value, End of Period...........................     $11.70       $12.59      $12.39        $12.02      $11.96

Total Return(c) .........................................    (3.01)%        6.01%       8.08%         5.23%      17.97%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $11,480      $11,419      $7,783        $5,794      $3,486
   Ratio of Expenses to Average Net Assets...............      1.32%        1.43%       1.45%         1.52%       1.51%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.32%        4.22%       4.46%         4.59%       4.78%(f)
   Portfolio Turnover Rate...............................      15.6%         6.6%        8.9%          9.8%       17.6%(f)


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
Class C shares                                                 1999(g)
                                                               ----

Net Asset Value, Beginning of Period.....................     $12.16
Income from Investment Operations:
   Net Investment Income.................................        .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.47)

                        Total from Investment Operations        (.31)
Less Dividends:
   Dividends from Net Investment Income..................       (.16)

                                         Total Dividends        (.16)

Net Asset Value, End of Period...........................     $11.69

Total Return(c) .........................................    (2.59)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $136
   Ratio of Expenses to Average Net Assets...............      3.96%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      1.78%(f)
   Portfolio Turnover Rate...............................      15.6%(f)

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

                                Former Fund Name                                       New Fund Name
                  Princor Bond Fund, Inc.                              Principal Bond Fund, Inc.
                  Princor Government Securites Income Fund, Inc.       Principal Government Securities Income Fund, Inc.
                  Princor High Yield Fund, Inc.                        Principal High Yield Fund, Inc.
                  Princor Limited Term Bond Fund, Inc.                 Principal Limited Term Bond Fund, Inc.
                  Princor Tax-Exempt Bond Fund, Inc.                   Principal Tax-Exempt Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment       to Average Net         Amount
                                                     as Noted           Income               Assets             Waived

         Principal Bond Fund, Inc.:*
              Class A                                 1998                $.70               1.04%             $121,092
                                                      1997                 .74                .98                41,256
                                                      1996                 .76                .97                22,536
                                                      1995                 .77               1.02                86,018

              Class B                                 1998                 .62               1.81                26,130
                                                      1997                 .66               1.79                 8,982
                                                      1996                 .67               1.79                 5,874
                                                      1995(d)              .62               1.62(f)                300

              Class R                                 1998                 .61               1.72                25,144
                                                      1997                 .69               1.78                10,427
                                                      1996(h)              .51               1.28(f)                  3

         Principal Limited Term Bond Fund, Inc.:
              Class A                                 1999                 .55               1.14                40,285
                                                      1998                 .55               1.13                76,952
                                                      1997                 .59               1.15                46,271
                                                      1996(j)              .37               1.16(f)             22,716

              Class B                                 1999                 .47               1.92                14,004
                                                      1998                 .47               2.36                11,537
                                                      1997                 .46               3.82                 6,528
                                                      1996(j)              .34               1.94(f)                259

              Class C                                 1999(g)              .15               2.05(f)                488

              Class R                                 1999                 .46               2.02                11,951
                                                      1998                 .46               2.22                11,781
                                                      1997                 .43               2.95                 6,831
                                                      1996(h)              .35               1.79(f)                 60

*    The Manager ceased its waiver of expenses for Principal Bond Fund, Inc. on October 31, 1998.


(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Certain of the Income Funds' Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Income Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                                                     Per Share            Per Share
                                                                  Net Investment         Unrealized
                                                                      Income               (Loss)

           Principal Bond Fund, Inc.                                   $.01                 $ --
           Principal Government Securities Income Fund, Inc.            .01                  (.02)
           Principal High Yield Fund, Inc.                              .01                  (.03)
           Principal Tax-Exempt Bond Fund, Inc.                         --                   (.05)

(e)  Total return amounts have not been annualized.

(f)  Computed on an annualized basis.

(g) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(h) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds' Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds' Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                                                   Per Share
                                                               Unrealized (Loss)

           Principal Bond Fund, Inc.                                 $(.03)
           Principal Government Securities Income Fund, Inc.          (.03)
           Principal Limited Term Bond Fund, Inc.                     (.02)

(i) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(j) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.

October 31, 1999

STATEMENT OF ASSETS AND LIABILITIES


                                                              Principal Cash
                                                                Management
MONEY MARKET FUND                                               Fund, Inc.


    Assets
    Investment in securities -- at value
       (approximates cost) (Note 1)...........                  $371,801,273
    Cash......................................                     1,737,786
    Receivables:
       Interest ..............................                       822,115
       Capital Shares sold....................                     1,218,500
    Other assets..............................                        23,489

                                 Total Assets                    375,603,163

    Liabilities
    Accrued expenses..........................                       293,935
    Payables:
       Capital Shares reacquired..............                       601,370

                            Total Liabilities                        895,305


    Net Assets Applicable to
    Outstanding Shares........................                  $374,707,858



    Net Assets Consist of:
    Capital Stock.............................                  $  3,747,079
    Additional paid-in capital................                   370,960,779


                             Total Net Assets                   $374,707,858



    Capital Stock (par value: $.01 a share):
    Shares authorized.........................                 2,000,000,000

    Net Asset Value Per Share:
    Class A: Net Assets.......................                  $352,674,787
             Shares issued and outstanding....                   352,674,787
             Net asset value per share........                        $1.000



    Class B: Net Assets.......................                    $6,330,129
             Shares issued and outstanding....                     6,330,129
             Net asset value per share(a).....                        $1.000


    Class C: Net Assets.......................                      $131,884
             Shares issued and outstanding....                       131,884
             Net asset value per share(a).....                        $1.000


    Class R: Net Assets.......................                   $15,571,058
             Shares issued and outstanding....                    15,571,058
             Net asset value per share........                        $1.000


    (a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


   See accompanying notes.

Year Ended October 31, 1999

                                                         STATEMENT OF OPERATIONS


                                                             Principal Cash
                                                               Management
MONEY MARKET FUND                                              Fund, Inc.



    Net Investment Income
    Interest income.........................                  $18,028,128

    Expenses:
       Management and investment
          advisory fees (Note 3)............                    1,526,404
       Distribution and shareholder
          servicing fees (Notes 1 and 3)....                       77,539
       Transfer and administrative
          services (Notes 1 and 3)..........                      788,303
       Registration fees (Note 1)...........                       94,429
       Custodian fees.......................                        6,832
       Directors' fees......................                        8,041
       Other................................                       18,921

                              Total Expenses                    2,520,469


                     Net Investment Income                    $15,507,659


See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS



                                                              Principal Cash
                                                                Management
MONEY MARKET FUND                                               Fund, Inc.




                                                         1999              1998

    Operations
    Net investment income ..................        $ 15,507,659      $   28,360,062

    Dividends to Shareholders from Net
    Investment Income:
       Class A..............................         (14,771,870)        (28,008,033)
       Class B..............................            (179,184)            (70,945)
       Class C(a)...........................              (1,121)                N/A
       Class R .............................            (555,484)           (281,084)

                             Total Dividends         (15,507,659)        (28,360,062)

    Capital Share Transactions (Note 4)
    Shares sold:
       Class A..............................         717,610,854       2,363,859,504
       Class B..............................          10,129,211           5,040,642
       Class C(a)...........................             131,662                 N/A
       Class R .............................          20,194,531          11,918,726

    Class A shares issued in connection with the
       acquisition of Principal Tax-Exempt
       Cash Management Fund, Inc. (Note 6)..          19,506,825                 N/A

    Shares issued in reinvestment of dividends:
       Class A..............................          14,313,193          26,466,497
       Class B..............................             170,825              66,630
       Class C(a)...........................                 222                 N/A
       Class R .............................             536,604             273,695

    Shares redeemed:
       Class A..............................        (693,673,532)     (2,931,480,148)
       Class B..............................          (7,572,270)         (2,497,006)
       Class C(a)...........................              --                     N/A
       Class R .............................         (15,573,852)         (6,074,611)


       Net Increase (Decrease) in Net Assets
             from Capital Share Transactions          65,774,273        (532,426,071)


                   Total Increase (Decrease)          65,774,273        (532,426,071)

    Net Assets
    Beginning of year.......................         308,933,585         841,359,656

    End of year.............................        $374,707,858      $  308,933,585


    (a)Period from June 30, 1999 through October 31, 1999.


   See accompanying notes.

NOTES TO FINANCIAL STATEMENTS


  Principal Cash Management Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Cash Management Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and operates in the mutual fund industry.

A significant portion of the shares issued by Principal Cash Management Fund, Inc. Class A shares has been issued through Principal Financial Securities, Inc. ("PFS"), a previously affiliated broker-dealer. PFS was sold in January, 1998. Subsequent to the sale, assets of PFS clients of approximately $536 million were redeemed from Principal Cash Management Fund, Inc. Class A shares.

On June 30, 1999, the initial purchase of Class C shares of the Fund was made by Principal Life Insurance Company (See Note 3). Effective June 30, 1999, the Fund began offering Class C shares to the public.

Shares of the Fund are sold at net asset value; no sales charge applies to purchases of the Fund. Certain purchases of Class A shares of the Fund may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months of purchase. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but a subject to a CDSC on certain redemptions made within twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares based on relative net asset value (without a sales charge) seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares based on relative net asset value (without a sales charge) four years after purchase. All classes of shares in the Fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class.

The Fund allocates daily all income, expenses (other than class-specific expenses), and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Principal Cash Management Fund, Inc. class-specific expenses charged to each class during the period ended October 31, 1999, which are included in the corresponding captions of the Statement of Operations, were as follows:


                Distribution and                             Transfer and
           Shareholder Servicing Fees                   Administrative Services                        Registration Fees

    Class A    Class B    Class C    Class R    Class A    Class B    Class C    Class R    Class A    Class B    Class C    Class R

      N/A      $15,843     $371      $61,325   $171,597    $3,846      $250      $6,941     $44,628    $7,100       $--      $8,762


The Fund values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The Fund records investment transactions generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis.

The Fund may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Fund's cash balance to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.

The Fund declares all net investment income and any realized gains and losses from investment transactions as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the years ended October 31, 1999 and 1998 were not material.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund's investments are with various issuers in various industries. The Schedule of Investments contained herein summarizes concentration of credit risk by issuer and industry.


Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because the fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.


Note 3 -- Management Agreement and Transactions With Affiliates

The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund's average daily net assets. The annual rate used in this calculation for the Fund is as follows:

                                                         Net Asset Value of Funds
                                                               (in millions)

                               First             Next              Next             Next              Over
                               $100              $100              $100             $100              $400

                               0.50%            0.45%             0.40%            0.35%             0.30%

The Fund also reimburses the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% of the lesser of the current market value or the cost of shares being redeemed. The aggregate amount of these charges retained by Princor Financial Services Corporation for the year ended October 31, 1999, was $19,069 and $57,689 for Class A and Class B shares of the fund, respectively.

No brokerage commissions were paid by the Fund to affiliated broker dealers during the year ended October 31, 1999.

Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

The Fund bears distribution and shareholder servicing fees with respect to each Class computed at an annual rate of the average daily net assets attributable to each Class of the Fund. The annual rate will not exceed the following limits:

                                                               Class A           Class B           Class C           Class R

   Distribution and Shareholder Servicing fees                    N/A              1.00%            1.00%              .75%

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the Fund.

At October 31, 1999, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company, benefit plans sponsored on behalf of Principal Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Life Insurance Company is a participant) owned Class A and Class C shares of the Fund of 23,029,086 and 100,114, respectively.


Note 4 -- Capital Share Transactions

Transactions in Capital Shares were as follows:

                                                                      Principal Cash
                                                                        Management
                                                                        Fund, Inc.

   Periods Ended October 31, 1999:
   Shares sold:
     Class A  ................................................           717,610,854
     Class B   ...............................................            10,129,211
     Class C   ...............................................               131,662
     Class R  ................................................            20,194,531
   Shares issued in connection with the acquisition of Principal Tax-Exempt Cash
    Management Fund, Inc. (Note 6):
     Class A .................................................            19,506,825
     Class B .................................................                   N/A
     Class C   ...............................................                   N/A
     Class R  ................................................                   N/A
   Shares issued in reinvestment of dividends:
     Class A   ...............................................            14,313,193
     Class B   ...............................................               170,825
     Class C   ...............................................                   222
     Class R  ................................................               536,604
   Shares redeemed:
     Class A   ...............................................          (693,673,532)
     Class B   ...............................................            (7,572,270)
     Class C   ...............................................               --
     Class R  ................................................           (15,573,852)


                                                 Net Increase             65,774,273



                                                                      Principal Cash
                                                                        Management
                                                                        Fund, Inc.

  Year Ended October 31, 1998:
  Shares sold:
    Class A  .................................................         2,363,859,504
    Class B   ................................................             5,040,642
    Class R  .................................................            11,918,726
  Shares issued in reinvestment of dividends:
    Class A ..................................................            26,466,497
    Class B ..................................................                66,630
    Class R  .................................................               273,695
  Shares redeemed:
    Class A   ................................................        (2,931,480,148)
    Class B   ................................................            (2,497,006)
    Class R  .................................................            (6,074,611)


                                                 Net Decrease           (532,426,071)






Note 5 -- Line of Credit

The Fund participates with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At October 31, 1999, the Fund had no outstanding borrowings under the line of credit.


Note 6 -- Acquisition of Principal Tax-Exempt Cash Management Fund, Inc.

On April 8, 1999, Principal Cash Management Fund, Inc. acquired all the assets and assumed all the liabilities of Principal Tax-Exempt Cash Management Fund, Inc. pursuant to a plan of acquisition approved by shareholders of Principal Tax-Exempt Cash Management Fund, Inc. on April 7, 1999. The acquisition was accomplished by a tax-free exchange of 19,506,825 Class A shares of Principal Cash Management Fund, Inc. (valued at $19,506,825) for the 19,506,825 shares of Principal Tax-Exempt Cash Management Fund, Inc. outstanding on April 8, 1999. The aggregate net assets of Principal Cash Management Fund, Inc. and Principal Tax-Exempt Cash Management Fund, Inc. immediately before the acquisition were approximately $355,081,000 and $19,507,000, respectively.

SCHEDULE OF INVESTMENTS




PRINCIPAL CASH MANAGEMENT FUND, INC.

                                        Principal
                                         Amount         Value


Commercial Paper (86.35%)

Asset-Backed Securities (13.96%)
   CXC, INC.;
     5.36%; 11/17/1999                $2,000,000   $ 1,995,235
     5.35%; 11/19/1999                 1,450,000     1,446,121
     5.39%; 12/8/1999                  4,000,000     3,977,841
     6.03%; 1/26/2000                  1,500,000     1,478,392
     6.00%; 2/9/2000                   1,500,000     1,475,000
   Ciesco L.P.;
     5.32%; 12/17/1999                 3,000,000     2,979,607
   Corporate Asset Funding Co.;
     5.35%; 11/18/1999                 5,000,000     4,987,368
     5.35%; 11/23/1999                 1,125,000     1,121,322
     5.37%; 12/2/1999                  3,500,000     3,483,815
     5.35%; 12/8/1999                  4,000,000     3,978,006
     5.82%; 1/21/2000                  2,000,000     1,973,810
   Corporate Receivables Corp.;
     5.35%; 11/1/1999                  1,000,000     1,000,000
     5.37%; 11/1/1999                    625,000       625,000
     5.38%; 11/8/1999                  3,000,000     2,996,862
     5.37%; 11/16/1999                 3,200,000     3,192,840
     5.35%; 11/17/1999                 2,300,000     2,294,531
     5.38%; 12/3/1999                  4,200,000     4,179,915
     5.39%; 12/14/1999                 2,750,000     2,732,295
     5.80%; 1/14/2000                  2,400,000     2,371,387
     6.00%; 1/28/2000                  4,084,000     4,024,102

                                                    52,313,449

Business Credit Institutions (7.64%)
   American Express Credit Corp.;
     5.29%; 12/15/1999                   850,000       844,504
     5.31%; 12/16/1999                 3,500,000     3,476,769
     4.80%; 12/20/1999                 1,250,000     1,241,833
   CIT Group Holding, Inc.;
     5.30%; 12/9/1999                    875,000       870,105
     5.30%; 12/13/1999                 2,000,000     1,987,633
   Deere (John) Credit Group PLC;
     5.33%; 11/1/1999                  1,525,000     1,525,000
     5.33%; 11/5/1999                  3,000,000     2,998,224
     5.32%; 11/15/1999                 3,850,000     3,842,035
     5.32%; 12/15/1999                 3,900,000     3,874,641
   General Electric Capital Corp.;
     4.78%; 11/5/1999                  1,350,000     1,349,283
     4.88%; 11/23/1999                   675,000       672,987
     4.92%; 11/23/1999                   600,000       598,196
     4.90%; 11/29/1999                   475,000       473,190
     4.82%; 12/10/1999                   725,000       721,214
     4.90%; 1/20/2000                  2,000,000     1,978,222
     5.08%; 2/18/2000                    450,000       443,079
     5.13%; 2/22/2000                    525,000       516,546
     5.20%; 2/25/2000                    400,000       393,298
     5.36%; 3/1/2000                     375,000       368,244
     5.38%; 4/3/2000                     475,000       464,068

                                                    28,639,071
Commercial Banks (1.45%)
   J.P. Morgan & Co., Inc.;
     4.82%; 12/10/1999                $3,000,000   $ 2,984,335
     5.48%; 3/6/2000                   1,500,000     1,471,230
     5.83%; 4/4/2000                   1,000,000       974,899

                                                     5,430,464
Computer & Office Equipment (0.32%)
   Xerox Credit Corp.;
     5.11%; 3/21/2000                  1,200,000     1,199,791

Crude Petroleum & Natural Gas (1.93%)
   Chevron U.K. Investment PLC;
     5.80%; 1/25/2000                  1,500,000     1,479,458
     5.80%; 2/2/2000                   2,000,000     1,970,033
     5.96%; 2/18/2000                  1,200,000     1,178,345
     5.79%; 3/2/2000                   1,500,000     1,470,568
     5.86%; 3/24/2000                  1,150,000     1,123,044

                                                     7,221,448
Crushed & Broken Stone (0.87%)
   Vulcan Materials Co.;
     5.32%; 11/2/1999                  2,500,000     2,499,630
     5.35%; 11/2/1999                    775,000       774,885

                                                     3,274,515
Cutlery, Handtools &
Hardware (0.55%)
   Stanley Works;
     5.32%; 11/9/1999                  2,075,000     2,072,547

Department Stores (4.82%)
   Sears Roebuck Acceptance Corp.;
     5.33%; 11/3/1999                  4,000,000     3,998,815
     5.35%; 11/8/1999                  5,000,000     4,994,799
     5.33%; 11/9/1999                    425,000       424,497
     5.33%; 11/10/1999                 2,675,000     2,671,435
     5.36%; 11/22/1999                 1,450,000     1,445,466
     5.32%; 12/9/1999                    575,000       571,771
     5.36%; 12/9/1999                  3,000,000     2,983,027
     6.12%; 1/19/2000                  1,000,000       986,570

                                                    18,076,380
Electric Services (2.57%)
   Alliant Energy Corp.;
     5.32%; 11/4/1999                  5,225,000     5,222,684
     5.33%; 11/12/1999                 2,450,000     2,446,010
   Teco Finance, Inc.;
     5.85%; 2/10/2000                  2,000,000     1,967,175

                                                     9,635,869
Federally & Federally Sponsored
Credit (0.93%)
   Private Export Funding Corp.;
     5.30%; 12/3/1999                  1,500,000     1,492,933
     5.30%; 12/10/1999                 2,000,000     1,988,517

                                                     3,481,450
Foreign Banks, Branches &
Agencies (1.06%)
   Deutsche Bank Financial, Inc.;
     5.91%; 1/6/2000                   2,000,000     1,978,330
     6.06%; 1/18/2000                  2,000,000     1,973,740

                                                     3,952,070
Insurance Agents, Brokers &
Services (0.39%)
   Marsh & McLennan Cos.;
     6.05%; 1/28/2000                 $1,500,000   $ 1,477,817

Investment Offices (3.89%)
   Morgan Stanley Group, Inc.;
     6.03%; 1/7/2000                   3,250,000     3,213,527
     5.77%; 1/11/2000                  3,500,000     3,460,171
     5.77%; 1/12/2000                  4,000,000     3,953,840
     6.05%; 1/13/2000                  2,000,000     1,975,463
     6.10%; 1/13/2000                  2,000,000     1,975,261

                                                    14,578,262
Life Insurance (6.20%)
   American General Corp.;
     5.33%; 12/14/1999                 3,000,000     2,980,901
     5.31%; 12/16/1999                 2,000,000     1,986,725
   Safeco Credit Co. Inc.;
     5.38%; 11/2/1999                  2,000,000     1,999,701
     5.40%; 11/10/1999                 4,300,000     4,294,195
     5.41%; 11/15/1999                 5,000,000     4,989,481
     5.40%; 11/30/1999                 3,200,000     3,186,080
     5.42%; 12/7/1999                  3,800,000     3,779,404
                                                    23,216,487
Miscellaneous Electrical Equipment &
Supplies (4.38%)
   General Electric Co.;
     4.81%; 11/12/1999                   575,000       574,155
     5.33%; 11/29/1999                 5,000,000     4,979,272
     5.34%; 12/21/1999                 1,000,000       992,583
     5.33%; 12/22/1999                 3,000,000     2,977,347
     5.34%; 12/23/1999                 2,500,000     2,480,717
     5.34%; 12/28/1999                 2,500,000     2,478,863
   Peacock Funding Corp.;
     4.85%; 11/12/1999                 1,500,000     1,497,777
     5.56%; 2/1/2000                     425,000       418,961

                                                    16,399,675
Miscellaneous Food & Kindred
Products (0.40%)
   Cargill, Inc.;
     5.40%; 1/20/2000                  1,500,000     1,482,000

Miscellaneous Investing (2.99%)
   Delaware Funding Corp.;
     5.35%; 11/5/1999                  1,993,000     1,991,815
     5.38%; 11/9/1999                  2,000,000     1,997,609
     6.12%; 1/10/2000                  2,000,000     1,976,200
     5.87%; 1/18/2000                  1,500,000     1,480,922
     6.00%; 1/24/2000                  1,500,000     1,479,000
     6.05%; 1/24/2000                    600,000       591,530
     5.78%; 2/11/2000                  1,200,000     1,180,348
     5.82%; 2/22/2000                    500,000       490,866

                                                    11,188,290
Miscellaneous Manufacturers (3.49%)
   Dover Corp.;
     5.33%; 11/3/1999                  4,000,000     3,998,815
     5.32%; 11/12/1999                 3,000,000     2,995,123
     5.32%; 11/17/1999                 3,000,000     2,992,907
     5.32%; 11/19/1999                 2,000,000     1,994,680
     5.32%; 12/2/1999                  1,100,000     1,094,961

                                                    13,076,486
Miscellaneous Plastics
Products, NEC (0.53%)
   Illinois Tool Works, Inc.;
     5.32%; 11/16/1999                $2,000,000   $ 1,995,567

Mortgage Bankers & Brokers (4.05%)
   Countrywide Home Loan, Inc.;
     5.32%; 11/2/1999                  3,000,000     2,999,557
     5.35%; 11/9/1999                  3,500,000     3,495,839
     5.33%; 11/18/1999                 3,700,000     3,690,687
     5.38%; 11/24/1999                 5,000,000     4,982,814

                                                    15,168,897
Motor Vehicles & Equipment (1.99%)
   Paccar Financial Corp.;
     5.31%; 12/6/1999                  3,500,000     3,481,931
     5.32%; 12/20/1999                 4,000,000     3,971,036

                                                     7,452,967
Personal Credit Institutions (10.47%)
   Associates Corp. of North America;
     5.31%; 11/1/1999                  2,975,000     2,975,000
   Associates First Capital Corp.;
     5.32%; 11/29/1999                 2,000,000     1,991,724
     5.35%; 12/1/1999                    675,000       671,991
     5.31%; 12/3/1999                    900,000       895,752
     5.31%; 12/13/1999                 4,000,000     3,975,220
     5.46%; 1/10/2000                  1,450,000     1,434,606
     5.35%; 4/14/2000                  1,025,000       999,866
   Comoloco, Inc.;
     4.80%; 11/9/1999                  1,100,000     1,098,827
     4.82%; 11/16/1999                 1,000,000       997,992
     4.83%; 11/19/1999                 1,000,000       997,585
     4.87%; 11/19/1999                   500,000       498,783
     4.91%; 11/22/1999                   400,000       398,854
     4.85%; 12/3/1999                    750,000       746,767
     5.78%; 2/14/2000                  2,000,000     1,966,283
     5.21%; 3/3/2000                     325,000       319,215
     5.25%; 3/3/2000                     390,000       383,004
     5.30%; 3/3/2000                     200,000       196,378
     5.51%; 3/16/2000                    500,000       489,592
     5.28%; 3/17/2000                    350,000       342,967
     5.34%; 3/20/2000                    650,000       636,502
     5.41%; 3/24/2000                    500,000       489,180
     5.57%; 4/28/2000                    750,000       729,229
     5.78%; 7/7/2000                   1,200,000     1,152,026
   Ford Motor Credit Co.;
     5.30%; 12/6/1999                  2,000,000     1,989,694
     5.30%; 12/7/1999                  2,000,000     1,989,400
   General Motors Acceptance Corp.;
     5.33%; 11/22/1999                 2,000,000     1,993,782
     5.33%; 11/23/1999                 3,000,000     2,990,228
     5.29%; 12/9/1999                  3,000,000     2,983,248
     5.42%; 4/18/2000                    750,000       730,917
   Norwest Financial, Inc.;
     5.30%; 11/22/1999                 1,600,000     1,595,053
     5.38%; 4/14/2000                    600,000       585,205

                                                    39,244,870
Petroleum Refining (6.35%)
   Equilon Enterprises LLC;
     5.72%; 1/18/2000                 $1,000,000   $   987,607
     5.73%; 1/18/2000                  1,200,000     1,185,102
     5.77%; 1/18/2000                  1,000,000       987,498
     5.73%; 1/19/2000                  1,250,000     1,234,282
     5.75%; 1/19/2000                  1,685,000     1,663,739
     5.74%; 1/21/2000                  2,000,000     1,974,170
     5.75%; 1/21/2000                  1,375,000     1,357,211
     5.72%; 1/24/2000                  1,350,000     1,331,982
     5.70%; 2/1/2000                   1,275,000     1,256,428
     5.72%; 2/11/2000                  1,200,000     1,180,552
     5.71%; 2/15/2000                  2,000,000     1,966,374
     5.71%; 2/23/2000                  1,500,000     1,472,878
   Motiva Enterprises LLC;
     5.78%; 1/18/2000                  2,050,000     2,024,327
     5.71%; 1/24/2000                  1,000,000       986,677
     5.77%; 1/25/2000                  1,000,000       986,376
     5.76%; 2/4/2000                   3,250,000     3,200,600

                                                    23,795,803
Pipelines, Except Natural Gas (0.47%)
   Cortez Capital Corp.;
     5.29%; 11/5/1999                  1,775,000     1,773,957

Security Brokers & Dealers (4.65%)
   Merrill Lynch & Co., Inc.;
     5.30%; 11/23/1999                 2,000,000     1,993,522
     5.28%; 11/30/1999                 3,000,000     2,987,240
     5.28%; 12/1/1999                  5,000,000     4,978,000
     5.29%; 12/2/1999                  2,425,000     2,413,953
     5.34%; 12/6/1999                  2,250,000     2,238,319
     4.93%; 2/4/2000                   1,350,000     1,332,437
     4.94%; 2/4/2000                     750,000       740,223
     5.05%; 2/11/2000                    750,000       739,269

                                                    17,422,963


                          Total Commercial Paper   323,571,095

Bonds (12.69%)

Beverages (0.17%)
   PepsiCo, Inc.;
     6.80%; 5/15/2000                    500,000       502,763
     5.88%; 6/1/2000                     150,000       149,925

                                                       652,688
Business Credit Institutions (1.46%)
   American Express Credit Corp.
     Notes; 6.13%; 6/15/2000           $ 910,000   $   912,272
     Senior Notes; 6.50%; 8/1/2000     1,500,000     1,504,537
   CIT Group Holdings, Inc.
     Medium-Term Notes;
     5.88%; 12/9/1999                    435,000       435,283
     6.80%; 4/17/2000                    350,000       351,166
     6.70%; 5/2/2000                     500,000       502,906
     Senior Notes; 6.20%; 10/20/2000   1,600,000     1,598,468
   General Electric Capital Corp.
     Notes; 5.60%; 1/14/2000             150,000       149,954

                                                     5,454,586
Commercial Banks (0.39%)
   Norwest Corp.
     Senior Notes; 6.75%; 5/12/2000    1,000,000     1,004,864
   Norwest Financial Inc.
     Notes; 5.13%; 4/15/2000             450,000       448,632

                                                     1,453,496
Computer & Office Equipment (0.34%)
   Xerox Corp.
     Debentures; 9.75%; 3/15/2000      1,255,000     1,272,746

Miscellaneous Chemical Products (0.08%)
   EI DuPont de Nemours Co.
     Debentures; 9.15%; 4/15/2000        300,000       305,098

Miscellaneous Equipment Rental &
Leasing (1.85%)
   International Lease Finance Corp.
     Notes;
     6.13%; 11/1/1999                  1,200,000     1,200,000
     5.75%; 12/15/1999                 2,760,000     2,761,935
     6.65%; 4/1/2000                     250,000       250,916
     6.20%; 5/1/2000                   1,575,000     1,578,257
     7.00%; 5/15/2000                    500,000       503,041
     6.63%; 8/15/2000                    650,000       652,597

                                                     6,946,746
Personal Credit Institutions (7.85%)
   American General Finance Corp.
     Notes;
     7.25%; 4/15/2000                    776,000       782,430
     5.88%; 7/1/2000                     700,000       700,109
     Senior Notes; 6.13%; 9/15/2000      250,000       249,876
   Associates Corp. of North America
     Notes;
     8.25%; 12/1/1999                  1,230,000     1,233,027
     6.00%; 3/15/2000                  2,170,000     2,175,044
     5.25%; 3/30/2000                    835,000       833,761
     Senior Notes;
     9.13%; 4/1/2000                     500,000       506,957
     6.00%; 6/15/2000                  2,110,000     2,113,321
     6.38%; 6/15/2000                    300,000       301,069
     6.25%; 9/15/2000                    200,000       199,991
   Avco Financial Services, Inc.
     Senior Notes;
     6.35%; 10/26/1999                 $ 500,000   $   500,000
     5.50%; 4/1/2000                     899,000       898,858
   Commercial Credit Co.
     Notes;
     6.00%; 4/15/2000                  1,100,000     1,101,509
     6.75%; 5/15/2000                    500,000       502,744
     5.75%; 7/15/2000                    480,000       479,093
   Ford Motor Credit Co.
     Debentures; 9.50%; 4/15/2000        275,000       280,097
     Notes;
     8.38%; 1/15/2000                    739,000       743,551
     6.38%; 4/15/2000                  2,225,000     2,231,523
     6.85%; 8/15/2000                  3,415,000     3,434,947
     6.38%; 10/6/2000                    425,000       425,280
   General Motors Acceptance Corp.
     Debentures; 9.63%; 5/15/2000      1,450,000     1,479,522
     Notes;
     7.00%; 3/1/2000                   1,940,000     1,950,559
     9.38%; 4/1/2000                     560,000       569,127
   Household Finance Corp.
     Senior Notes;
     6.00%; 5/8/2000                   1,800,000     1,800,428
     6.38%; 6/30/2000                  1,320,000     1,324,828
   Norwest Corp.
     Senior Notes; 7.13%; 4/1/2000       500,000       502,747
   Norwest Financial, Inc.
     Notes;
     6.05%; 11/19/1999                 1,500,000     1,500,660
     7.25%; 3/15/2000                    170,000       171,109
     Senior Notes; 6.88%; 6/15/2000      439,000       441,646

                                                    29,433,813
Security Brokers & Dealers (0.55%)
   Bear Stearns Cos., Inc.
     Senior Notes; 6.75%; 8/15/2000    1,300,000     1,306,204
   Merrill Lynch & Co.
     Notes; 8.38%; 2/9/2000              735,000       740,844

                                                     2,047,048


                                     Total Bonds    47,566,221

Private Export Funding Corporation (PEFCO)
Certificates (0.18%)

Private Export Funding Corp.
   Secured Notes; 9.45%; 12/31/1999      660,000       663,957


            Total Portfolio Investments (99.22%)   371,801,273

Cash, receivables and other assets,
   net of liabilities (0.78%)                        2,906,585


                      Total Net Assets (100.00%)  $374,707,858

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .045         .051         .050         .049        .052

                       Total from Investment Operations        .045         .051         .050         .049        .052

Less Dividends:
   Dividends From Net Investment Income.................      (.045)       (.051)       (.050)       (.049)      (.052)



                                        Total Dividends       (.045)       (.051)       (.050)       (.049)      (.052)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000




Total Return(c) ........................................      4.56%        5.10%        4.96%        5.00%       5.36%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............   $352,675     $294,918     $836,072     $694,962    $623,864
   Ratio of Expenses to Average Net Assets(b) ..........       .69%         .56%(d)      .63%         .66%        .72%
   Ratio of Net Investment Income to
     Average Net Assets.................................      4.45%        5.12%        4.98%        4.88%       5.24%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(e)

Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .039         .042         .041         .041        .041

                       Total from Investment Operations        .039         .042         .041         .041        .041

Less Dividends:
   Dividends from Net Investment Income.................      (.039)       (.042)       (.041)       (.041)      (.041)



                                        Total Dividends       (.039)       (.042)       (.041)       (.041)      (.041)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000



Total Return(c) ........................................      4.00%        4.25%        4.05%        4.13%       4.19%(f)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............     $6,330       $3,602         $992         $520        $208
   Ratio of Expenses to Average Net Assets(b) ..........      1.14%        1.41%(d)     1.47%        1.50%       1.42%(g)
   Ratio of Net Investment Income to
     Average Net Assets.................................      4.00%        4.23%        4.08%        4.08%       4.50%(g)


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class C shares                                                 1999(h)

Net Asset Value, Beginning of Period....................     $1.000
Income from Investment Operations:
   Net Investment Income  ..............................       .010

                       Total from Investment Operations        .010
Less Dividends:
   Dividends from Net Investment Income.................      (.010)


                                        Total Dividends       (.010)

Net Asset Value, End of Period..........................     $1.000



Total Return(c) ........................................      1.01%(f)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............       $132
   Ratio of Expenses to Average Net Assets ........2.26%        (g)
   Ratio of Net Investment Income to
     Average Net Assets.................................      3.01%(g)


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(i)

Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .040         .046         .044         .030

                       Total from Investment Operations        .040         .046         .044         .030

Less Dividends:
   Dividends from Net Investment Income.................      (.040)       (.046)       (.044)       (.030)



                                        Total Dividends       (.040)       (.046)       (.044)       (.030)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000




Total Return(c) ........................................      4.04%        4.56%        4.16%        2.97%(f)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............    $15,571      $10,414       $4,296       $1,639
   Ratio of Expenses to Average Net Assets(b) ..........      1.15%        1.05%(d)     1.26%         .99%(g)
   Ratio of Net Investment Income to
     Average Net Assets.................................      3.99%        4.62%        4.40%        4.41%(g)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following change was made to the name of the Money Market Fund:

         Former Fund Name                          New Fund Name
Princor Cash Management Fund, Inc.      Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:


                                                          Year Ended                         Ratio of
                                                        October 31,         Per Share        Expenses
                                                          Except         Net Investment     to Average          Amount
                                                          as Noted           Income         Net Assets          Waived


         Class A                                            1998             $.051               .56%         $   --   (d)
                                                            1997              .050               .63              --
                                                            1996              .049               .67              7,102
                                                            1995              .052               .78            296,255

         Class B                                            1998              .041              1.49              1,343(d)
                                                            1997              .036              2.14              5,492
                                                            1996              .029              3.94              6,140
                                                            1995(e)           .041              1.63(g)             104

         Class R                                            1998              .046              1.05              --   (d)
                                                            1997              .043              1.34              2,441
                                                            1996(i)           .030               .99              --

    The Manager ceased its waiver of expenses for Principal Cash Management Fund, Inc. on March 1, 1998.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d) Management fee waivers apply to November 1, 1997 through February 28, 1998.

(e) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

(h) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(i) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996.

The Boards of Directors and Shareholders
Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Growth Fund, Inc.
Principal MidCap Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Utilities Fund, Inc.
Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.
Principal Bond Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal High Yield Fund, Inc.
Principal Limited Term Bond Fund, Inc.
Principal Tax-Exempt Bond Fund, Inc.
Principal Cash Management Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Principal Domestic Growth Funds (comprising, respectively, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal MidCap Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc. and Principal Utilities Fund, Inc.), The Principal International Growth Funds (comprising, respectively, Principal International
Emerging Markets Fund, Inc., Principal International Fund, Inc. and Principal International SmallCap Fund, Inc.), The Principal Income Funds (comprising, respectively, Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal High Yield Fund, Inc., Principal Limited Term Bond Fund, Inc. and Principal Tax-Exempt Bond Fund, Inc.) and The Principal Money Market Fund (Principal Cash Management Fund, Inc.) as of October 31, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodians and brokers. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Principal Domestic Growth Funds, The Principal International Growth Funds, The Principal Income Funds and The
Principal Money Market Fund at October 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



Des Moines, Iowa
November 24, 1999

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

                                                       Periods Ended October 31, 1999

                                         Per Share                                        Per Share
                               Income Dividend Distributions                     Capital Gain Distributions
                                                                                                                        Total
                                                                                                              Total    Dividends
                        Payable      Per      Total      Deductible      Payable      Long-   Short-   Capital Gain      and
                         Date       Share   Dividends    Percentage*      Date        Term**  Term***   Distributions  Distributions

   Principal Balanced Fund, Inc.
       A Shares        12/22/98    $.1140                  27.04%       12/04/98    $.4535
                        3/24/99     .1140                  28.47%
                        6/24/99     .1050                  27.92%
                        9/24/99     .1000                  26.52%
                                             $.4330                                                        $.4535        $.8865
       B Shares        12/22/98    $.0831                  27.04%       12/04/98    $.4535
                        3/24/99     .0869                  28.47%
                        6/24/99     .0765                  27.92%
                        9/24/99     .0712                  26.52%
                                             $.3177                                                        $.4535        $.7712
       C Shares****     9/24/99    $.0653                  26.52%
                                             $.0653                                                                      $.0653
       R Shares        12/22/98    $.0896                  27.04%       12/04/98    $.4535
                        3/24/99     .0925                  28.47%
                        6/24/99     .0828                  27.92%
                        9/24/99     .0778                  26.52%
                                             $.3427                                                        $.4535        $.7962

   Principal Blue Chip Fund, Inc.
       A Shares        12/24/98    $.0511                  89.67%       12/04/98    $.0018     $.0024
                        3/24/99     .0375                  89.63%
                        6/24/99     .0375                  84.10%
                        9/24/99     .0100                  86.85%
                                             $.1361                                                        $.0042        $.1403
       B Shares        12/24/98    $.0113                  89.67%       12/04/98    $.0018     $.0024
                        3/24/99      --                      --
                        6/24/99      --                      --
                        9/24/99      --                      --
                                             $.0113                                                        $.0042        $.0155

       R Shares        12/24/98    $.0204                  89.67%       12/04/98    $.0024     $.0024
                        3/24/99     .0063                  89.63%
                        6/24/99     .0031                  84.10%
                        9/24/99       --                     --
                                             $.0298                                                        $.0042        $.0340

   Principal Capital Value Fund, Inc.
       A Shares        12/24/98    $.2547                  91.53%       12/04/98    $1.8666    $.0847
                        6/24/99     .2525                  96.70%
                                             $.5072                                                        $1.9513       $2.4585
       B Shares        12/24/98    $.1384                  91.53%       12/04/98    $1.8666    $.0847
                        6/24/99     .1356                  96.70%
                                             $.2740                                                        $1.9513       $2.2253
       R Shares        12/24/98    $.1395                  91.53%       12/04/98    $1.8666    $.0847
                        6/24/99     .1445                  96.70%
                                             $.2840                                                        $1.9513       $2.2353

   Principal Growth Fund, Inc.
       A Shares        12/24/98    $.1755                  67.60%
                        6/24/99     .1200                  89.18%
                                             $.2955                                                                      $.2955
       B Shares        12/24/98    $.0266                  67.60%
                        6/24/99       --                       --
                                             $.0266                                                                      $.0266

   Principal International Fund, Inc.
       A Shares        12/24/98    $.1140                               12/04/98    $.4555         --
                                             $.1140                                                        $.4555        $.5695
       B Shares        12/24/98    $.0521                               12/04/98    $.455          --
                                             $.0521                                                        $.4555        $.5076
       R Shares        12/24/98    $.0412                               12/04/98    $.4555         --
                                             $.0412                                                        $.4555        $.4967

   Principal International SmallCap Fund, Inc.
       A Shares                                                         12/04/98    $.0777          --
                                                                                                           $.0777        $.0777
       B Shares                                                         12/04/98    $.0777          --
                                                                                                           $.0777        $.0777

       R Shares                                                         12/04/98    $.0777          --
                                                                                                           $.0777        $.0777



   Foreign Taxes Paid

   Principal International Fund, Inc. makes an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended October 31, 1999 totals $0.0262 per share for Principal International Fund, Inc. This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099 form you receive from the fund's transfer agent.




                         Periods Ended October 31, 1999

                                         Per Share                                        Per Share
                               Income Dividend Distributions                     Capital Gain Distributions
                                                                                                                             Total
                                                                                                              Total        Dividends
                        Payable      Per      Total      Deductible      Payable      Long-      Short-  Capital Gain        and
                         Date       Share   Dividends    Percentage*      Date        Term**    Term***  Distributions Distributions

   Principal Real Estate Fund, Inc.
       A Shares        12/24/98    $.0900
                        3/24/99     .0725
                        6/24/99     .0650
                        9/24/99     .0750
                                             $.3025                                                                      $.3025
       B Shares        12/24/98    $.0823
                        3/24/99     .0572
                        6/24/99     .0502
                        9/24/99     .0622
                                             $.2519                                                                      $.2519
       C Shares****     9/24/99    $.0567
                                             $.0567                                                                      $.0567
       R Shares        12/24/98    $.0916
                        3/24/99     .0674
                        6/24/99     .0655
                        9/24/99     .0715
                                             $.2960                                                                      $.2960
   Principal Utilities Fund, Inc.
       A Shares        12/24/98    $.0900                  97.94%       12/04/98    $.2328     $.0056
                        3/24/99     .0900                  99.52%
                        6/24/99     .0850                  96.38%
                        9/24/99     .0800                  95.33%
                                             $.3450                                                        $.2384        $.5834
       B Shares        12/24/98    $.0580                  97.94%       12/04/98    $.2328     $.0056
                        3/24/99     .0580                  99.52%
                        6/24/99     .0528                  96.38%
                        9/24/99     .0494                  95.33%
                                             $.2182                                                        $.2384        $.4566
       C Shares****     9/24/99    $.0434                  95.33%
                                             $.0434                                                                      $.0434
       R Shares        12/24/98    $.0591                  97.94%       12/04/98    $.2328     $.0056
                        3/24/99     .0591                  99.52%
                        6/24/99     .0532                  96.38%
                        9/24/99     .0515                  95.33%
                                             $.2229                                                        $.2384        $.4613

   * Percent qualifying for deduction by shareholders who are corporations.

  ** Taxable as long-term capital gain.

 *** Taxable at ordinary income rates.

**** Dividends declared for period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

Ordinary Income Dividends

The Funds paid the following per share income dividends on the dates indicated:

                                              Per Share Dividends/Payable Date

         Fund                 11/24/98 12/22/98  1/22/99  2/24/99  3/24/99 4/23/99  5/24/99 6/24/99 7/23/99 8/24/99  9/24/9910/22/99

Principal Bond Fund, Inc.
         Class A               $.0575   $.0575    $.0575  $.0575   $.0562  $.0562   $.0562  $.0562  $.0575  $.0575   $.0575  $.0575
         Class B                .0502    .0502     .0502   .0502    .0491   .0491    .0491   .0491   .0504   .0504    .0504   .0504
         Class C*                 --       --        --      --       --      --       --      --    .0492   .0492    .0492   .0492
         Class R                .0509    .0509     .0509   .0509    .0506   .0506    .0506   .0506   .0520   .0520    .0520   .0520

Principal Government
   Securities Income
   Fund, Inc.
         Class A                .0588    .0588     .0588   .0588    .0588   .0588    .0575   .0575   .0575   .0575    .0562   .0562
         Class B                .0535    .0535     .0535   .0535    .0535   .0535    .0507   .0507   .0507   .0507    .0496   .0496
         Class C*                 --       --       --       --      --       --      --      --     .0491   .0491    .0469   .0469
         Class R                .0510    .0510     .0510   .0510    .0510   .0510    .0503   .0503   .0503   .0503    .0499   .0499

Principal High Yield
   Fund, Inc.
         Class A                .0513    .0525     .0525   .0525    .0538   .0538    .0538   .0538   .0538   .0538    .0538   .0538
         Class B                .0456    .0473     .0473   .0473    .0490   .0490    .0490   .0490   .0490   .0490    .0490   .0490
         Class C*                 --       --       --       --      --       --      --      --     .0469   .0469    .0469   .0469
         Class R                .0456    .0481     .0481   .0481    .0497   .0497    .0497   .0497   .0497   .0497    .0497   .0497

Principal Limited Term Bond
   Fund, Inc.
         Class A                .0450    .0475     .0475   .0475    .0475   .0475    .0475   .0475   .0475   .0475    .0475   .0475
         Class B                .0401    .0424     .0424   .0424    .0424   .0424    .0424   .0424   .0424   .0424    .0424   .0424
         Class C*                 --       --       --       --      --       --      --      --     .0399   .0399    .0399   .0399
         Class R                .0390    .0410     .0410   .0410    .0410   .0410    .0410   .0410   .0410   .0410    .0410   .0410

Principal Tax-Exempt Bond
   Fund, Inc.**
         Class A                .0500    .0500     .0500   .0500    .0500   .0500    .0500   .0500   .0487   .0487    .0487   .0487
         Class B                .0437    .0437     .0437   .0437    .0437   .0437    .0437   .0437   .0430   .0430    .0430   .0430
         Class C*                 --       --       --       --      --       --      --      --     .0392   .0392    .0392   .0392


Capital Gain Distributions

Principal Bond Fund, Inc. Class A, B, and R shares paid long-term capital gain distributions of $.0329, and Principal Tax-Exempt Bond Fund, Inc. Class A and B shares paid long-term capital gain distributions of $.005 per share on December 4, 1998.

     * Dividends declared for period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

     ** Dividends from the Principal Tax-Exempt Bond Fund, Inc. were exempt from federal income taxation for non-corporate shareholders.

FEDERAL INCOME TAX INFORMATION (Continued)


Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.



Ordinary Income Dividends


The Fund paid the following per share income dividends on the dates indicated:


                                              Per Share Dividends/Payable Date


         Fund                  11/20/98 12/18/98  1/20/99 2/19/99  3/19/99 4/20/99  5/20/99 6/18/99 7/20/99 8/20/99  9/20/9910/20/99

Principal Cash Management
   Fund, Inc.
         Class A               $.0040   $.0035    $.0044  $.0036   $.0033  $.0039   $.0034  $.0032  $.0036  $.0036   $.0038  $.0039
         Class B                .0035    .0031     .0036   .0032    .0029   .0034    .0030   .0028   .0032   .0033    .0036   .0037
         Class C*                 --       --        --      --       --      --       --      --    .0015   .0023    .0025   .0027
         Class R                .0037    .0033     .0038   .0034    .0030   .0035    .0031   .0029   .0033   .0033    .0034   .0035




   * Dividends declared for period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

PRINCIPAL MUTUAL FUNDS

The Principal Mutual Funds provide a choice of investment objectives through Domestic Growth Funds, International Growth Funds, Income Funds and a Money Market Fund. More complete information about any of the Funds, including charges and expenses, is provided in the Funds' prospectus. A free copy is available from Princor Financial Services Corporation, The Principal Financial Group, Des Moines, Iowa 50392-0200 (telephone 1-800-247-4123).
Please read it carefully before you invest or send money.

                              INVESTMENT OBJECTIVE
DOMESTIC GROWTH FUNDS

   Principal Balanced Fund       To seek the generation of a total
                                 return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective.

   Principal Blue Chip Fund      To seek  growth of  capital  and
                                 growth of income by investing primarily in common stocks of well capitalized, established companies.

   Principal Capital Value Fund  To seek  long-term  capital
                                 appreciation  and  a  secondary   objective  of
                                 growth of investment income.

   Principal Growth Fund         To seek  growth  of  capital  with
                                 realization of current income incidental to the objective of growth of capital.

   Principal MidCap Fund         To seek  capital  appreciation  by
                                 investing primarily in securities of emerging and other growth-oriented companies.

   Principal Real Estate Fund    To seek  the  generation  of
                                 total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

   Principal SmallCap Fund       To  seek  long-term  growth  of
                                 capital  by   investing   primarily  in  equity
                                 securities  of  companies  with   comparatively
                                 smaller market capitalizations.

   Principal Utilities Fund      To  seek  current  income  and
                                 long-term growth of income and capital by investing primarily in equity and fixed income securities of companies in the public utilities industry.

INTERNATIONAL GROWTH FUNDS

   Principal International       To seek long-term  growth of capital by
   Emerging Markets Fund         investing  primarily in equity  securities
                                 of issuers in emerging market
                                 countries.

   Principal International Fund  To seek long-term growth of
                                 capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

   Principal International       To seek long-term  growth of capital by
   SmallCap Fund                 investing  primarily in equity  securities
                                 of non-United States companies
                                 with comparatively smaller market
                                 capitalizations.

INCOME FUNDS

   Principal Bond Fund           To seek as high a level of income as
                                 is consistent with preservation of capital and prudent investment risk.

   Principal Government          To seek a high level of current income,
   Securities Income Fund        liquidity and safety of principal.

   Principal High  Yield Fund    To seek high  current  income.
                                 Capital growth is a secondary objective when consistent with seeking high current income.

   Principal Limited Term        To seek a high  level of  current
   Bond Fund                     income  consistent with a relatively high level
                                 of principal stability by investing
                                 in a portfolio of securities with a dollar weighted average maturity of five years or less.

   Principal Tax-Exempt          To seek as high a level of  current
   Bond Fund                     income  exempt  from  federal  taxation  as  is
                                 consistent with preservation of capital.


MONEY MARKET FUND

   Principal Cash                To seek as high a level of current  income
   Management Fund               available  from  short-term  securities  as  is
                                 considered consistent with
                                 preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.